UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

GLOBAL NET LEASE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Date Filed:

650 Fifth Avenue, 30th Floor
New York, New York 10019
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on April 12, 2021
February 26, 2021
To the Stockholders of Global Net Lease, Inc.:
I am pleased to invite our stockholders to the 2021 Annual Meeting of Stockholders (“Annual Meeting”) of Global Net Lease, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on Monday, April 12, 2021. The Annual Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live webcast. You will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via the live webcast by visiting www.virtualshareholdermeeting.com/GNL2021.
At the Annual Meeting, you will be asked to consider and vote upon (1) the election of three members of the Board of Directors to serve until the 2024 annual meeting of stockholders (the “2024 Annual Meeting”) and until their successors are duly elected and qualify, (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021, (3) a proposal to adopt a non-binding advisory resolution approving the executive compensation for our named executive officers as described herein, (4) a proposal recommending, by non-binding vote, the frequency of future non-binding advisory votes on executive compensation, (5) a proposal to approve the 2021 Omnibus Incentive Compensation Plan of the Company, (6) a proposal to approve the 2021 Advisor Omnibus Incentive Compensation Plan of the Company and (7) the transaction of such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof. Our Board of Directors has fixed the close of business on February 16, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Record holders of shares of the Company’s common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.
For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. The Company makes proxy materials available to our stockholders on the Internet. The Company is relying on Securities and Exchange Commission rules that allow the Company to furnish proxy materials to you via the Internet. Unless you have already requested to receive a printed set of proxy materials, you will receive a Notice Regarding the Internet Availability of Proxy Materials. This Notice contains instructions on how to access proxy materials and authorize a proxy to vote your shares via the Internet or, if you prefer, to request a printed set of proxy materials at no additional cost to you.
You can access proxy materials at www.proxyvote.com/GNL. You also may authorize your proxy via the Internet or by telephone by following the instructions on that website. In order to authorize your proxy via the Internet or by telephone, and to be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/GNL2021, you must have the control number that appears on the materials sent to you. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Your attendance alone, without voting, will not be sufficient to revoke a previously authorized proxy.

You are cordially invited to attend the Annual Meeting. Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person via webcast or not, it is important that your shares be voted on matters that come before the Annual Meeting. Your vote is important.
By Order of the Board of Directors,
/s/ Christopher J. Masterson

Christopher J. Masterson
Chief Financial Officer, Treasurer and Secretary

GLOBAL NET LEASE, INC.

i

ii

650 Fifth Avenue, 30th Floor
New York, New York 10019
PROXY STATEMENT
The accompanying proxy is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of Global Net Lease, Inc., a Maryland corporation (the “Company”), for use at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) and at any postponement or adjournment thereof, and is provided together with this proxy statement (this “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2020 (our “2020 10-K”). References in this Proxy Statement to “we,” “us,” “our” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 650 Fifth Avenue, 30th Floor, New York, New York 10019. This Proxy Statement, the proxy card, the Notice of Annual Meeting and our 2020 10-K have been made available to you on the Internet. Mailing to our stockholders of a Notice Regarding the Internet Availability of Proxy Materials is expected to commence on or about February 26, 2021. Additional copies of this Proxy Statement and our 2020 10-K will be furnished to you, without charge, by writing us at Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations or emailing us at investorrelations@ar-global.com.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting to be Held on April 12, 2021
This Proxy Statement, the Notice of Annual Meeting and our 2020 10-K are available at:
www.proxyvote.com/GNL

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
We are providing you with this Proxy Statement, which contains information about the items to be considered and voted on at the Annual Meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.
Q:
Why did you send me a Notice Regarding the Internet Availability of Proxy Materials?

A:
We have made this Proxy Statement, the Notice of Annual Meeting and our 2020 10-K available to you on the Internet or, upon your request, have delivered or will deliver printed versions of these proxy materials to you by mail because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. You can access this Proxy Statement and the other proxy materials at www.proxyvote.com/GNL. We are relying on SEC rules that allow us to furnish proxy materials to you via the Internet. You have received or will receive a Notice Regarding the Internet Availability of Proxy Materials. This Notice contains instructions on how to access proxy materials and authorize a proxy to vote your shares via the Internet or, if you prefer, to request a printed set of proxy materials at no additional cost to you. You may authorize your proxy via the Internet or by telephone by following the instructions on that website.

Q:
Can I vote my shares by filling out and returning the Notice Regarding the Internet Availability of Proxy Materials?

A:
No. The Notice Regarding the Internet Availability of Proxy Materials you received in the mail identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking this Notice and returning it. This Notice provides instructions on how to authorize your proxy by Internet or by telephone, by requesting and returning a paper proxy card, or by submitting your vote during the virtual meeting within the online portal.

Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing James P. Nelson and Christopher J. Masterson, each of whom are executive officers of the Company, as your proxies, and you are giving them permission to vote your shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at the Annual Meeting.

Q:
When is the Annual Meeting and where will it be held?

A:
The Annual Meeting will be held on Monday, April 12, 2021 commencing at 11:00 a.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only and can be accessed online at www.virtualshareholdermeeting.com/GNL2021. There is no physical location for the Annual Meeting. In order to attend the virtual meeting, you will need your control number. Your control number will be supplied to you via your proxy card or voting instructions form. At the Annual Meeting you will be allowed to vote your shares within the online portal, as well as submit questions. The online portal will open 15 minutes before the beginning of the Annual Meeting.

Q:
What am I being asked to vote on at the Annual Meeting?

A:
At the Annual Meeting, you will be asked to:

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elect M. Therese Antone, Edward G. Rendell and Abby M. Wenzel as Class I directors to serve until our 2024 Annual Meeting and until their successors are duly elected and qualify;

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ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2021;

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adopt a non-binding advisory resolution approving the executive compensation for our named executive officers as described herein;

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recommend, by non-binding vote, the frequency of future non-binding advisory votes on executive compensation;

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approve the 2021 Omnibus Incentive Compensation Plan of the Company (the “Individual Plan”);

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approve the 2021 Advisor Omnibus Incentive Compensation Plan of the Company (the “Advisor Plan”); and

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consider and act on such matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Q:
Who is entitled to vote?

A:
Anyone who is a holder of record of Common Stock at the close of business on February 16, 2021 (the “record date”), or holds a valid proxy for the Annual Meeting, is entitled to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting. Every stockholder is entitled to one vote for each share of Common Stock held on the record date.

Q:
How many shares of Common Stock are outstanding?

A:
As of the record date, 90,706,492 shares of our Common Stock were issued and outstanding and entitled to vote at the Annual Meeting.

Q:
What constitutes a “quorum”?

A:
If holders of a majority of our shares of our Common Stock outstanding on the record date are present at the Annual Meeting, either in person via webcast or by proxy, we will have a quorum present, permitting the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present.

Q:
What is a “broker non-vote”?

A:
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. Brokers are not allowed to exercise their voting discretion with respect to the election of directors or for the approval of other matters which the New York Stock Exchange (“NYSE”) rules determine to be “non-routine,” without specific instructions from the beneficial owner. Thus, beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted at the Annual Meeting in connection with the any of the proposals except for the proposal to ratify the appointment of PwC, which is a “routine” matter for purposes of broker discretionary authority. Even without these instructions, the shares of beneficial owners will be treated as present for the purpose of establishing a quorum if the broker votes shares on the proposal to ratify the appointment of PwC.

Q:
How does the Board of Directors recommend I vote on each proposal?

A:
The Board of Directors recommends a vote of:

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“FOR” the election of M. Therese Antone, Edward G. Rendell and Abby M. Wenzel as Class I directors;

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“FOR” the ratification of the appointment of PwC;

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“FOR” the non-binding advisory resolution regarding the executive compensation for our named executive officers;

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“THREE YEARS” in the non-binding vote regarding the frequency of future non-binding advisory votes on executive compensation;

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“FOR” the approval of the Individual Plan; and

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“FOR” the approval of the Advisor Plan.

Q:
How do I vote?

A:
Stockholders can vote in person at the meeting via webcast or by proxy. Stockholders have the following three options for submitting their votes by proxy:

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via the Internet at www.proxyvote.com/GNL;

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by telephone, for automated voting (800) 690-6903 at any time prior to 11:59 p.m. on April 11, 2021, and follow the instructions provided on the proxy card; or

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if you requested a printed set of proxy materials, by mail, by completing, signing, dating and returning the enclosed proxy card.

For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, since it is quick, convenient and provides a cost savings to us. When you authorize a proxy to vote your shares via the Internet or by telephone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your proxy authorization to arrive late and, therefore, not have your vote be counted. For further instructions on voting, see the Notice Regarding the Internet Availability of Proxy Materials.
If you elect to attend the Annual Meeting, you can submit your vote during the virtual meeting within the online portal, and any previous proxy that you authorized, whether by Internet, telephone or mail, will be superseded. In order to attend the virtual meeting, you will need your control number. Your control number will be supplied to you via your proxy card or voting instructions form.
If you return your signed proxy, your shares will be voted as you instruct. If you do not provide instructions, unless you later instruct otherwise, your shares of Common Stock will be voted “FOR” the election of M. Therese Antone, Edward G. Rendell and Abby M. Wenzel as Class I directors, “FOR” the ratification of the appointment of PwC, “FOR” the non-binding advisory resolution regarding the executive compensation for our named executive officers, “THREE YEARS” in the non-binding vote regarding the frequency of future non-binding advisory votes on executive compensation, “FOR” the approval of the Individual Plan, and “FOR” the approval of the Advisor Plan. With respect to any other proposals to be voted on, your shares of Common Stock will be voted in the discretion of Mr. Nelson and Mr. Masterson, or either of them.
Q:
How do I vote if I hold my shares in “street name”?

A:
If your shares are held by your bank, broker or other nominee as your nominee (in “street name”), you should receive a voting instruction form in paper, or electronic means to provide instructions, from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If your broker holds your shares of Common Stock in street name, your broker will vote your shares on “non-routine” proposals only if you provide instructions on how to vote by filling out the voter instruction form sent to you by your broker. Of the proposals expected to come before the Annual Meeting, only ratification of the appointment of PwC is considered a “routine” matter. The other proposals are “non-routine” matters, and, without your instruction, your broker cannot vote your shares on those proposals.

Q:
What if I submit my proxy and then change my mind?

A:
You have the right to revoke your proxy at any time before the meeting by:

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notifying Mr. Masterson, our Secretary, in writing;

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attending the meeting and voting in person via webcast;

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returning another proxy card dated after your first or prior proxy card, if we receive it before the Annual Meeting date; or

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authorizing a new proxy via the Internet or by telephone to vote your shares.

Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting.

Q:
Will my vote make a difference?

A:
Yes. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:
What are the voting requirements for the proposals?

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Proposal No. 1 — Election of Directors.   There is no cumulative voting in the election of our directors. The election of each of our nominees for director requires the affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. For purposes of this proposal, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

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Proposal No. 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.    This proposal requires the affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present. For purposes of this proposal, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

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Proposal No. 3 — Non-Binding Advisory Vote on Named Executive Officer Compensation.   This proposal requires the affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present. For purposes of this proposal, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

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Proposal No. 4 — Non-Binding Advisory Vote on the Frequency of Future Non-Binding Advisory Votes on Executive Compensation.   The non-binding vote regarding the frequency of future advisory votes on executive compensation provides stockholders with four alternatives: one year, two years, three years or abstain. The option of one year, two years or three years that receives a majority of all the votes cast at a meeting at which a quorum is present will be the frequency for future advisory votes that has been recommended by stockholders. For purposes of this proposal, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. None of the alternatives may receive a majority of the votes cast on this proposal. If that occurs, our Board of Directors will consider the frequency that receives the highest number of votes as the recommendation of the stockholders.

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Proposal No. 5 — Approval of Individual Plan.   This proposal requires the affirmative vote of a majority of the votes cast on the proposal at a meeting at which a quorum is present. For purposes of this proposal, abstentions will have the same effect as votes against the proposal and broker non-votes will not have any effect on the result of the vote. Both abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

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Proposal No. 6 — Approval of Advisor Plan.   This proposal requires the affirmative vote of a majority of the votes cast on the proposal at a meeting at which a quorum is present. For purposes of this proposal, abstentions will have the same effect as votes against the proposal and broker non-votes will not have any effect on the result of the vote. Both abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

Q:
How will proxies be voted?

A:
Shares of Common Stock represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any directions given, the shares will be voted (1) “FOR” the election of M. Therese Antone, Edward G. Rendell and Abby M. Wenzel as Class I directors to serve until our 2024 Annual Meeting and until their successors are duly elected and qualify, (2) “FOR” the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2021, (3) “FOR” the non-binding advisory resolution regarding the executive compensation for our named executive officers, (4) “THREE YEARS” in the non-binding vote regarding the frequency of future non-binding advisory votes on executive compensation, (5) “FOR” the approval of the Individual Plan, and (6) “FOR” the approval of the Advisor Plan.
The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting or any postponement or adjournment thereof other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the proxies held by them in their discretion.
Q:
How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is properly presented at the Annual Meeting, a submitted proxy gives authority to Mr. Nelson and Mr. Masterson, and each of them, to vote on such matters in accordance with their discretion.

Q:
When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders wishing to nominate a person as a director or presenting any other business for consideration at our 2022 annual meeting of stockholders (the “2022 Annual Meeting”) may do so by following the procedures prescribed in our bylaws and, in the case of proposals within the scope of Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), by following the procedures specified by that rule. To be eligible for presentation to and action by the stockholders at the 2022 Annual Meeting under our bylaws, director nominations and other stockholder proposals must be received by our secretary no earlier than September 29, 2021 and no later than 5:00 p.m. Eastern Time on October 29, 2021. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. To be eligible for inclusion in our proxy statement for the 2021 Annual Meeting under Rule 14a-8 under the Exchange Act, stockholder proposals must comply with Rule 14a-8 and be received at our principal executive offices no later than October 29, 2021. Proposals should be sent via registered, certified or express mail to: Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Christopher J. Masterson, Chief Financial Officer, Treasurer and Secretary. For additional information, see “Stockholder Proposals for the 2022 Annual Meeting.”

Q:
Who pays the cost of this proxy solicitation?

A:
We will pay all of the costs of soliciting these proxies. We have engaged Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to, among other things, assist us in distributing proxy materials and soliciting proxies. We expect to pay Broadridge aggregate fees of approximately $22,500 to distribute and solicit proxies plus other fees and expenses for other services related to this proxy solicitation, including distributing proxy materials; disseminating brokers’ search cards; distributing proxy materials; operating online and telephone voting systems; and receiving of executed proxies. In compliance with the regulations of the SEC, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses to the extent they forward proxy and solicitation materials to our stockholders. Our directors and officers and employees of affiliates of our advisor, Global Net Lease Advisors, LLC (the “Advisor”), may also solicit proxies on our behalf in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate, for which they will not receive any additional compensation.

Q:
Is this Proxy Statement the only way that proxies are being solicited?

A:
No. In addition to our mailing proxy solicitation material, our directors and officers and employees of Broadridge and affiliates of the Advisor may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate.

Q:
Where can I find more information?

A:
You may access, read and print copies of the proxy materials for this year’s Annual Meeting, including this Proxy Statement, form of proxy card, and annual report to stockholders, at the following website: www.proxyvote.com/GNL.

You can request a paper or electronic copy of the proxy materials, free of charge:
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via Internet, at www.proxyvote.com/GNL;

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via telephone, at (800) 579-1639; or

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via e-mail, at sendmaterial@proxyvote.com.

We also file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.
Q:
What does it mean if I receive more than one proxy card or voting instruction form?

A:
Some of your shares of Common Stock may be registered differently or held in a different account. You should vote the shares in each of your accounts by one of the methods described herein. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares of Common Stock are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call our Investor Relations department at (866) 902-0063. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

Q:
What if I receive only one set of proxy materials although there are multiple stockholders at my address?

A:
The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, notices or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us by reducing the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to have a separate stockholder identification number and receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our 2020 10-K, this Proxy Statement or a Notice Regarding the Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (866) 902-0063 or by mailing a request to Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.
Q:
Whom should I call with other questions?

A:
If you have additional questions about this Proxy Statement or the Annual Meeting or would like additional copies of this Proxy Statement, our 2020 10-K or any documents relating to any of our future stockholder meetings, please contact: Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations, Telephone: (866) 902-0063, E-mail: investorrelations@ar-global.com, website: www.globalnetlease.com.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
The Board of Directors is responsible for monitoring and supervising the performance of our Advisor. In accordance with our charter, our Board of Directors is divided into three classes of directors. Each director serves until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. At the Annual Meeting, three Class I directors will be elected to serve until our 2024 Annual Meeting and until their successors are duly elected and qualify. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the Maryland General Corporation Law (the “MGCL”), or more than 15. The number of directors on the Board is currently fixed at seven, of which five are independent.
Board of Directors and Executive Officers
The table set forth below lists the names, ages and certain other information about M. Therese Antone, Edward G. Rendell and Abby M. Wenzel, our Class I directors with terms expiring at the Annual Meeting (who are also nominees for election as Class I directors at the Annual Meeting), for each of the continuing members of our Board and for each of our executive officers:
Directors with Terms expiring at the Annual Meeting/Nominees	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
M. Therese Antone	I	81	Independent Director, Audit Committee Chair	2020	2021	2024
Edward G. Rendell	I	77	Independent Director, Compensation Committee Chair	2012	2021	2024
Abby M. Wenzel	I	60	Independent Director	2012	2021	2024
Continuing Directors
Lee M. Elman	II	84	Independent Director, Conflicts Committee Chair	2016	2022	—
James L. Nelson	III	71	Director, Chief Executive Officer and President	2017	2023	—
P. Sue Perrotty	II	67	Non-Executive Chair, Nominating and Corporate Governance Committee Chair	2015	2022	—
Edward M. Weil, Jr.	III	53	Director	2017	2023	—
Executive Officers (not listed above)
Christopher J. Masterson	N/A	38	Chief Financial Officer, Treasurer and Secretary	N/A	N/A	N/A
Nominees for Class I Directors
M. Therese Antone
M. Therese Antone has served as an independent director of the Company and as audit committee chair since March 2020 and is a Class I director. She currently serves as a member of the board and compensation committee of Mercy Investment Services, a member of the board of trustees of Davis Educational Foundation, a commissioner of the Rhode Island Ethics Commission, a member of the board of Holy Spirit University in Kaslik, Lebanon, a member of the board and treasurer of Newport Restoration Foundation, and a member of the board of trustees of Newport Hospital Foundation. She has also been nominated to serve as an independent director and a member of the audit committee of G&P Acquisition Corp., a special purpose acquisition company sponsored by affiliates of the Advisor that intends to list units on the NYSE. She has also previously served on the boards of many institutions and organizations, primarily in the education sector but also in the financial services sector. Dr. Antone has served as Chancellor at Salve Regina University since 2009, and her career at Salve Regina included tenure as a professor of mathematics and management and executive vice president for corporate affairs and advancement. Dr. Antone holds a Doctor of Education from Harvard University with emphasis in administration, planning and social policy. She holds a Master of Arts in mathematics from Villanova University and completed the international senior executive program at MIT’s Sloan School of Management.
Our Board of Directors believes that Dr. Antone’s experience as a director of the institutions and organizations described above, as well as her prior business experience make her well-qualified to serve on the Board.
Edward G. Rendell
Governor Edward G. Rendell has served as an independent director of the Company since March 2012 and is a Class I director. Governor Rendell has served as our compensation committee chair since March 2017. Governor Rendell has served as an independent director of Healthcare Trust, Inc. (“HTI”) since December 2015, of American Finance Trust, Inc. (“AFIN”) since February 2017 and of Business Development Corporation of America (“BDCA”) since January 2011. Governor Rendell previously served, an independent director of RCA from October 2012 until the close of RCA’s merger with AFIN in February 2017, an independent director of Business Development Corporation of America II (“BDCA II”) from August 2014 until its liquidation and dissolution in September 2016.
Governor Rendell served as the 45th Governor of the Commonwealth of Pennsylvania from January 2003 through January 2011 and as the Mayor of Philadelphia from January 1992 through January 2000. Governor Rendell was also the General Chairperson of the National Democratic Committee from November 1999 through February 2001. Governor Rendell has also worked as an attorney in private practice. An Army veteran, Governor Rendell holds a B.A. from the University of Pennsylvania and a J.D. from Villanova Law School.
Our Board of Directors believes that Governor Rendell’s experience as a director of multiple companies, as well as his experience as the chief executive of Pennsylvania and Philadelphia, make him well qualified to serve as a member of our Board of Directors.
Abby M. Wenzel
Abby M. Wenzel has served as an independent director of the Company since March 2012 and is a Class I director. Ms. Wenzel has served as an independent director of New York City REIT, Inc. (“NYCR”) since March 2014 and as an independent director of Hospitality Investors Trust, Inc. (formerly known as American Realty Capital Hospitality Trust, Inc.) since September 2013. Ms. Wenzel was a shareholder of the law firm of Cozen O’Connor, resident in the New York office, as a member in the Business Law Department, until her retirement in June 2019. From January 2014 through December 2018, Ms. Wenzel served as co-chair of Cozen O’Connor’s Real Estate Group. Ms. Wenzel has extensive experience representing developers, funds and investors in connection with their acquisition, disposition, ownership, use, and financing of real estate. Ms. Wenzel also practiced in the capital markets practice area, focusing on capital markets, finance and sale-leaseback transactions. She also represented commercial banks, investment banks, insurance companies, and other financial institutions, as well as the owners, in connection with permanent, bridge, and construction loans, as well as senior preferred equity investments, interim financings and mezzanine financings. She has also represented lenders in connection with complex multiproperty/multistate corporate sales. Prior to joining Cozen O’Connor, Ms. Wenzel was a partner with Wolf Block LLP, managing partner of its New York office and chair of its structured finance practice from October 1999 until April 2009. Ms. Wenzel currently serves as a trustee on the board of Community Service Society, a 160-year-old institution with a primary focus on identifying and supporting public policy innovations to support the working poor in New York City to realize social, economic, and political opportunities. Ms. Wenzel chairs the audit committee for Community Service Society. Ms. Wenzel also serves as a trustee on the board of The Citizen’s Budget Commission, a nonpartisan, nonprofit civic organization, founded in 1932, whose mission is to achieve constructive change in the finances and services of New York City and New York State government. Ms. Wenzel received her law degree from New York University School of Law and her undergraduate degree from Emory University.

Our Board of Directors believes that Ms. Wenzel’s experience as a director of multiple companies, as well as her experience in leadership positions at law firms and as a practicing attorney, make her well qualified to serve on our Board of Directors.
Continuing Directors
Lee M. Elman
Lee M. Elman has served as an independent director of the Company since December 2016 and is a Class II director. Mr. Elman has served as our conflicts committee chair since March 2017. Mr. Elman has served as an independent director of HTI since December 2016 and as an independent director of NYCR since February 2016. Mr. Elman previously served as an independent director of American Realty Capital Global Trust II, Inc. (“Global II”) from April 2015 until the close of our merger with Global II in December 2016.
Since 1979, Mr. Elman has served as president of Elman Investors, Inc., an international real estate investment banking firm which he also founded. He is also a partner of Elman Ventures, an organization which is advisor to, and partner with, various foreign investors in United States real estate ventures. He has over 40 years of real estate experience, including as an investing principal, a real estate investment banker, and an investment advisor for both U.S. and foreign investors. As president of Elman Investors, Inc., Mr. Elman has negotiated the acquisition of properties in the United States, Europe and Latin America; and presently serves as a general partner in numerous real estate partnerships. Mr. Elman holds a J.D. from Yale Law School and a B.A. from Princeton University’s Woodrow Wilson School of Public and International Affairs.
Our Board of Directors believes that Mr. Elman’s experience as a director, executive officer and general partner of multiple companies make him well qualified to serve as a member of our Board of Directors.
P. Sue Perrotty
P. Sue Perrotty has served as non-executive chair and independent director of the Company since March 2015 and is a Class II director. Mr. Perrotty has served as our audit committee chair since July 2017 and our nominating and corporate governance committee chair since March 2015. Ms. Perrotty served as chair of the audit committee of New York REIT, Inc. from December 2014 to June 2017 and a member of the board from September 2014 until November 2018, when New York REIT, Inc. ceased to be listed on the NYSE and converted into New York REIT Liquidating LLC. Ms. Perrotty then served as an independent member of the board of managers of New York REIT Liquidating LLC until July 2020. Previously, she has served as an independent director of American Realty Capital Healthcare Trust III, Inc. (“HT III”) from August 2014, including as its audit committee chair from December 2014, until HT III’s liquidation and dissolution in March 2019 and as an independent director of Axar Acquisition Corp. (formerly known as AR Capital Acquisition Corp.) from October 2014 until its liquidation and dissolution in October 2017. Ms. Perrotty has served as president and chief executive officer of AFM Financial Services in Cranford, New Jersey since April 2011. Ms. Perrotty also has been an investor and advisor to several small businesses and entrepreneurs in varying stages of development since August 2008. Ms. Perrotty served in the administration of Governor Edward G. Rendell as chief of staff to First Lady, Judge Marjorie Rendell from November 2002 through August 2008. Ms. Perrotty also serves as vice chair of the Berks County Community Foundation and as development chair for the Girls Scouts of Eastern PA Board. Ms. Perrotty is a graduate of Albright College with a Bachelor of Science degree in Economics and was also awarded an Honorary Doctor of Laws degree from Albright College in 2010.
Our Board of Directors believes that Ms. Perrotty’s experience as a director and executive officer of multiple companies, as well as her other business experience, make her well qualified to serve as a member of our Board of Directors.
James L. Nelson
James L. Nelson has served as chief executive officer and president of the Company since August 2017 and is a Class III director, prior to which he served as an independent director of the Company beginning in March 2017. Mr. Nelson has also served as chief executive officer of the Advisor and Global Net Lease

Properties, LLC (the “Property Manager”) since August 2017. Mr. Nelson also currently serves as an independent director and chairman of the audit committee for Roman DBDR Tech Acquisition Corp., a special purpose acquisition company, with a focus on companies in the technology, media and telecom industries. From March 2019 until October 2020, Mr. Nelson served as a director and member of the audit committee of Caesars Entertainment Corporation, and, from April 2014 until January 2021, he was a director of Herbalife Nutrition Ltd. Mr. Nelson has also served as a director of multiple other companies including: Icahn Enterprises G.P., Inc., the general partner of Icahn Enterprises L.P., from June 2001 to March 2019 where he also served on the audit committee; IEH Auto Parts LLC from June 2015 to March 2019; NYRT from November 2015 to June 2017; and Voltari Corporation from June 2011 through September 2015. Mr. Nelson was chairman and chief executive officer of Eaglescliff Corporation, a specialty investment banking, consulting and wealth management company, from 1986 until 2009, and also served as a chief executive officer and chairman of other businesses during that period, including Orbitex Management, Inc., a financial services company in the mutual fund sector.
Our Board of Directors believes that Mr. Nelson’s experience as a director and executive officer of multiple companies make him well qualified to serve as a member of our Board of Directors.
Edward M. Weil, Jr.
Edward M. Weil, Jr. has served as a director of the Company since January 2017 and is a Class III director. Mr. Weil previously served as an executive officer of the Company, the Advisor and the Property Manager from their respective formations in July 2011, July 2011 and January 2012, until October 2014. Mr. Weil also previously served as a director of the Company from May 2012 until September 2014. Mr. Weil also has been the chief executive officer of AR Global Investments, LLC (“AR Global”) since January 2016 and owns a non-controlling interest in the parent of AR Global. Currently, he also serves in leadership positions at three other REITs advised by affiliates of AR Global: as chairman of the board of directors of Nasdaq-listed AFIN and as chief executive officer and president of AFIN, the AFIN advisor and the AFIN property manager since November 2015; as executive chairman of NYSE-listed NYCR since November 2015 and as chief executive officer, president and secretary of NYCR, the NYCR advisor and the NYCR property manager since March 2017; and as a director of HTI since October 2016 and as chief executive officer of HTI, the HTI advisor and the HTI property manager since August 2018. He has also been nominated to serve as a director of G&P Acquisition Corp., a special purpose acquisition company sponsored by affiliates of the Advisor that intends to list units on the NYSE.
Mr. Weil previously served in leadership positions at multiple REITs and other entities advised by affiliates of AR Global, including: as chairman, chief executive officer, president of HT III until its liquidation and dissolution in March 2019; as executive chairman of Global II until our merger with Global II in December 2016; as a director of BDCA until November 2016, when BDCA’s external advisor was acquired by Benefit Street Partners, L.L.C.; as chief executive officer, president and chairman of American Realty Capital — Retail Centers of America, Inc. until its merger with AFIN in February 2017; as a trustee of American Real Estate Income Fund until its liquidation in August 2016; as a trustee of Realty Capital Income Funds Trust, a family of mutual funds, until its dissolution in January 2017; and as an executive officer and director of American Realty Capital Daily Net Asset Value Trust, Inc. during multiple periods until its dissolution and liquidation in April 2016. Mr. Weil also served as chairman of Realty Capital Securities, LLC (“RCS”) from September 2013 until November 2015 and was the interim chief executive officer of RCS from May 2014 until September 2014 and the chief executive officer of RCS from December 2010 until September 2013. Mr. Weil served as a director of RCS Capital Corporation (“RCAP”), the parent company of RCS, from February 2013 until December 2015 and served as an executive officer of RCAP from February 2013 until November 2015, including chief executive officer from September 2014 until November 2015. RCAP filed for Chapter 11 bankruptcy in January 2016.
Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Mr. Weil also previously served on the board of directors of the Real Estate Investment Securities Association (now known as ADISA) from 2012 to 2014, including as its president in 2013. Mr. Weil attended George Washington University.

Our Board of Directors believes that Mr. Weil’s experience as a director or executive officer of the companies described above and his significant experience in real estate make him well qualified to serve as a member of our Board of Directors.
Executive Officers
James L. Nelson
See “— Continuing Directors — James L. Nelson” for biographical information regarding James L. Nelson, the chief executive officer and president of the Company.
Christopher J. Masterson
Christopher J. Masterson has served as chief financial officer, treasurer and secretary of the Company, the Advisor and the Property Manager since November 2017. Mr. Masterson has also served as the chief financial officer and treasurer of NYCR, the NYCR advisor and the NYCR property manager since September 2019. Mr. Masterson joined AR Global in February 2013 and has served in various roles during his tenure, including as chief accounting officer for the Company, AFIN and RCA and as chief financial officer of BDCA Adviser II, LLC, the advisor to BDCA II. From October 2006 to February 2013, Mr. Masterson worked at Goldman Sachs & Co., where he most recently served as a vice president in the Merchant Banking Division Controllers team. From August 2004 until October 2006, Mr. Masterson worked as an auditor at KPMG LLP. Mr. Masterson is a certified public accountant in New York State, and he holds a B.B.A. from the University of Notre Dame and an M.B.A. from New York University.
Information About the Board of Directors and its Committees
The Board of Directors is responsible for overseeing the management of our business and operations. Our current executive officers are employees of affiliates of the Advisor. As of December 31, 2020, we have one employee based in Europe. Our Advisor manages our day-to-day business with the assistance of our Property Manager, and affiliates of the Advisor employ the persons who provide these services, including our named executive officers. The Advisor and the Property Manager are under common control with AR Global. Mr. Weil, one of our directors, is the chief executive officer of AR Global and owns a non-controlling interest in the parent of AR Global. Mr. Nelson, our chief executive officer and president and one of our directors, holds a non-controlling profits interest in the Advisor and the Property Manager.
The Board of Directors held a total of ten meetings and took action by written consent or electronically on 13 occasions during the year ended December 31, 2020. The independent directors of the Board of Directors held a total of three meetings during the year ended December 31, 2020. All directors attended all of the meetings of the Board of Directors and all independent directors attended all of the meetings of independent directors while they were a member of the Board of Directors. All of our directors attended the 2020 annual meeting of stockholders. Our policy is to encourage all directors to attend our annual meetings of stockholders.
The Board of Directors has a standing audit committee, conflicts committee, compensation committee and nominating and corporate governance committee.
Leadership Structure of the Board of Directors
Ms. Perrotty serves as non-executive chair of the Board. James L. Nelson serves as our chief executive officer and president and is also a member of the Board. As chief executive officer and president of the Company, the Advisor and the Property Manager, Mr. Nelson is responsible for our operations and business strategy. The Board believes that its leadership structure, which separates the non-executive chair and chief executive officer roles, is appropriate at this time in light of the Company’s business and operating environment. This division of authority and responsibilities also allows our chief executive officer to focus his time on our daily operations. The Board may modify this structure to best address our circumstances for the benefit of our stockholders when appropriate.
We believe that having a majority of independent, experienced directors, including having an independent director serve as our non-executive chair, provides the right leadership structure and corporate governance structure and is best for the Company at this time. Ms. Perrotty, in her capacity as non-executive chair of the Board, presides over any executive sessions of the independent directors. The Company further compensates Ms. Perrotty for serving as non-executive chair in addition to the compensation she receives for other service on the Board.
Oversight of Risk Management
The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board of Directors is actively involved in overseeing risk management for the Company through its approval and oversight of property acquisitions, incurrence and assumption of debt and its oversight of the Company’s executive officers and the Advisor. The nominating and corporate governance committee reviews all matters relating to the independence of the members of the Board Directors. The conflicts committee reviews and approves all transactions with related parties, including the Advisor, AR Global or any of their affiliates, and resolving other conflicts of interest. The audit committee oversees management of accounting, financial, legal and regulatory risks. The compensation committee oversees all compensation plans, and, to the extent applicable, other compensation-related matters.
Hedging Policy
The Board of Directors has not adopted, and the Company does not have, any specific practices or policies regarding the ability of the officers and directors of the Company, as well as employees of AR Global and its affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
Audit Committee
Our audit committee is comprised of Dr. Antone, Ms. Perrotty, Ms. Wenzel and Mr. Elman, each of whom is “independent” within the meaning of the applicable (1) requirements set forth in the Exchange Act and the applicable SEC rules and (2) listing standards of the NYSE. Dr. Antone is the chair of our audit committee. Our audit committee held six meetings during the year ended December 31, 2020. All members of the audit committee attended all of the meetings while they were members of the audit committee. The audit committee charter is available to any stockholder who sends a request to Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019 or on the Company’s website, www.globalnetlease.com by clicking on “Investor Relations — Corporate Governance — Audit Committee Charter.” The Board has determined that each of Dr. Antone and Ms. Perrotty is qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and the rules and regulations of the SEC.
The audit committee, in performing its duties, monitors:
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our financial reporting process;

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the integrity of our financial statements;

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compliance with legal and regulatory requirements;

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the independence and qualifications of our independent registered public accounting firm and internal auditors, as applicable; and

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the performance of our independent registered public accounting firm and internal auditors, as applicable.

The audit committee’s report on our financial statements for the year ended December 31, 2020 is discussed below under the heading “Audit Committee Report.”
Compensation Committee
The compensation committee is comprised of Governor Rendell, Mr. Elman and Ms. Wenzel, each of whom is “independent” within the meaning of the applicable (1) requirements set forth on the Exchange

Act and the applicable SEC rules and (2) listing standards of the NYSE. Governor Rendell is the chair of our compensation committee. Our compensation committee held five meetings during the year ended December 31, 2020 and took action by written consent or electronically on two occasions. All members of the compensation committee attended all of the meetings while they were members of the compensation committee. The compensation committee’s charter is available to any stockholder who sends a request to Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019. The compensation committee charter is also available on the Company’s website at www.globalnetlease.com by clicking on “Investor Relations — Corporate Governance — Compensation Committee Charter.” In addition, all of the members of our compensation committee are “non-employee directors” within the meaning of the rules of Section 16 of the Exchange Act. The principal functions of the compensation committee are to:
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approve and evaluate all compensation plans, policies and programs, if any, as they affect our executive officers;

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review and oversee the Company’s annual process, if any, for evaluating the performance of our executive officers;

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oversee our equity incentive plans, including, without limitation, the issuance of stock options, restricted shares of Common Stock (“restricted shares”), restricted stock units in respect of shares of Common Stock (“RSUs”), dividend equivalent shares and other equity-based awards;

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assist the Board of Directors and the chairman in overseeing the development of executive succession plans, if any; and

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determine from time to time the remuneration for our non-executive directors.

The compensation committee administers our stock option plan (the “Option Plan”), our employee and director incentive restricted share plan (the “RSP”) and the award of long-term incentive plan units of limited partnership in our OP (“LTIP Units”) granted to the Advisor pursuant to our multi-year outperformance agreement entered into in July 2018 (as amended, the “2018 OPP”). See “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders” and “Certain Relationships and Related Transactions — 2018 Multi-Year Outperformance Agreement.” The compensation committee will also administer the Individual Plan and the Advisor Plan, if either or both are approved. See “Proposal No. 5 — Approval of the 2021 Omnibus Incentive Compensation Plan of Global Net Lease, Inc.” and “Proposal No. 6 — Approval of the 2021 Omnibus Advisor Incentive Compensation Plan of Global Net Lease, Inc.” for further details.
The compensation committee is responsible for approving and administering all grants of awards to our executive officers, including any award of restricted shares that may be recommended by Mr. Weil or the Advisor. In carrying out its responsibilities, our compensation committee may delegate any or all of its responsibilities to a subcommittee or any other person to the extent consistent with our charter, our by-laws, our corporate governance guidelines and any other applicable laws, rules and regulations, including the NYSE rules. See “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders — Compensation Discussion and Analysis” for further information regarding delegations of authority by the compensation committee.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee is comprised of Ms. Perrotty, Ms. Wenzel and Governor Rendell, each of whom is “independent” within the meaning of the applicable listing standards of the NYSE. Ms. Perrotty is the chair of our nominating and corporate governance committee. Our nominating and corporate governance committee held four meetings during the year ended December 31, 2020 and took action by written consent on one occasion. All members of the nominating and corporate governance committee attended all of the meetings while they were members of the nominating and corporate governance committee. The nominating and corporate governance committee charter is available on the Company’s website at www.globalnetlease.com by clicking on “Investor Relations — Corporate Governance — Nominating and Corporate Governance Committee Charter.” Our Corporate Governance Guidelines are available on the Company’s website at www.globalnetlease.com by clicking on “Investor Relations — Corporate Governance — Nominating and Corporate Governance Guidelines.” The nominating and corporate governance committee is responsible for the following:

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providing counsel to the Board of Directors with respect to the organization, function and composition of the Board of Directors and its committees;

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overseeing the self-evaluation of the Board of Directors and, if any, the Board’s evaluation of management;

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periodically reviewing and, if appropriate, recommending to the Board of Directors changes to our corporate governance policies and procedures;

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identifying and recommending to the Board of Directors potential director candidates for nomination; and

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identifying and recommending committee assignments.

In evaluating directors for nomination to the Board and to serve as members of each committee of the Board, the nominating and corporate governance committee takes into account the applicable requirements for members of committees of boards of directors under the Exchange Act and NYSE rules, the Company’s Corporate Governance Guidelines and the charter of the applicable committee and may take into account such other factors or criteria as the nominating and corporate governance committee deems appropriate. For purposes of recommending any nominee, the nominating and corporate governance committee may consider all criteria that it deems appropriate, which may include, without limitation:
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personal and professional integrity, ethics and values;

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experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly held company in today’s business environment;

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experience in the Company’s industry and with relevant social policy concerns;

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experience as a board member of another publicly held company;

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expertise and experience in an area of the Company’s operations;

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diversity of both background and experience;

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practical and mature business judgment, including ability to make independent analytical inquiries;

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the nature of and time involved in a director’s service on other boards or committees; and

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with respect to any person already serving as a director, the director’s past attendance at meetings and participation in and contribution to the activities of the Board.

The nominating and corporate governance committee evaluates each individual nominee in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences. As a result of our commitment to diversity, we were recognized in 2020 as a “Gender Balanced Board” in the 50/50 Women on Boards Gender Diversity Index for female representation on our Board of Directors.
The nominating and corporate governance committee has not adopted a specific policy regarding the consideration of director nominees recommended to our nominating and corporate governance committee by stockholders. Stockholders who would like to propose an independent director candidate for the consideration of the Board of Directors may do so by following the procedures under the section entitled “Stockholder Proposals for the 2022 Annual Meeting — Stockholder Proposals and Nominations for Directors to Be Presented at Meetings.”
Conflicts Committee
Our conflicts committee is comprised of Mr. Elman, Governor Rendell, Ms. Perrotty and Dr. Antone, each of whom is “independent” within the meaning of the applicable listing standards of the NYSE.

Mr. Elman currently serves as chair of the conflicts committee. Our conflicts committee held four meetings during the year ended December 31, 2020. All members of the conflicts committee attended all of the meetings of the conflicts committee while they were members of the conflicts committee. The conflicts committee charter is available to any stockholder who sends a request to Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019. The conflicts committee charter is also available on the company’s website, www.globalnetlease.com by clicking on “Investor Relations — Corporate Governance — Conflicts Committee Charter.”
For all related party transactions, the conflicts committee has the authority to:
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review and evaluate the terms and conditions, and determine the advisability of the transaction;

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negotiate the terms and conditions of the transaction, and, if the conflicts committee deems appropriate, but subject to the limitations of applicable law, approve the execution and delivery of documents in connection with that transaction on our behalf;

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determine whether the transaction is in the best interests of the Company; and

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recommend to the Board of Directors what action, if any should be taken by the Board of Directors with respect to the transaction.

The conflicts committee also has the authority to review, on a quarterly basis, the services provided by the Advisor, the reasonableness of the fees and expenses of the Advisor and its affiliates, as well as related matters.
Director Independence
The Board of Directors has currently set the number of directors at seven. As required by the NYSE, a majority of our directors must be “independent.” The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the listing standards of the NYSE, the Exchange Act and SEC rules. Based upon information provided by each nominee, the nominating and corporate governance committee and the Board of Directors have each affirmatively determined that each of Dr. Antone, Mr. Elman, Ms. Perrotty, Governor Rendell and Ms. Wenzel has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a director of the Company and is “independent” within the meaning of the applicable listing standards of the NYSE as well as the requirements set forth in the Exchange Act and SEC rules applicable to the committees on which each of them serve.
Familial Relationships
There are no familial relationships between any of our directors and executive officers.
Communications with the Board of Directors
Any interested parties (including the Company’s stockholders) may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary. The Secretary will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website, www.globalnetlease.com.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS
Compensation Discussion and Analysis
Overview
We are an externally managed REIT, and we only have one employee based in Europe. We therefore do not employ our named executive officers, have agreements with them regarding their compensation or otherwise determine the compensation earned by, or paid to, them. Our Advisor manages our day-to-day business with the assistance of our Property Manager, and affiliates of the Advisor employ the persons who provide these services, including our named executive officers. We pay the Advisor and the Property Manager certain fees and reimburse them for certain expenses as required by the terms of our agreements with them. For further details regarding our arrangements with the Advisor, the Property Manager and their affiliates, see “Certain Relationships and Related Transactions.”
AR Global, the parent company of the Advisor, determines the salaries, bonuses and other benefits earned by, or paid to, our named executive officers. Our advisory agreement does not require our named executive officers to dedicate a specific amount of time to fulfilling their obligations or those of the Advisor and its affiliates or specify an amount or percentage of the amounts we pay to the Advisor or its affiliates that must be allocated to compensating our named executive officers. While Edward M. Weil, Jr., a member of our Board, may, in his capacity as the chief executive officer of AR Global, play a role in AR Global’s process for determining the compensation earned by, or paid to, our named executive officers by the Advisor or its affiliates, neither our Board nor our compensation committee is involved or consulted with regarding this process. The award of restricted shares to Messrs. Nelson and Masterson during 2020 described in more detail below was recommended by the Advisor and approved by the compensation committee.
Expense Reimbursements
Our agreements with the Advisor and the Property Manager do not allow them to be reimbursed by us for compensation paid to individuals who also serve as our executive officers, or the executive officers of the Advisor, the Property Manager or any of their respective affiliates.
Equity Compensation
The compensation committee would be responsible for approving and evaluating all compensation plans, policies and programs affecting our executive officers if we adopt any compensation plans, policies and programs affecting our executive officers in the future. The compensation committee is also responsible for approving and administering all grants of awards under the Individual Plan to our named executive officers.
In November 2019, the compensation committee delegated authority to Mr. Weil to award up to a certain number of restricted shares under the RSP to employees of the Advisor or its affiliates who are involved in providing services to the Company (including executive officers) subject to certain limits and restrictions imposed by the compensation committee. The compensation committee remains responsible for approving and administering all grants of awards under the RSP (and, if either or both becomes effective, the Individual Plan and the Advisor Plan) to our executive officers, including any award of restricted shares approved upon the recommendation of Mr. Weil or the Advisor. In October 2020, we issued 14,300 restricted shares to Mr. Nelson and 12,150 restricted shares to Mr. Masterson as awards under the RSP. The awards were recommended by the Advisor and approved by the compensation committee. The restricted shares will vest in 25% increments on each of the first four anniversaries of September 15, 2020.
Concurrently with the award to Messrs. Nelson and Masterson, we awarded a total of 105,575 restricted shares to other employees of the Advisor or its affiliates who are involved in providing services to us. The awards had identical vesting terms as the awards to Messrs. Nelson and Masterson and were made pursuant to the same authority delegated by the compensation committee to Mr. Weil. Following these awards (together with the award to Messrs. Nelson and Masterson), a total of 217,975 additional restricted shares may be awarded under the RSP pursuant to the delegation of authority to Mr. Weil. No awards may be made pursuant to this delegation of authority to anyone who is also a partner, member or equity owner of the parent of the Advisor.
In addition, the compensation committee approved, and is responsible for administering, the award of LTIP Units to the Advisor pursuant to the 2018 OPP. See “Certain Relationships and Related Transactions — 2018 Multi-Year Outperformance Agreement.” If the Advisor Plan becomes effective, the compensation committee will be responsible for approving and administering all grants of awards under the Advisor Plan to the Advisor.
Advisory Vote on Executive Compensation
Because the Board of Directors and compensation committee had not considered a compensation policy or program for our named executive officers of any kind prior to the restricted share awards described herein, this is the first year in which we will hold a non-binding stockholder advisory vote on compensation of our named executive officers and a non-binding stockholder advisory vote on the frequency of the non-binding stockholder advisory vote on compensation of our named executive officers.
Pay Ratio
As described above, we only have one employee based in Europe and the only annual compensation received by our chief executive officer from us is a grant of restricted shares, and this grant does not reflect the salary, bonus and other benefits earned by, or paid to, him, which are determined by AR Global, the parent company of the Advisor. Accordingly, a ratio of the compensation our chief executive officer to our median employee would not be meaningful and has not been included in this Proxy Statement.
Summary Compensation Table
The following table summarizes the annual compensation received by our named executive officers for the fiscal years ended December 31, 2020, 2019 and 2018:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
James L. Nelson, President and Chief Executive Officer	2020	—	—	248,963	5,720	254,683
	2019	—	—	—	—	—
	2018	—	—	—	—	—
Christopher J. Masterson, Chief Financial Officer, Treasurer and Secretary	2020	—	—	211,532	4,860	216,392
	2019	—	—	—	—	—
	2018	—	—	—	—	—

(1)
Value of awards of restricted shares calculated in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in Note 13 to the financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

(2)
The amount reported as “All Other Compensation” represents the value of dividends and other distributions paid on any unvested restricted shares.

Grants of Plan-Based Awards
The following table sets forth information with respect to the plan-based awards granted during the fiscal year ended December 31, 2020 to our named executive officers.
			All Other Stock Awards:
Name	Grant Date(1)	Committee Approval Date	Number of Shares of Stock (#)	Grant Date Fair Value of Awards ($)(2)
James L. Nelson	9/15/20	9/15/20	14,300	$248,963
Christopher J. Masterson	9/15/20	9/15/20	12,150	$211,532

(1)
Restricted shares were issued on October 7, 2020, with vesting in 25% increments on each of the first four anniversaries of September 15, 2020, the date of approval by the compensation committee.

(2)
Value of awards of restricted shares calculated in accordance with FASB ASC Topic 718. On September 15, 2020, the compensation committee approved restricted share grants to Mr. Nelson and Mr. Masterson equal to $250,250 and $212,625, respectively, based on $17.50 per share, the intraday price of Common Stock on September 10, 2020.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth certain information with respect to all outstanding equity-based awards held at the end of the fiscal year ended December 31, 2020 by our named executive officers:
	Number of Restricted Shares That Have Not Vested (#)	Market Value of Restricted Shares That Have Not Vested ($)
James L. Nelson	14,300(1)	$245,102(2)
Christopher J. Masterson	12,150(1)	208,251(2)

(1)
Restricted shares which vest in 25% increments on each of the first four anniversaries of September 15, 2020.

(2)
Based on $17.14 per share, the closing price of our Common Stock on December 31, 2020, the last trading day of the fiscal year ended December 31, 2020.

Option Exercises and Stock Vested
We have not granted any stock options to our named executive officers to date and no restricted shares granted to our named executive officers vested during the fiscal year ended December 31, 2020.
Potential Payments Upon Termination or Change in Control
The award agreement pursuant to which restricted shares were issued to Messrs. Nelson and Masterson provides that, except in connection with a Change in Control (as defined in the award agreement), any unvested restricted shares will be forfeited if the employment of Mr. Nelson or Mr. Masterson with the Advisor terminates for any reason. Upon a Change in Control, 50% of the unvested restricted shares will immediately vest and the remaining unvested restricted shares will be forfeited. Accordingly, if a Change in Control had occurred on December 31, 2020, 50% of either Mr. Nelson’s or Mr. Masterson’s unvested restricted shares would have immediately vested, with a value of  $122,551 and $104,126, respectively, based on $17.14 per share, the closing price of our Common Stock on December 31, 2020.
As defined in the award agreement pursuant to which Messrs. Nelson and Masterson received restricted shares, “Change in Control” means: (a) any person is or becomes the “beneficial owner”, directly or indirectly, of securities of the Company representing 66% or more of the combined voting power of the Company’s then outstanding voting securities; (b) the stockholders of the Company approve a merger or consolidation of the Company with any other entity or approve the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof), other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 34% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 66% or more of either of the then outstanding shares of Class A common stock or the combined voting power of the Company’s then outstanding voting securities; or (c) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction or series of transactions within a period of twelve (12) months ending on the date of the last sale or disposition having a similar effect).
Compensation Committee Interlocks and Insider Participation
There are no compensation committee interlocks and no insider participation in compensation decisions that are required to be reported under the rules and regulations of the Exchange Act.
Compensation Policies and Practices Related Risk Management
The compensation committee has determined that, to the limited extent the Company has compensation policies and practice, none of those policies and practices create any risks that are reasonably likely to have a material adverse effect on the Company.
Compensation of Directors
We pay to each of our independent directors the fees described below. If a director is our employee or an employee of the Advisor or any of its affiliates, we do not pay compensation for services rendered as a director. All directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors and its committees.
We pay our independent directors a yearly retainer of    $100,000 and an additional yearly retainer of $105,000 for the non-executive chair, in each case payable 50% in cash and 50% in RSUs; $2,000 for each meeting of the Board or any committee personally attended by the directors ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting attended via telephone; $750 per transaction reviewed and voted upon electronically up to a maximum of  $2,250 for three or more transactions reviewed and voted upon per electronic vote. If there is a Board meeting and one or more committee meetings in one day, the director’s fees may not exceed $2,500 ($3,000 for the chairperson of the audit committee if there is a meeting of such committee).
We pay an additional total yearly retainer of   $30,000 for each member of the audit committee, the compensation committee and the nominating and corporate governance committee, in each case payable 50% in cash and 50% in RSUs.
RSUs in respect of the portion of the annual retainer payable in RSUs are awarded in connection with each annual meeting and vest ratably over a three-year period beginning on such annual meeting date in increments of 1/3 per annum.
We also pay a fee to each independent director for each external seminar, conference, panel, forum or other industry-related event attended in person and in which the independent director actively participates, solely in his or her capacity as an independent director of the Company, in the following amounts:
•
$2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or

•
$5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

In either of the above cases, we will reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attending external seminars, conferences, panels, forums or other industry-related events. An independent director cannot be paid or reimbursed for attendance at a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director.
The following table sets forth information regarding compensation of our directors paid during the year ended December 31, 2020:
Name	Fees Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total Compensation ($)
M. Therese Antone	58,059	65,000(3)	—	—	—	—	123,059
Lee M. Elman	106,250	65,000(3)	—	—	—	—	171,250
James L. Nelson	—	—(4)	—	—	—	—	—
P. Sue Perrotty	159,000	117,500(5)	—	—	—	—	276,500
Edward G. Rendell	103,000	65,000(3)	—	—	—	—	168,000
Edward M. Weil, Jr.	—	—	—	—	—	—	—
Abby M. Wenzel	106,500	65,000(3)	—	—	—	—	171,500

(1)
Value of RSU awards calculated based on their grant date fair value computed in accordance with FASB ASC Topic 718. All assumptions made in the valuations are contained and described in Note 13 to the financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. As of December 31, 2020, Dr. Antone, Mr. Elman, Ms. Perrotty, Governor Rendell and Ms. Wenzel held 4,861, 7,155, 12,935, 7,155 and 7,155 unvested RSUs, respectively.

(2)
No dividends were paid or credited with respect to unvested RSUs during the year ended December 31, 2020.

(3)
Represents 4,861 RSUs granted on April 17, 2020.

(4)
Does not include 14,300 restricted shares awarded to Mr. Nelson for his services as our chief executive officer. As of December 31, 2020, all of these restricted shares were unvested.

(5)
Represents 8,788 RSUs granted on April 17, 2020.

Share-Based Compensation
Stock Option Plan
The Option Plan authorizes the grant of non-qualified stock options to the directors, officers, advisors, consultants and other personnel of the Company, the Advisor and the Property Manager and their affiliates, subject to the applicable limitations of the Option Plan. The exercise price for all stock options granted under the Option Plan will be equal to the closing price of a share of Common Stock on the last business day preceding the date of grant. A total of 500,000 shares have been authorized and reserved for issuance under the Plan. No awards have ever been granted under the Option Plan, and, if the Individual Plan or the Advisor Plan is approved, no awards will be granted under the Option Plan in the future. See “Proposal No. 5  —  Approval of the 2021 Omnibus Incentive Compensation Plan of Global Net Lease, Inc.” and “Proposal No. 6  —  Approval of the 2021 Omnibus Advisor Incentive Compensation Plan of Global Net Lease, Inc.” for further details.
Restricted Share Plan
Pursuant to the RSP, we may issue restricted shares and RSUs under specific award agreements to our directors, officers and employees (if we ever have employees), employees of the Advisor and its affiliates, employees of entities that provide services to us, directors of the Advisor or of entities that provide services to us, certain consultants to us and our Advisor and its affiliates or to entities that provide services to us.
The total number of shares that may be issued under or subject to awards under the RSP is equal to 10.0% of our outstanding shares of Common Stock on a fully diluted basis at any time. If the Individual Plan or the Advisor Plan is approved, only a limited number of shares will be available future awards under the RSP. See “Proposal No. 5  —  Approval of the 2021 Omnibus Incentive Compensation Plan of Global Net Lease, Inc.” and “Proposal No. 6  —   Approval of the 2021 Omnibus Advisor Incentive Compensation Plan of Global Net Lease, Inc.” for further details.
Restricted share awards entitle the recipient to receive shares of Common Stock from us under terms that provide for vesting over a specified period of time. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares may receive cash distributions prior to the time that the restrictions on the restricted shares have lapsed. Any distributions to holders of restricted shares payable in shares of Common Stock are subject to the same restrictions as the underlying restricted shares.
RSUs represent a contingent right to receive shares of Common Stock at a future settlement date, subject to the recipient satisfying applicable vesting conditions and other restrictions, as set forth in the RSP and an award agreement evidencing the grant of RSUs. RSUs may not, in general, be sold or otherwise transferred until restrictions are removed and the rights to the shares of Common Stock have vested. Holders of RSUs do not have or receive any voting rights with respect to the RSUs or any shares underlying any award of RSUs, but such holders are generally credited with dividend or other distribution equivalents which are subject to the same vesting conditions and other restrictions as the underlying RSUs and only paid at the time such RSUs are settled in shares of Common Stock. RSU award agreements generally provide for accelerated vesting of all unvested RSUs in connection with a termination without cause from the Board of Directors or a change of control and accelerated vesting of the portion of the unvested RSUs scheduled to vest in the year of the recipient’s voluntary resignation from or failure to be re-elected to the Board of Directors.
Securities Authorized for Issuance Under Equity Compensation Plans
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
	(a)	(b)	(c)
Equity Compensation Plans approved by security holders	—	—	—
Equity Compensation Plans not approved by security holders	2,554,930(1)	—	9,168,890(2)
Total	2,554,930(1)	—	9,168,890(2)

(1)
Represents shares of Common Stock underlying LTIP Units awarded pursuant to the 2018 OPP. These LTIP Units may be earned by the Advisor based on our achievement of threshold, target or maximum performance goals based on our absolute and relative total stockholder return over a performance period commencing on June 2, 2018 and ending on the earliest of (i) June 2, 2021, (ii) the effective date of any Change of Control (as defined in the 2018 OPP) and (iii) the effective date of any termination of the Advisor’s service as our advisor. LTIP Units earned as of the last day of the performance period will also become vested as of that date. Effective as of that same date, any LTIP Units that are not earned will automatically and without notice be forfeited without the payment of any consideration by us. For additional information on the 2018 OPP, please see “Certain Relationships and Related Transactions — 2018 Multi-Year Outperformance Agreement.”

(2)
A total of 500,000 shares have been authorized and reserved for issuance under the Option Plan. As of December 31, 2020, no stock options had been awarded under the Option Plan. The total number of shares that may be issued under or subject to awards under the RSP is equal to up to 10.0% of our outstanding shares of Common Stock on a fully diluted basis at any time. As of December 31, 2020, there were 89,614,601 shares of Common Stock issued and outstanding on a fully diluted basis, and 292,570 shares of Common Stock had been issued under or were subject to awards under the RSP.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of the record date, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:
•
each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•
each of the Company’s named executive officers and directors; and

•
all of the Company’s officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
BlackRock, Inc.(2)	15,409,603	17.0%
The Vanguard Group(3)	13,875,175	15.3%
State Street Corporation(4)	4,563,474	5.0%
James L. Nelson(5)	28,300	*
Christopher J. Masterson(6)	12,150	*
Edward M. Weil, Jr.(7)	22,018	*
M. Therese Antone(8)	—
Lee M. Elman(9)	11,841	*
P. Sue Perrotty(10)	37,661	*
Edward G. Rendell(11)	29,299	*
Abby M. Wenzel(12)	29,237	*
All directors and executive officers as a group (eight persons)	170,506	*

*
Less than 1%.

(1)
Unless otherwise indicated, the business address of each individual or entity listed in the table is 650 Fifth Avenue, 30th Floor, New York, New York 10019. Unless otherwise indicated, the individual or entity listed has sole voting and investment power over the shares listed.

(2)
The business address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055. Blackrock, Inc. has sole voting power over 15,161,874 shares, no shared voting power over shares, sole dispositive power over 15,409,603 shares and no shared dispositive power over shares. The information contained herein with respect to BlackRock, Inc. is based solely on the Schedule 13G filed by BlackRock, Inc. with the SEC on January 25, 2021.

(3)
The business address for The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The Vanguard Group, Inc. has sole voting power over no shares, shared voting power over 287,600 shares, sole dispositive power over 13,516,913 shares and shared dispositive power over 358,262 shares. The information contained herein with respect to The Vanguard Group, Inc. is based solely on Amendment No. 6 to the Schedule 13G filed by The Vanguard Group, Inc. with the SEC on February 10, 2021.

(4)
The business address for State Street Corporation is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. State Street Corporation has shared voting power over 4,024,290 shares, shared dispositive power over 4,563,474 shares and no sole voting or dispositive power. The information contained herein with respect to State Street Corporation is based solely on the Schedule 13G filed by State Street Corporation with the SEC on February 10, 2021.

(5)
Includes 14,300 unvested restricted shares.

(6)
Includes 12,150 unvested restricted shares.

(7)
Mr. Weil, one of our directors, is also the chief executive officer of AR Global. While Mr. Weil owns a non-controlling in interest in the parent of AR Global and AR Capital, LLC (“AR Capital”), Mr. Weil does not have direct or indirect voting or investment power over any shares that AR Global or AR Capital may own or control, directly or indirectly, and Mr. Weil disclaims beneficial ownership of such shares. Accordingly, the shares included as beneficially owned by Mr. Weil do not include the 19,419 and 16,481 shares of our Common Stock directly or indirectly beneficially owned by AR Global and AR Capital, respectively.

(8)
Excludes 4,861 shares of Common Stock issuable to Dr. Antone upon vesting of unvested RSUs.

(9)
Excludes 7,155 shares of Common Stock issuable to Mr. Elman upon vesting of unvested RSUs.

(10)
Excludes 12,935 shares of Common Stock issuable to Ms. Perrotty upon vesting of unvested RSUs.

(11)
Excludes 7,155 shares of Common Stock issuable to Governor Rendell upon vesting of unvested RSUs.

(12)
Excludes 7,155 shares of Common Stock issuable to Ms. Wenzel upon vesting of unvested RSUs.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
James L. Nelson, our chief executive officer and president, also is the chief executive officer and president of the Advisor and the Property Manager. Christopher J. Masterson, our chief financial officer, treasurer and secretary, is also the chief financial officer, treasurer and secretary of the Advisor and the Property Manager.
AR Global indirectly owns 95% of the membership interests in the Advisor and all of the membership interests in the Property Manager. James L. Nelson, our chief executive officer and president, holds a non-controlling profits interest in the Advisor and Property Manager. Mr. Weil, one of our directors, is also the chief executive officer of AR Global and owns a non-controlling interest in the parent of AR Global.
Advisory Agreement
We are externally managed by the Advisor. Under our advisory agreement with our Advisor, our Advisor and its affiliates manage our affairs on a day to day basis, including management and leasing of our properties in North America and Europe. The Advisor is permitted to engage one or more third parties to assist with these responsibilities, all subject to the terms of our advisory agreement.
Our advisory agreement requires us to pay a base management fee in a minimum fee amount of  $18.0 million per annum (the “Minimum Base Management Fee”), payable in cash on a pro rata monthly basis at the beginning of each month, plus a variable fee amount equal to 1.25% per annum of the sum, since the effective date of our advisory agreement in June 2015, of: (i) the cumulative net proceeds of all common equity issued by the Company; (ii) any equity of the Company issued in exchange for or conversion of preferred stock or exchangeable notes based on the stock price at the date of issuance; and (ii) any other issuances of common, preferred, or other forms of equity of the Company, including units in an operating partnership (excluding equity based compensation but including issuances related to an acquisition, investment, joint-venture or partnership)) (the “Variable Base Management Fee” and, together with the Minimum Base Management Fee, the “Base Management Fee”).
We also pay the Advisor an incentive fee (“Incentive Compensation”) under our advisory agreement. In May 2020, in light of the unprecedented market disruption resulting from the COVID-19 pandemic, we amended our advisory agreement to temporarily lower the effective thresholds of Core AFFO Per Share (as defined in our advisory agreement) that we must satisfy for our Advisor to be paid Incentive Compensation. Under our advisory agreement, prior to the amendment, the Incentive Fee Lower Hurdle (as defined in the Advisory Agreement) was (a) $2.15 for the 12 months ended June 30, 2019, and (b) $2.25 for the 12 months ending June 30, 2020. Following the amendment, the Incentive Fee Lower Hurdle is equal to (i) $1.6875 per share in the aggregate and $0.5625 per share per quarter for the period that began on July 1, 2019 and ended March 31, 2020; (ii) $1.35 per share in the aggregate and $0.45 per share per quarter for the period that began on April 1, 2020 and ended December 31, 2020; (iii) $1.125 per share in the aggregate and $0.5625 per share per quarter for the period beginning January 1, 2021 and ending June 30, 2021; and (iv) $2.25 per share in the aggregate and $0.5625 per share per quarter for the annual period beginning July 1, 2021. In addition, prior to the amendment, the Incentive Fee Upper Hurdle (as defined in the Advisory Agreement) was (a) $2.79 for the 12 months ended June 30, 2019, and (b) $2.92 for the 12 months ended June 30, 2020. Following the Amendment, the Incentive Fee Upper Hurdle is equal to (i) $2.19 per share in the aggregate and $0.73 per share per quarter for the period that began on July 1, 2019 and ended March 31, 2020; (ii) $1.75 per share in the aggregate and $0.583 per share per quarter for the period that began on April 1, 2020 and ended December 31, 2020; (iii) $1.46 per share in the aggregate and $0.73 per share per quarter for the period that began on January 1, 2021 and ending June 30, 2021; and (iv) $2.92 per share in the aggregate and $0.73 per share per quarter for the annual period beginning July 1, 2021.
The May 2020 amendment to our advisory agreement also extended from July 1, 2020 to July 1, 2021 the first date that the annual thresholds are subject to annual increases by a majority of the Company’s independent directors (in their good faith reasonable judgment, after consultation with the Advisor). The percentage at which independent directors may so increase the thresholds remains a percentage equal to between 0% and 3%. In addition, commencing in August 2023 and every five years thereafter, the Advisor has a right to request that the Company’s independent directors reduce the then current Incentive Fee Lower Hurdle and Incentive Fee Upper Hurdle and make a determination whether any reduction in the annual thresholds is warranted.
The Incentive Compensation is payable 50% in cash and 50% in shares of Common Stock (subject to certain lock up restrictions) except for the period beginning April 1, 2020 and ended December 31, 2020, when it was payable in cash only. The Incentive Compensation is calculated on an annual basis for the 12-month period from July 1 to June 30 of each year, in quarterly installments, subject to a final adjustment after the performance period ends, such that the difference, if any, between the amount of the Incentive Compensation actually paid to the Advisor in the preceding year under the quarterly installments and the actual amount payable for the year is either repaid by or paid to the Advisor as applicable. Shares of Common Stock that are issued as a portion of any quarterly installment payment are retained and, for purposes of any repayment required to be made by the Advisor, have the value they had at the time of issuance and are adjusted in respect of any dividend or other distribution received with respect to those shares to allow recoupment of the same.
During the third quarter of 2018, the Advisor earned $0.4 million in Incentive Compensation, and, during the fourth quarter of 2018, the Company recorded a reversal of  $0.4 million for Incentive Compensation previously recorded in the third quarter of 2018. During December 2019, the Advisor forfeited 8,668.65 shares of Common Stock previously issued to the Advisor as Incentive Compensation during the third quarter of 2018 and agreed to repay, and did repay, on or prior to March 20, 2020, approximately $180,000 in cash paid as Incentive Compensation during the third quarter of 2018 plus approximately $20,000 in dividends paid on the forfeited shares during the time they were outstanding.
During the year ended December 31, 2019, pursuant to our advisory agreement, we paid Minimum Base Management Fees equal to $18.0 million and Variable Base Management Fees equal to approximately $9.5 million. During the year ended December 31, 2020, the Advisor earned $25,000 of Incentive Compensation which was payable in cash only.
The amounts payable to the Advisor each year with respect to both the Base Management Fee, taken alone, and taken together with the Incentive Compensation are capped at certain thresholds based on the cost of the Company’s assets, subject to adjustments. These caps were not applicable during the year ended December 31, 2020.
We reimburse the Advisor or its affiliates for expenses paid or incurred by the Advisor and its affiliates in providing services to the Company under our advisory agreement, except for those expenses that are specifically the responsibility of the Advisor under our advisory agreement, such as salaries, bonus and other wages, payroll taxes and the cost of employee benefit plans of personnel of the Advisor and its affiliates (including our executive officers) who provide services to the Company under our advisory agreement, the Advisor’s rent and general overhead expenses, the Advisor’s travel expenses (subject to certain exceptions), professional services fees incurred with respect to the Advisor for the operation of its business, insurance expenses (other than with respect to our directors and officers) and information technology expenses. In addition, these reimbursements are subject to the limitation that we will not reimburse the Advisor for any amount by which our operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceeds the greater of  (a) 2.0% of average invested assets and (b) 25.0% of net income. This limitation has not been exceeded to date. During the year ended December 31, 2020, the Company reimbursed the Advisor for approximately $50,800 in expenses under our advisory agreement. In January 2021, the Company paid $0.5 million in cash to AFIN, a REIT advised by an affiliate of the Advisor, due to the overpayment by AFIN of invoices in 2020 and prior years for a shared service.
No later than April 30 of each year, our independent directors are required to determine, in good faith, whether the Advisor has satisfactorily achieved annual performance standards for the immediately preceding year based primarily on actions or inactions of the Advisor, and determine the annual performance standards for the next year.
Our advisory agreement has an initial term expiring June 1, 2035, with automatic renewals for consecutive five-year terms unless our advisory agreement is terminated in accordance with its terms (1) with notice of an election not to renew at least 365 days prior to the expiration of the then-current term, (2) in connection with a change of control of us or the Advisor, (3) by the independent directors in connection with the or the Advisor’s failure (based on a good faith determination by our independent directors) to meet annual performance standards for the year based primarily on actions or inactions of the Advisor, subject to notice and cure provisions, (4) with 60 days’ notice by us with cause, subject in some circumstances to notice and cure provisions, or (5) with 60 days prior written notice by the Advisor for any material default of our advisory agreement by us, subject to notice and cure provisions. In the event of a termination in connection with a change of control of us or the Advisor’s failure to meet annual performance standards, we would be required to pay a termination fee that could be up to 2.5 times the compensation paid to the Advisor in the previous year, plus expenses.
The Company has also agreed under our advisory agreement to reimburse, indemnify and hold harmless each of the Advisor and its affiliates, and the directors, officers, employees, partners, members, stockholders, other equity holders, agents and representatives of the Advisor and its affiliates (each, a “Advisor Indemnified Party”), of and from any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever (including reasonable attorneys’ fees) in respect of or arising from any acts or omissions of the Advisor Indemnified Party performed in good faith under our advisory agreement and not constituting bad faith, willful misconduct, gross negligence, or reckless disregard of duties on the part of the Advisor Indemnified Party. In addition, the Company has agreed to advance funds to an Advisor Indemnified Party for reasonable legal fees and other reasonable costs and expenses incurred as a result of any claim, suit, action or proceeding for which indemnification is being sought, subject to repayment if the Advisor Indemnified Party is later found pursuant to a final and non-appealable order or judgment to not be entitled to indemnification.
In connection with any sale or similar transaction involving any investment, subject to the terms of our advisory agreement, we will pay the Advisor a fee in connection with net gain recognized by us in connection with the sale or transaction (the “Gain Fee”) unless the proceeds of such transaction or series of transactions are reinvested in one or more investments within 180 days thereafter. The Gain Fee is equal to 15% of the amount by which the gains from the sale of investments in the applicable month exceed the losses from the sale of investments in that month unless the proceeds from such transaction or series of transactions are reinvested in one or more investments within 180 days thereafter. The Gain Fee is calculated at the end of each month and paid, to the extent due, with the next installment of the Base Management Fee. The Gain Fee is calculated by aggregating all of the gains and losses from the preceding month. There was no Gain Fee earned during the year ended December 31, 2020.
As described in “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders  —  Compensation Discussion and Analysis,” during 2020, we awarded a total of 132,025 restricted shares to employees of the Advisor or its affiliates who are involved in providing services to us pursuant to a delegation of authority by the compensation committee to Mr. Weil. Following these awards, 217,975 additional restricted shares may be awarded under the RSP pursuant to this delegation of authority. No awards may be made pursuant to this delegation of authority to anyone who is also a partner, member or equity owner of the parent of the Advisor, such as Mr. Weil.
2018 Multi-Year Outperformance Agreement
We have awarded LTIP Units to the Advisor pursuant to the 2018 OPP. Based on a maximum award value of   $50.0 million and $19.57 (the “Initial Share Price”), the closing price of Common Stock on June 1, 2018, the trading day prior to the effective date of the 2018 OPP, the Advisor was issued a total of 2,554,930 LTIP Units pursuant to the 2018 OPP, representing the maximum number of LTIP Units that could be earned by the Advisor based on the Company’s total shareholder return (“TSR”), including both share price appreciation and Common Stock dividends, against the Initial Share Price over a performance period, commencing on June 2, 2018 and ending on the earliest of  (i) June 2, 2021, (ii) the effective date of any Change of Control (as defined in the 2018 OPP) and (iii) the effective date of any termination of the Advisor’s service as advisor of the Company (the “Performance Period”).
Half of the LTIP Units (the “Absolute TSR LTIP Units”) are eligible to be earned as of the last day of the Performance Period (the “Valuation Date”) if the Company achieves an absolute TSR with respect to threshold, target and maximum performance goals for the Performance Period as follows:

Performance Level (% of Absolute TSR LTIP Units Earned)		Absolute TSR	Number of Absolute TSR LTIP Units Earned
Below Threshold	—%	Less than 24%	—
Threshold	25%	24%	319,366
Target	50%	30%	638,733
Maximum	100%	36% or higher	1,277,465
If the Company’s absolute TSR is more than 24% but less than 30%, or more than 30% but less than 36%, the percentage of the Absolute TSR LTIP Units earned is determined using linear interpolation as between those tiers, respectively.
Half of the LTIP Units (the “Relative TSR LTIP Units”) are eligible to be earned as of the Valuation Date if the amount, expressed in terms of basis points, whether positive or negative, by which the Company’s absolute TSR for the Performance Period exceeds the average TSR of a peer group for the Performance Period consisting of Lexington Realty Trust, W.P. Carey Inc. and Office Properties Income Trust as follows:
Performance Level (% of Relative TSR LTIP Units Earned)		Relative TSR Excess	Number of Absolute TSR LTIP Units Earned
Below Threshold	—%	Less than -600 basis points	—
Threshold	25%	-600 basis points	319,366
Target	50%	- basis points	638,733
Maximum	100%	+600 basis points	1,277,465
If the relative TSR excess is more than -600 basis points but less than 0 basis points, or more than 0 basis points but less than +600 basis points, the percentage of the Relative TSR LTIP Units earned is determined using linear interpolation as between those tiers, respectively.
If the Valuation Date is the effective date of a Change of Control or a termination of the Advisor for any reason (i.e., with or without cause), the number of LTIP Units earned will be calculated based on actual performance through the last trading day prior to the effective date of the Change of Control or termination (as applicable), with the hurdles for calculating absolute TSR pro-rated to reflect that the Performance Period lasted less than three years but without pro-rating the number of Absolute TSR LTIP Units or Relative TSR LTIP Units the Advisor would be eligible to earn to reflect the shortened period.
The award of LTIP Units under the 2018 OPP is administered by the compensation committee of the Board of Directors, provided that any of the compensation committee’s powers can be exercised instead by the Board of Directors if the Board of Directors so elects. Following the Valuation Date, the compensation committee is responsible for determining the number of Absolute TSR LTIP Units and Relative TSR LTIP Units earned, as calculated by an independent consultant engaged by the compensation committee and as approved by the compensation committee in its reasonable and good faith discretion. The compensation committee also must approve the transfer of any Absolute TSR LTIP Units and Relative TSR LTIP Units (or OP Units into which they may be converted in accordance with the terms of the agreement of limited partnership of the OP).
LTIP Units earned as of the Valuation Date will also become vested as of the Valuation Date. Any LTIP Units that are not earned and vested after the compensation committee makes the required determination will automatically and without notice be forfeited without the payment of any consideration by the Company or the OP, effective as of the Valuation Date.
The Advisor, as the holder of the LTIP Units, is entitled to distributions on the LTIP Units equal to 10% of the distributions made per OP Unit (other than distributions of sale proceeds) until the LTIP Units are earned. These distributions are not subject to forfeiture, even if the LTIP Units are ultimately forfeited. If any LTIP Units are earned, the holder will be entitled to a priority catch-up distribution on each earned LTIP Unit equal to the aggregate distributions paid on an OP Unit during the Performance Period, less the aggregate distributions paid on the LTIP Unit during the Performance Period. As of the Valuation Date, any LTIP Units that are earned become entitled to receive the same distributions paid on the OP Units. Further, at the time the Advisor’s capital account with respect to an LTIP Unit that is earned and vested is economically equivalent to the average capital account balance of an OP Unit, the Advisor, as the holder of the earned LTIP Unit, in its sole discretion, will, in accordance with the limited partnership agreement of the OP, be entitled to convert the LTIP Unit into an OP Unit, which may, in turn, be redeemed on a one-for-one basis for, at the Company’s election, a share of Common Stock or the cash equivalent thereof.
The Company paid $0.4 million in distributions to the Advisor related to LTIP Units awarded under the 2018 OPP during the year ended December 31, 2020.
Property Manager
Pursuant to our property management agreements with the Property Manager, the Property Manager provides property management and leasing services for properties owned by the Company, for which the Company pays fees to the Property Manager equal to: (i) with respect to stand-alone, single-tenant net leased properties which are not part of a shopping center, 2.0% of gross revenues from the properties managed and (ii) with respect to all other types of properties, 4.0% of gross revenues from the properties managed, in each case plus market-based leasing commissions applicable to the geographic location of the applicable property.
For services related to overseeing property management and leasing services provided by any person or entity that is not an affiliate of the Property Manager, the Company pays the Property Manager an oversight fee equal to 1.0% of gross revenues of the property managed. This oversight fee is no longer applicable to 39 of the Company’s properties which became subject to separate property management agreements with the Property Manager in connection with a multi-property mortgage loan in October 2017, a multi-property mortgage loan in April 2019, and a multi-property mortgage loan in September 2019 (the “Loan Property PMLAs”) on otherwise nearly identical terms to the primary property and management leasing agreement (the “Primary PMLA”), which remains applicable to all other properties.
The Primary PMLA and the Loan Property PMLAs have one-year terms that are automatically extended for an unlimited number of successive one-year terms unless terminated by either party upon notice. Either the Company or the Property Manager may terminate the Primary PMLA at any time upon at least 12 months’ prior written notice. Either the Company or the Property Manager may terminate the Loan Property PMLAs upon 60 days’ written notice prior to the end of the applicable term.
During the year ended December 31, 2020, the Company paid the Property Manager $6.1 million of property management fees but did not incur any oversight fees. During the year ended December 31, 2020, we incurred leasing commissions to the Property Manager of $1.5 million, of which $0.1 million was recorded as part of the property management fees for the year ended December 31, 2020. The remainder of the balance will be recorded over the terms of the related leases.
If cash flow generated by any of the Company’s properties is not sufficient to fund the costs and expenses incurred by the Property Manager in fulfilling its duties under the property management and leasing agreements, the Company is required fund additional amounts. Costs and expenses that are the responsibility of the Company under the property management and leasing agreements include, without limitation, reasonable wages and salaries and other employee-related expenses of all on-site and off-site employees of the Property Manager who are engaged in the operation, management, maintenance and leasing of the properties and other out-of-pocket expenses which are directly related to the operation, management, maintenance and leasing of specific properties, but may not include the Property Manager’s general overhead and administrative expenses. During the year ended December 31, 2020, the cash flow generated by the Company’s properties was sufficient to fund these costs and expenses so no additional amounts were paid to the Property Manager under the property management and leasing agreements other than the property management fees described above.
Investment Allocation Agreement
We are party to an investment opportunity allocation agreement with AFIN, which is a Nasdaq-listed REIT advised by affiliates of AR Global. Pursuant to the allocation agreement, each opportunity to acquire one or more domestic office or industrial properties will be presented first to us, and each opportunity to acquire one or more domestic retail or distribution properties with a lease duration of ten years or more will be presented first to AFIN, and will be presented to us only after AFIN has determined not to acquire the property.
Indemnification Obligations
We have entered into an indemnification agreement with each of our directors and officers, certain former directors and officers, the Advisor and certain of its affiliates, providing for indemnification and advancement of expenses to them in connection with claims or liability they may become subject to due to their service to us consistent with the provisions of our charter and Maryland law. During the period from January 1, 2020 through the date of this Proxy Statement, we have not reimbursed the Advisor for any litigation expenses incurred by the Advisor in connection with litigation.
Certain Conflict Resolution Procedures
Every transaction that we enter into with the Advisor or its affiliates is subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any of these entities in the event of a default by or disagreement with or in invoking powers, rights or options pursuant to any agreement between us and the Advisor or any of its affiliates.
Our conflicts committee reviews and evaluates all related party transactions, including all transactions in which we, on the one hand, and the Advisor, AR Global or any of their affiliates, on the other hand, are involved. All related party transactions during the year ended December 31, 2020 and during the period from January 1, 2021 through the date of this Proxy Statement were approved in accordance with the applicable Company policies consistent with the conflicts committee charter which required a determination that each related party transaction was fair to us and in our best interests. Either our conflicts committee, our compensation committee or our independent directors acting as a group has made this determination. See “Board of Directors, Executive Officers and Corporate Governance — Conflicts Committee.”

AUDIT COMMITTEE REPORT
The audit committee of the Board of Directors has furnished the following report on its activities during the year ended December 31, 2020. The report is not deemed to be “ soliciting material “ or “ filed “with the SEC or subject to the SEC ‘ s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of Global Net Lease, Inc.:
We have reviewed and discussed with management Global Net Lease, Inc.’s audited financial statements as of and for the year ended December 31, 2020.
We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in Global Net Lease, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.
Audit Committee
M. Therese Antone (Chair)
P. Sue Perrotty
Lee M. Elman
Abby M. Wenzel

COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board of Directors has furnished the following report. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act, or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of Global Net Lease, Inc.:
We have reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K of the Exchange Act with management.
Based on the review and discussions described above, we recommended to the Board of Director that the “Compensation Discussion and Analysis” be included in this proxy statement.
Compensation Committee
Edward G. Rendell (chair)
Lee M. Elman
Abby M. Wenzel

PROPOSAL NO. 1 —
ELECTION OF DIRECTORS
Our Board of Directors is currently comprised of seven members, five of whom are independent directors. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the MGCL, or more than 15. In accordance with our charter, the Board of Directors is divided into three classes of directors. At the Annual Meeting, three Class I directors will be elected to serve until our 2024 Annual Meeting and until their successors are duly elected and qualify. Each director serves for a term of three years, until the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors.
The Board of Directors has nominated M. Therese Antone, Edward G. Rendell and Abby M. Wenzel as nominees for election as Class I directors at the Annual Meeting, to serve until our 2024 Annual Meeting and until their successors are duly elected and qualify. M. Therese Antone, Edward G. Rendell and Abby M. Wenzel currently serve as Class I directors of the Company.
The proxy holder named on the proxy card intends to vote “FOR” the election of M. Therese Antone, Edward G. Rendell and Abby M. Wenzel as Class I directors. The election of each of M. Therese Antone, Edward G. Rendell and Abby M. Wenzel requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Abstentions and broker non-votes, if any, will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
We know of no reason why M. Therese Antone, Edward G. Rendell or Abby M. Wenzel will be unable to serve if elected. If, at the time of the Annual Meeting, M. Therese Antone, Edward G. Rendell or Abby M. Wenzel. should become unable to serve, shares represented by proxies will be voted for any substitute nominee designated by the Board of Directors. No proxy will be voted “FOR” a greater number of persons than the number of nominees described in this Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF M. THERESE ANTONE, EDWARD G. RENDELL AND ABBY M. WENZEL AS CLASS I DIRECTORS, TO SERVE UNTIL THE COMPANY’S 2024 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

PROPOSAL NO. 2 —
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM
The audit committee of the Board of Directors has selected and appointed PwC as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2021. PwC has audited our consolidated financial statements every year since the year ended December 31, 2014. PwC reports directly to our audit committee.
Although ratification by stockholders is not required by law or by our charter or bylaws, our audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. Even if the appointment is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time if the audit committee believes that such a change would be in the best interests of the Company. If our stockholders do not ratify the appointment of PwC, the audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
A representative of PwC will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
Fees
The aggregate fees billed (or expected to be billed) to us for professional services rendered by PwC, all of which have been approved by the audit committee, for and during the years ended December 31, 2020 and December 31, 2019, are as follows:
Audit Fees
Professional services relating to audits of our annual consolidated financial statements and internal controls over financial reporting, reviews of our quarterly SEC filings, issuance of a comfort letter and consents, income tax provision procedures, purchase price accounting procedures and review of proxy and other registration statements, and other audit services related to a statutory audit requirement. Aggregate fees for the years ended December 31, 2020 and December 31, 2019 were approximately $2.2 million and $1.7 million, respectively.
Audit Related Fees
Audit and other assurance related services relating to individual real estate properties that are required under local tax law. There were no audit related fees for the year ended December 31, 2020. Aggregate fees for the year ended December 31, 2019 were $37,600.
Tax Fees
There were no tax fees billed for the years ended December 31, 2020 and December 31, 2019.
All Other Fees
There were no other fees billed for the years ended December 31, 2020 and December 31, 2019.
Pre-Approval Policies and Procedures
In considering the nature of the services provided by the independent registered public accounting firm, the audit committee determined that such services are compatible with the provision of independent audit services. The audit committee discussed these services with the independent registered public accounting firm and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by PwC were pre-approved by the audit committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PWC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021.

PROPOSAL NO. 3 —
NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution regarding the compensation of our named executive officers, as disclosed in this proxy statement. This proposal, known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers, as disclosed in this proxy statement. Approval of this non-binding advisory resolution requires an affirmative vote of a majority of the votes cast with respect to this proposal.
We have one employee based in Europe. The Advisor performs our day-to-day management functions and affiliates of the Advisor employ the persons who provide these services, including our named executive officers. We pay the Advisor management fees and reimburse the Advisor for certain expenses as required by the terms of our advisory agreement. For further details regarding the advisory agreement and our other arrangements with the Advisor and its affiliates, including the Property Manager, see “Certain Relationships and Related Transactions.”
As an externally managed REIT, we do not employ our named executive officers, have agreements with them regarding their compensation or otherwise determine the compensation earned by, or paid to, them. AR Global, the parent company of the Advisor, determines the salaries, bonuses and other benefits earned by or paid to our named executive officers. Our agreements with the Advisor and the Property Manager do not allow them to be reimbursed by us for compensation paid to individuals who also serve as our executive officers, or the executive officers of the Advisor, the Property Manager or any of their respective affiliates. The only compensation our named executive officers have ever received from us were awards of restricted shares during 2020 that were recommended by the Advisor and approved by the compensation committee.
In accordance with Section 14A of the Exchange Act, we are asking stockholders to approve, on a non-binding, advisory basis, the following resolution at the annual meeting:
“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, is hereby approved.”
While this resolution is advisory and non-binding, the compensation committee will consider the vote on this proposal in its future discussions regarding the compensation of our named executive officers.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THIS NON-BINDING ADVISORY RESOLUTION.

PROPOSAL NO. 4 —
NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE NON-BINDING
ADVISORY VOTES ON EXECUTIVE COMPENSATION
Section 14A of the Exchange Act requires the Company to seek input from its stockholders regarding the frequency with which it will seek non-binding advisory votes regarding the compensation of the Company’s named executive officers. Although the recommendation is non-binding, the Company will consider the outcome of the vote when determining the frequency of future say-on-pay votes. The Company’s decision may differ from the stockholder vote at the Annual Meeting.
The proposal herein provides stockholders with four alternatives: one year, two years, three years or abstain. None of the alternatives may receive a majority of the votes cast on this proposal. If that occurs, our Board of Directors will consider the frequency that receives the highest number of votes as the choice of the stockholders. The Board of Directors believes that an advisory stockholder vote on the compensation of our named executive officers once every three years is appropriate. Although the Board of Directors has recommended that future say-on-pay votes should be held once every three years, stockholders are not voting to approve or disapprove of this recommendation. Rather, stockholders are being provided with the opportunity to cast an advisory vote, which is not binding. The Board of Directors will consider the outcome of the vote in determining the frequency of future non-binding advisory votes regarding executive compensation.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “THREE YEARS” IN THE NON-BINDING VOTE TO RECOMMEND THE FREQUENCY OF FUTURE NON-BINDING ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL NO. 5 —
APPROVAL OF THE 2021 OMNIBUS INCENTIVE COMPENSATION PLAN
OF GLOBAL NET LEASE, INC.
Our Board of Directors (the “Board) is recommending approval of the 2021 Omnibus Incentive Compensation Plan of Global Net Lease, Inc. (the “Individual Plan”). On February 23, 2021, on the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), the Board adopted the Individual Plan, subject to receipt of stockholder approval at the annual meeting. At the same time, on the recommendation of the Compensation Committee, the Board adopted the Global Net Lease, Inc. 2021 Omnibus Advisor Incentive Compensation Plan (the “Advisor Plan”), subject to receipt of stockholder approval at the Annual Meeting (see Proposal No. 6).
If approved, the Individual Plan will replace the Global Net Lease, Inc. 2012 Stock Option Plan (the “Option Plan”) and the Amended and Restated Incentive Restricted Share Plan of Global Net Lease, Inc. (the “RSP”), subject to the limited exceptions that follow. The terms of the RSP and the Option Plan each expire on April 20, 2022 (the “Expiration Date”). No awards have ever been granted under the Option Plan and, if the Individual Plan or the Advisor Plan is approved, no awards will be granted under the Option Plan in the future. If the Individual Plan or the Advisor Plan is approved, (i) of the 8,668,890 shares of Common Stock available for the grant of new awards under the RSP as of December 31, 2020, (the “RSP Authorized Shares”), 5,895,985 RSP Authorized Shares will no longer be available for the grant of new awards under the RSP, such that only 2,772,905 RSP Authorized Shares will remain available for the grant of new awards under the RSP through the Expiration Date (the “RSP Continuing Shares”), (ii) shares of Common Stock underlying awards that expire, terminate, are cancelled or are forfeited under the RSP will not again be available for issuance under the RSP, and (iii) awards previously granted under the RSP will remain outstanding (and eligible to vest and settle) in accordance with their terms under the RSP.
Stockholder approval of the Individual Plan is necessary to allow us to continue to grant equity-based incentive compensation awards to our independent directors and other eligible award recipients under the Individual Plan, such as employees of the Company or its affiliates and employees of Global Net Lease Advisors, LLC (the “Advisor”) or its affiliates who are involved in providing services to us (including our executive officers). These eligible recipients are critical to our continued growth and success. The Board believes that equity-based incentives are essential to our ability to attract, retain and motivate potential award recipients. If the Individual Plan is not approved, we will not have the ability to grant equity-based incentives when the terms of the RSP and the Option Plan expire in April 2022, which the Board believes would put us at a disadvantage relative to our competitors. Therefore, on the recommendation of the Compensation Committee, the Board has approved, and under this Proposal No. 5 is asking stockholders to approve, the Individual Plan to enable us to continue to grant equity-based incentives to independent directors and other eligible award recipients under the Individual Plan.
The following description of the Individual Plan is only a summary and is qualified in its entirety by reference to the Individual Plan, a copy of which is included in this proxy statement as Appendix A. You should read that text closely since it (and not this summary) will govern the Individual Plan.
The Individual Plan includes key provisions designed to protect stockholders interests and promote effective corporate governance, including the following:
•
No Discounted Stock Options or SARs.   Stock Options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•
No Repricing of Stock Options or SARs; Buyout Prohibition.   The Individual Plan prohibits repricing of Stock Options and SARs, including the cancellation, conversion, exchange, replacement, buyout or surrender of Stock Options and SARs in exchange for cash, other awards, or Stock Options or SARs with an exercise price that is less than the exercise price of the original Stock Options or SARs.

•
No Evergreen Provision.   There is no “evergreen” or automatic replenishment provision pursuant to which the shares authorized for issuance under the Individual Plan are automatically replenished.

•
No Liberal Share Recycling.   The Individual Plan does not contain liberal share recycling provisions. Shares surrendered or withheld to pay either the exercise price of an award or to withhold taxes in respect of an award do not become available for issuance as future awards under the Individual Plan.

•
No Increase to Shares Reserved for Issuance without Stockholder Approval.   The Individual Plan prohibits any material amendments that increase the total number of shares that may be reserved for issuance under the Individual Plan without stockholder approval.

Share Reserve
In its determination to approve the Individual Plan, the Board sought to ensure that the Company would have an available pool of shares of Common Stock from which to grant long-term equity and equity-based incentive awards into the future. The Board believes these awards serve a key incentive and retention mechanism for our independent directors and other eligible award recipients under the Individual Plan, such as employees of the Advisor or any of its affiliates who are involved in providing services to us (including our executive officers). However, the Board is mindful of its responsibility to our stockholders to exercise judgment in granting equity and equity-based awards and seeks to proactively manage dilution.
In determining the share reserve under the Individual Plan, the Board considered the potential dilution from outstanding and future equity awards (“overhang”) both in absolute terms and relative to industry peers. At the end of fiscal year 2020, approximately 171,286 shares were subject to outstanding awards of unvested restricted shares or outstanding awards of restricted stock units under the RSP (the “Outstanding Awards”) and no shares were subject to outstanding awards under the Option Plan. Further, awards in respect of a number of shares up to the maximum number of RSP Continuing Shares may be issued prior to the RSP’s Expiration Date as described above. If our stockholders approve the Individual Plan, the 6,300,000 shares proposed to be reserved for issuance under the Individual Plan (net of any shares of Common Stock issued or subject to awards under the Advisor Plan), when taken together with the RSP Continuing Shares and the shares of Common Stock subject to the Outstanding Awards, would result in an initial overhang percentage of approximately 10%.
Stockholder Approval Requirement
Stockholder approval of the Individual Plan is necessary in order for us to (1) meet the stockholder approval requirements of the New York Stock Exchange, and (2) have the ability to grant incentive stock options (“ISOs”) pursuant to the stockholder approval requirements of Section 422 of the Code.
Summary of the Material Terms of the Individual Plan
The following description of the Individual Plan is only a summary and is qualified in its entirety by reference to the Individual Plan, a copy of which is included in this proxy statement as Appendix A.
Purposes
The purposes of the Individual Plan are to (i) provide incentives to individuals who receive awards under the Individual Plan because of their ability to improve operations and increase profits; (ii) encourage selected persons who receive awards under the plan to accept positions with or continue to provide services to the (a) Company, (b) the persons, if any, appointed, employed or contracted with by the Company to be responsible for directing or performing the day-to-day business affairs of the Company, including, without limitation, the Advisor, its affiliates or any other entity that is the direct employer of natural persons who are involved in providing services to the Company, and (c) affiliates of the Company or of the Advisor; and (iii) further the participation of members of the Board in the growth in value of shares of Common Stock.
Administration
The Individual Plan is administered by the Board, or a duly appointed committee of the Board to which the Board has delegated its powers and functions under the Individual Plan (such committee or the Board in such capacity, the “Committee”). Any authority granted to the Committee may also be exercised by the Board. The Board has appointed the Compensation Committee as the “Committee” that will administer the Individual Plan. The Committee has the authority, in its sole discretion, subject to the terms of the Individual Plan, to determine the eligible persons to whom, and time or times at which, awards will be granted, the amount and type of awards to be granted, the terms of awards (including, but not limited to, the vesting requirements and the impact of termination of service) and all other terms and conditions of awards. The terms and conditions of specific grants of awards are set forth in written award agreements between the Company and the participant. Determinations of the Committee are final, binding and conclusive.
Term of the Plan
Awards may be granted under the Individual Plan for no more than ten (10) years following the date the Company’s stockholders approve the Individual Plan, which would be April 21, 2031 if stockholders approve the Individual Plan at the Annual Meeting.
Eligibility
The following categories of natural persons are eligible to receive awards under the Individual Plan: (i) full-time employees of the Company or any of its subsidiaries; (ii) full-time employees of the Advisor or any of its affiliates who are involved in providing services to the Company or any of its subsidiaries (“eligible employees”:); (iii) officers of the Company or any of its subsidiaries or officers the Advisor or any of its affiliates who are involved in providing services to the Company or any of its subsidiaries (“eligible officers”); (iv) members of the Board; (v) directors of any of the Company’s subsidiaries; (vi) directors of the Advisor or any of its affiliates who are involved in providing services to the Company or any of its subsidiaries; and (vii) natural persons whom the Board designates as eligible for an Award because the persons: (1) perform bona fide consulting or advisory services for (A) the Company or any of its subsidiaries or (B) the Advisor or any of its affiliates to the extent such natural person’s services for the Advisory or its applicable affiliate are services provided by the Advisor or its applicable affiliate to the Company or any of its subsidiaries, in any case, pursuant to a written agreement (other than services in connection with the offer or sale of securities in a capital-raising transaction), and (2) has a direct and significant effect on the financial development of the Company or any of its subsidiaries; provided that in the case of each of (i) through (vii), such natural person may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act and the applicable rules thereunder in effect at the applicable time, and further subject to limitations on eligibility applicable to issuances of “incentive stock options” under the Code.
As of February 25, 2021, there was one full-time employee of the Company, approximately 120 eligible employees, two eligible officers (the Company’s named executive officers) and seven members of the Board who may receive awards under the Individual Plan. For the purposes of the Individual Plan, “affiliate” includes with respect to any person, any other person who directly or indirectly controls, is controlled by or is under common control with, that person. The Compensation Committee determines in its sole discretion whether a person is an “affiliate” for purposes of the Individual Plan.
Types of Awards
The following types of awards can be granted under the Individual Plan to eligible persons: (i) restricted shares of Common Stock (“Restricted Shares”), (ii) restricted stock units in respect of shares of Common Stock (“RSUs”), (iii) stock options to purchase shares of Common Stock (“Stock Options”) (which may be either incentive stock options (“ISOs”) that are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or Stock Options that are not intended to qualify as Incentive Stock Options (“NQSOs”)), (iv) stock appreciation rights (“SARs”), (v) awards of shares not subject to forfeiture or other conditions (“Stock Awards”), (vi) LTIP Units (as described below), and (vii) Other Equity Awards (as described below).
Share Reserve
The total number of shares of Common Stock and any other class of the Company’s common stock subsequently designated and classified from time to time (“Shares”) that can be issued or subject to awards under the Individual Plan shall be 6,300,000 Shares, less the number of Shares issued or subject to outstanding awards under the Advisor Plan (the “Share limitation”). If the Company’s stockholders do not approve the Advisor Plan, the entirety of the Share limitation will be reserved for issuance under the Individual Plan, without adjustment resulting therefrom. Shares underlying each type of award that may be granted under the Individual Plan will be counted as one Share. If any awards granted under the Individual Plan expire or are terminated, cancelled or forfeited for any reason, the Shares underlying those awards (including Shares that could have become issuable with respect to forfeited LTIP Units) will again be available for awards under the Individual Plan. To the extent an award is granted under the Individual Plan that may be settled solely in cash, the award will not count against this Share limitation and will not reduce the remaining Shares available for issuance under the Individual Plan. Shares tendered or held back on exercise or settlement of an award to cover exercise price or tax withholding, and shares or share equivalents repurchased by the Company with cash proceeds from option exercises, will not be available for future issuance under the Individual Plan. Further, upon the exercise of an SAR, the gross number of shares with respect to which the SAR may be exercised, and not the number of shares that may be distributed in settlement of such exercise, will be deducted from the number of shares available for issuance under the Individual Plan. The maximum number of Shares that may be delivered pursuant to ISOs during the term of the Individual Plan is the Share limitation. The Share limitation is subject to adjustment in accordance with the terms and conditions of the Individual Plan.
Amendment and Termination
The Board or the Committee may at any time amend, suspend or discontinue the Individual Plan, subject to applicable laws, including any applicable requirements for stockholder approval. No amendment, suspension or discontinuation will be made if it would impair the rights of any participant under any award previously granted without the participant’s consent, except to conform the Individual Plan and awards granted to the requirements of applicable laws. If the Board or the Committee determines that any award may be subject to Section 409A of the Code, the Board or the Committee may adopt such amendments to the Individual Plan and the applicable award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Board or the Committee determines are necessary or appropriate, without the participant’s consent, for the award to be exempt from or comply with the requirements of Section 409A of the Code. Without the approval of the Company’s stockholders, (i) no Stock Option or SAR may be repriced, replaced, regranted through cancellation, repurchased for cash or other consideration (including any other award), or modified (except in connection with adjustments permitted for certain events as set forth in the Individual Plan), in each case, if the effect would be to reduce the exercise price for the Shares underlying the Stock Option or SAR, and (ii) no amendment may be effected to increase the number of Shares reserved for issuance under the Individual Plan, to expand the type of awards available under, or extend the term of, the Individual Plan or to materially change the method of determining fair market value under the Individual Plan.
Adjustments
In the event that the outstanding Shares (or any other securities covered by the Individual Plan) are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to Shares or other securities covered by the Individual Plan, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar distribution, an appropriate and proportionate adjustment will be made in: (i) the maximum number and kinds of Shares subject to the Share limitation; (ii) the numbers and kinds of Shares, units or other securities subject to the then outstanding awards; and (iii) the exercise price for each Share or other unit of any other securities subject to the then outstanding Stock Options and SARs (without change in the aggregate exercise price as to which such awards remain exercisable). Upon the occurrence of any other unusual or nonrecurring event, such as an extraordinary cash distribution on Shares, a corporate separation or other reorganization or liquidation, the Committee may make any adjustments of outstanding awards and their terms as the Committee, in its sole discretion, may deem equitable and appropriate in the circumstances in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Individual Plan. These adjustments may include adjustments in the terms and conditions of and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events above) affecting the Company or the Company’s operating partnership, Global Net Lease Operating Partnership, L.P. (the “OP”) or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are equitable and appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

Any adjustments made will include any correlative modifications of Awards, including of Stock Right exercise prices, rates of vesting or exercisability and business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Award recipients in their respective Awards are neither substantially diminished nor expanded as a result of the adjustment and corporate action other than as permitted under the Individual Plan.
Fractional Shares
The Committee, in its discretion, may determine that no fraction of a Share or other security will be purchasable or deliverable upon exercise of an Award. The Committee may also determine, in its discretion, to adjust any number of Shares or other securities associated with an Award to the nearest smaller whole number if any adjustment under the Individual Plan causes the number to include a fraction of a Share or other securities. However, no adjustment of a Stock Right exercise price per Share may result in an exercise price which is less than the par value of the Share.
Effect of a Change in Control
Under the Individual Plan, in the event of a change of control (as defined in the Individual Plan), the treatment of outstanding awards depends on whether awards are assumed or substituted for by the acquiring or succeeding entity. Awards that are assumed or substituted for will not vest on the change of control and will generally remain outstanding in accordance with the terms and conditions applicable to the award prior to the assumption or substitution. For awards that are not assumed or substituted for, the Committee has discretion to determine the effect of the change of control on the award, including (i) providing for accelerated vesting and exercisability of all or a portion of the Shares subject to Stock Options or SARs, (ii) providing for accelerated vesting of Restricted Shares, RSUs and other awards (other than Stock Options and SARs), (iii) for Stock Options and SARs, providing for cash payments (net of applicable tax withholdings) equal to the excess of the per Share price paid in the change of control multiplied by the number of Shares subject to the Stock Option or SAR over the aggregate exercise price for all Shares subject to the Stock Option or SAR, (iv) for Restricted Shares, RSUs and other awards (other than Stock Options and SARs), providing for cash payments (net of applicable tax withholdings) equal to the number of Shares subject to the award multiplied by the per Share price paid in the change of control, and (v) providing that, in connection with the liquidation or dissolution of the Company, awards will convert into the right to receive liquidation proceeds (net of applicable tax withholdings and, if applicable, the exercise price of such award).
Types of Awards Authorized Under the Individual Plan
Stock Options.   Stock Options granted under the Individual Plan entitle the participant to purchase a specified number of Shares, subject to vesting provisions, at an exercise price set by the Committee at the time of grant. The exercise price of a Stock Option may not be less than 100% of the fair market value of a Share on the grant date (not less than 110% in the case of ISOs granted to owners of 10% or more of the Company’s outstanding voting stock). The term of each Stock Option is established by the Committee at grant, but may not exceed ten years from the grant date (five years in the case of ISOs granted to owners of 10% or more of the Company’s outstanding voting stock). The Committee determines when each Stock Option may be exercised.
Under the Individual Plan, the Committee may grant ISOs that qualify under Section 422 of the Code or NQSOs. ISOs are subject to certain requirements under the Individual Plan as well as under the Code and may only be granted to employees of the Company or a parent or subsidiary of the Company.
A participant may elect to exercise Stock Options by giving written notice to the Committee of the election at any time. The participant must specify the number of Stock Options to be exercised and provide payment in full of the aggregate purchase price. Payment may be made (i) in cash or by check, bank draft or money order, (ii) if permitted by the Committee, by delivery of Shares with a fair market value equal to the aggregate exercise price of Shares to be purchased, (iii) if permitted by the Committee, by surrender of the Stock Option as to all or part of the Shares for which the Stock Option is exercisable in exchange for Shares having an aggregate fair market value equal to the difference between the aggregate fair market value of the surrendered portion of the Stock Option and the aggregate exercise price under the Stock Option for the surrendered portion of the Stock Option or (iv) if the Shares are traded on an established market, through a cashless exercise procedure whereby Shares subject to the Stock Option are sold (other than to the Company) in a brokered transaction.
In general, unless otherwise determined by the Committee and set forth in an award agreement, all unvested Stock Options will terminate upon a termination of service for any reason, and vested options will generally remain exercisable for a period of three months following termination of service.
SARs.   SARs may be granted either with a Stock Option (a “tandem SAR”) or independent of a Stock Option (a “non-tandem SAR”). A SAR is a right to receive a payment either in cash or Shares (as determined by the Committee) equal in value to the excess of the fair market value of one Share on the date of exercise over the exercise price per Share of the SAR. A non-tandem SAR is subject to the terms and conditions of the Individual Plan, including, without limitation, that the purchase price may not be less than 100% of the fair market value of a Share on the date of grant and the post-termination exercise periods applicable to Stock Options are applicable to SARs (unless otherwise provided in an award agreement).
A tandem SAR is subject to the same terms and conditions of the related Stock Option, and, therefore, terminates and is no longer exercisable upon the termination or the exercise of the Stock Option granted in conjunction with the SAR. In addition, the purchase price of a tandem SAR may not be less than 100% of the fair market value of a Share on the date of grant. The term of each non-tandem SAR will be fixed by the Committee, but, in any event, will not be more than ten years from the date of grant. Tandem SARs may be exercised only at the times and to the extent that the Stock Options to which they relate are exercisable, and the Committee determines at grant when non-tandem SARs are exercisable.
Restricted Shares and RSUs.   The Committee will determine when grants of Restricted Shares or RSUs will be made, the number of Shares to be awarded, the purchase price (if any) to be paid, when those awards may be subject to forfeiture (if any), the vesting schedule (if any) and all other terms and conditions of the Restricted Share or RSU award. Restricted Share awards entitle the recipient to receive Shares under terms that provide for vesting upon continued service, performance or other factors that the Committee may determine. Restricted Shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of Restricted Shares may receive cash distributions prior to the time that the restrictions on the Restricted Shares have lapsed, although any distributions to holders of Restricted Shares that are payable in Shares are subject to the same restrictions as the underlying Restricted Shares. RSUs represent a contingent right to receive Shares at a future settlement date, subject to the recipient satisfying vesting conditions and other restrictions, which may include continued service, performance or other factors that the Committee may determine. RSUs may not, in general, be sold or otherwise transferred until vesting conditions have been satisfied. Holders of RSUs do not have or receive any voting rights with respect to the RSUs or any Shares underlying any award of RSUs, but holders of RSUs are generally credited with dividend or other distribution equivalents that are subject to the same vesting conditions and other restrictions as the underlying RSUs and are paid at the same time the RSUs are settled in Shares. The Committee may condition the grant or vesting of Restricted Shares or RSUs upon continued service, performance or such other factors as the Committee may determine. Unless otherwise determined by the Committee at grant or thereafter, upon a participant’s termination for any reason during the relevant restriction period, all Restricted Shares and RSUs still subject to restriction will be forfeited.
Stock Awards.   The Committee is authorized to grant Stock Awards under the Individual Plan. A Stock Award is an award of Shares that are not subject to restrictions or other forfeiture conditions, and may include awards of fully vested shares or shares granted in lieu of other compensation. The Committee will determine when grants of Stock Awards will be made, the number of Shares to be awarded and all other terms and conditions of the Stock Award.
LTIP Units.   An LTIP Unit is an award of a unit representing an interest in the OP under the Individual Plan pursuant to and in accordance with the agreement of limited partnership of the OP. The Committee will determine when grants of LTIP Units will be made, when those awards may be subject to forfeiture (if any), the vesting schedule (if any) and all other terms and conditions of the LTIP Unit award. The Committee may grant LTIP Units as standalone awards or in tandem with other awards under the Individual Plan. Unless otherwise determined by the Committee at grant or thereafter, upon a participant’s termination for any reason during the relevant restriction period, all LTIP Units still subject to restriction will be forfeited. The Committee may condition the grant or vesting of LTIP Units upon continued service, performance or such other factors as the Committee may determine.
Other Equity Awards.   The Committee is authorized to grant Other Equity Awards under the Individual Plan. Other Equity Awards are awards other than Stock Options, SARs, Restricted Shares, RSUs, LTIP Units and Stock Awards The Committee will determine when Other Equity Awards will be made and the terms and conditions of Other Equity Awards.
Nontransferability of Awards
Generally, awards granted under the Individual Plan are not transferable other than with consent of the Committee or by will or by the laws of descent and distribution.
Material U.S. Federal Income Tax Consequences Relating to the Individual Plan
The following discussion of the principal U.S. federal income tax consequences of awards made under the Individual Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect). This discussion does not address U.S. alternative minimum tax, U.S. federal estate tax, social security tax or foreign, state and local tax issues which may arise in connection with the Individual Plan. Since these rules are technical and complex, the discussion below represents only a general summary.
Restricted Shares.   A participant who receives an award of Restricted Shares will generally not have taxable income upon the grant unless the participant makes an election under Section 83(b) of the Code within 30 days of the date of grant. If a timely 83(b) election is made, then the participant will have ordinary compensation income on the date of grant equal to the fair market value of the Restricted Shares stock less the purchase price and, when the shares are sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the participant’s tax basis with respect to those shares (which will generally be equal to the amount of income reported by the participant with respect to the receipt of the shares). If the participant does not make a timely Section 83(b) election, then when the Restricted Shares vest, the participant will have compensation income equal to the value of the shares on the vesting date less the purchase price. When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of shares on the vesting date. Generally, any capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term. The holding period for purposes of capital gain or loss generally will commence on the date of vesting (or the date of grant if a timely Section 83(b) election is made).
RSUs.   A participant who receives an RSU award will not have taxable income upon the grant of an RSU. A participant is not permitted to make a Section 83(b) election with respect to an RSU award. When the RSU vests, the participant will have ordinary compensation income on the vesting date in an amount equal to the fair market value of a share on the vesting date less the purchase price, if any. When the shares acquired upon settlement of an RSU award are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the shares on the vesting date. Generally, any capital gain or loss will be long-term if the holder held the shares for more than one year and otherwise will be short-term.
NQSOs.   A participant who receives an award of NQSOs will not have taxable income on the grant. Generally, on exercise of NQSOs, the participant will recognize ordinary compensation income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The participant’s basis in the shares acquired on exercise for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the shares on the date the NQSO is exercised. Any subsequent gain or loss will be generally taxable as capital gain or loss.
ISOs.   A participant who receives an award of ISOs will not have taxable income on the grant or when the ISO is exercised. The sale of shares acquired upon exercise of an ISO that satisfies the applicable ISO requirements, including the holding periods described below, will result in a long-term capital gain or loss equal to the difference between the amount realized on sale and the exercise price of the ISO. To receive this treatment, the participant must have been an employee of the Company at all times during the period beginning on the date the ISO was granted and ending on the date three months before the date of exercise, and the participant must not have disposed of the shares acquired upon exercise of the ISO either (A) within two years after the date of grant of the ISO or (B) within one year of the date of exercise. If the shares are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the participant will recognize ordinary compensation income in an amount equal to the difference between the exercise price and the fair market value of shares on the date the ISO is exercised. An ISO exercised more than three months after a participant’s termination of employment will be taxed as if the ISO was a NQSO, and the participant will be deemed to recognize ordinary compensation income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. . The aggregate fair market value of shares (determined at the time of grant) with respect to which ISOs can be exercisable for the first time by a participant during any calendar year cannot exceed $100,000. Any excess will be treated as if the ISO was a NQSO, and the participant will be deemed to recognize ordinary compensation income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise..
SARs.   A participant who receives an award of SARs will not realize taxable income upon the grant of the SAR, but on exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received will be treated as ordinary compensation income on the date of exercise.
Stock Awards.   An eligible person who receives a Stock Award will generally recognize ordinary compensation income upon the grant equal to the fair market value of any shares received if the Stock Award is not subject to vesting and/or transfer conditions. When the shares received in respect of the Stock Award are sold, the participant will have capital gain or loss equal to the difference between the amount realized on the sale and the participant’s tax basis with respect to those shares (which will generally be equal to the amount of income reported by the participant with respect to the receipt of the shares). Generally, any capital gain or loss will be long-term if the holder held the shares for more than one year and otherwise will be short-term.
LTIP Units.   The Company anticipates that LTIP Units will have a value of zero for U.S. federal income tax purposes at the time of grant because such LTIP Units are designed to share only in the future profits, and appreciation in value, of the OP, the entity through which substantially all of the Company’s operations are conducted. The LTIP Units are intended to be “profits interests” for U.S. federal income tax purposes. Accordingly, it is expected that neither the grant nor the vesting of LTIP Units will result in the recognition of income or loss to the participant. However, if an LTIP Unit is treated as having a value greater than zero on the date of grant, the tax consequences to a participant who is granted an award of LTIP Units will depend on whether the LTIP Units are subject to vesting and whether the participant makes a timely election under Section 83(b) of the Code. If the participant does not make a timely Section 83(b) election with respect to an award of LTIP Units, the participant will not recognize income on receipt of the LTIP Units, and upon vesting or lapse of restrictions on the LTIP Units, as applicable, the participant would recognize compensation income equal to the amount by which the then current fair market value of such LTIP Unit exceeds the price paid for such LTIP Unit on grant. However, if the participant makes a timely Section 83(b) election with respect to an award of LTIP Units, the participant will recognize compensation income on the date of grant equal to the amount by which the then fair market value of such LTIP Unit exceeds the amount paid for such LTIP Unit, and there will be no further income recognition upon the vesting or lapse of restrictions on such LTIP Unit.
Other Equity Awards.   An eligible person who receives an Other Equity Award generally will not recognize taxable income upon the grant of Other Equity Awards. When the conditions and requirements for the grants have been satisfied and the Award is settled, any cash received or the fair market value of any shares or other securities received will constitute ordinary compensation income to the participant. If the participant sells any shares or other securities acquired pursuant to the grant of an Other Equity Award, the difference between the amount realized on the sale and the participant’s tax basis with respect to those shares or other securities (which, generally, will be equal to the amount of income reported with respect to the payment of the shares or other securities) will be taxed as short- or long-term capital gain or loss, depending on whether the one-year capital gain holding period is met.
Section 16(b).   Any of our officers and outside directors subject to Section 16(b) of the Exchange Act may be subject to Section 16(b) liability as a result of special tax rules regarding the income tax consequences concerning their awards under the Individual Plan.

Parachute Payments.   In the event that the payment of any award under the Individual Plan is accelerated because of a change in ownership (as defined in Section 280G(b)(2) of the Code) and such payment of an award, either alone or together with any other payments made to certain participants, constitutes parachute payments under Section 280G of the Code, then, subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion.
Section 409A of the Code.   Section 409A of the Code provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. The Company intends that awards granted under the Individual Plan will be exempt from, or comply with, Section 409A of the Code.
Tax Effects to the Company; Section 162(m) of the Code.   Generally the Company may be entitled to a tax deduction in connection with an award under the Individual Plan in an amount equal to the ordinary compensation income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a NQSO), provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code. Special rules under Section 162(m) of the Code limit the deductibility of compensation paid by a public company during a tax year to its chief executive officer, its chief financial officer and its other three most highly compensated executive officers for that tax year (collectively, “covered employees”) and for any individual who was a covered employee of the Company during tax years beginning in 2017. Under Section 162(m) of the Code, the annual compensation paid to any covered employee will be deductible only to the extent that it does not exceed $1,000,000. The Committee has discretionary authority to grant awards under the Individual Plan in excess of this limit.
The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the awards granted under the Individual Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income or gain may be taxable.
New Plan Benefits
As of the date of this Proxy Statement, no awards have been granted under the Individual Plan. Awards under the Individual Plan may only be made at the discretion of the Committee after the Individual Plan becomes effective upon approval by the Company’s stockholders. As disclosed under “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders — “Compensation of Directors,” the Company has historically granted a one-half of each independent director’s annual retainer, additional committee retainers, and an additional retainer for the non-executive chair in the form of time-vesting RSUs. Although each award is subject to approval by the Committee, the dollar value associated with such awards expected to be granted on the date of the Annual Meeting is set forth in the table below, with the amounts calculated based upon current committee assignments. The number of RSUs expected to be granted cannot be determined at the time, as they will be calculated by dividing the face value listed by the closing price of our Shares on the grant date.

2021 Omnibus Incentive Compensation Plan of Global Net Lease, Inc.
Name and Position	Dollar value ($)(1)	Number of RSUs
James L. Nelson, Chief Executive Officer and President	—	—
Christopher J. Masterson, Chief Financial Officer, Treasurer and Secretary	—	—
All current executive officers as a group	—	—
Current non-executive officer directors
Edward M. Weil, Jr.	—	—
M. Therese Antone	65,000
Lee M. Elman	65,000	—
P. Sue Perrotty	117,500	—
Edward G. Rendell	65,000	—
James L. Nelson	—	—
Abby M. Wenzel	65,000	—
Current non-executive officer directors as a group	377,500	—
Non-executive officer employees as a group	—	—

(1)
Represents the face value, and not the fair value, of the expected grants.

As described under “Compensation and Other Information Concerning Officers, Directors and Certain Stockholders — Compensation Discussion and Analysis — Equity Compensation,” the Compensation Committee has delegated authority to Mr. Weil to award up to a certain number of restricted shares under the RSP to employees of the Advisor or its affiliates who are involved in providing services to the Company (including executive officers) subject to certain limits and restrictions imposed by the Compensation Committee. A total of 217,975 restricted shares remain available to be awarded under the RSP pursuant to the delegation of authority to Mr. Weil. Awards pursuant to this delegation of authority may only be made at the discretion of Mr. Weil (and, for any awards to one of our named executive officers, following approval of the compensation committee) and are therefore not determinable.
Market Value of Underlying Securities
Shares of Common Stock underlie all of awards that can granted under the Individual Plan. The closing price of Common Stock on February 25, 2021 was $18.72 per share.
Registration with the SEC
The Company anticipates filing a registration statement with the SEC to register the award of Shares reserved under the Individual Plan, subject to and effective upon stockholder approval, as soon as practicable following effectiveness of the Individual Plan.
Required Vote
This proposal requires the affirmative vote of a majority of the votes cast on the proposal at a meeting at which a quorum is present. For purposes of this proposal, abstentions will have the same effect as votes against the proposal and broker non-votes will not have any effect on the result of the vote. Both abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.
Voting Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2021 OMNIBUS INCENTIVE COMPENSATION PLAN OF GLOBAL NET LEASE, INC.

PROPOSAL NO. 6 — APPROVAL OF THE 2021 OMNIBUS ADVISOR INCENTIVE COMPENSATION PLAN OF GLOBAL NET LEASE, INC.
Our Board of Directors (the “Board) is recommending approval of the 2021 Omnibus Advisor Incentive Compensation Plan of Global Net Lease, Inc. (the “Advisor Plan”). On February 23, 2021, on the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), the Board adopted the Advisor Plan, subject to receipt of stockholder approval at the annual meeting. At the same time, on the recommendation of the Compensation Committee, the Board adopted the Global Net Lease, Inc. 2021 Omnibus Incentive Compensation Plan (the “Individual Plan”), subject to receipt of stockholder approval at the Annual Meeting (see Proposal No. 5). The terms of the Advisor Plan are substantially similar to the terms of the Individual Plan, except with respect to the persons eligible to participate in the Advisor Plan.
If approved, the Advisor Plan will replace the Global Net Lease, Inc. 2012 Stock Option Plan (the “Option Plan”) and the Amended and Restated Incentive Restricted Share Plan of Global Net Lease, Inc. (the “RSP”), subject to the limited exceptions that follow. The terms of the RSP and the Option Plan each expire on April 20, 2022 (the “Expiration Date”). No awards have ever been granted under the Option Plan and, if the Individual Plan or the Advisor Plan is approved, no awards will be granted under the Option Plan in the future. If the Individual Plan or the Advisor Plan is approved, (i) of the 8,668,890 shares of Common Stock available for the grant of new awards under the RSP as of December 31, 2020, (the “RSP Authorized Shares”), 5,895,985 RSP Authorized Shares will no longer be available for the grant of new awards under the RSP, such that only 2,772,905 RSP Authorized Shares will remain available for the grant of new awards under the RSP through the Expiration Date (the “RSP Continuing Shares”), (ii) shares of Common Stock underlying awards that expire, terminate, are cancelled or are forfeited under the RSP will not again be available for issuance under the RSP, and (iii) awards previously granted under the RSP will remain outstanding (and eligible to vest and settle) in accordance with their terms under the RSP.
Stockholder approval of the Advisor Plan is necessary to allow us to grant equity-based incentive compensation awards to the Advisor or its applicable affiliates to the extent that the Advisor or any such affiliate is involved in providing services to the Company or any of its subsidiaries. Global Net Lease Advisors, LLC is the current Advisor that is eligible to be granted awards under the Advisor Plan, but the term “Advisor” under the Advisor Plan includes any other person appointed, employed or contracted by the Company to be responsible for directing and performing the day-to-day business affairs of the Company, including, without limitation, any affiliate of that person who is the direct employer of natural persons involved in providing services to the Company and any person to whom the Advisor subcontracts substantially all of those functions. The retention and performance of the Advisor is critical to our continued growth and success. The Advisor Plan would provide a means whereby the Advisor can acquire and maintain an equity interest in us, thereby strengthening the Advisor’s commitment to the Company and further aligning the Advisor’s interests with those of our stockholders. If the Advisor Plan is not approved, we will not have a stockholder-approved plan pursuant to which we can grant equity-based incentives to the Advisor. Therefore, on the recommendation of the Compensation Committee, the Board has approved, and under this Proposal No. 6 is asking stockholders to approve, the Advisor Plan to enable us to grant equity-based incentives to the Advisor and its eligible affiliates.
The following description of the Advisor Plan is only a summary and is qualified in its entirety by reference to the Advisor Plan, a copy of which is included in this proxy statement as Appendix B. You should read that text closely since it (and not this summary) will govern the Advisor Plan.
The Advisor Plan includes key provisions designed to protect stockholders interests and promote effective corporate governance, including the following:
•
No Discounted Stock Options or SARs.   Stock Options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•
No Repricing of Stock Options or SARs; Buyout Prohibition.   The Advisor Plan prohibits repricing of Stock Options and SARs, including the cancellation, conversion, exchange, replacement, buyout or surrender of Stock Options and SARs in exchange for cash, other awards, or Stock Options or SARs with an exercise price that is less than the exercise price of the original Stock Options or SARs.

•
No Evergreen Provision.   There is no “evergreen” or automatic replenishment provision pursuant to which the shares authorized for issuance under the Advisor Plan are automatically replenished.

•
No Liberal Share Recycling.   The Individual Plan does not contain liberal share recycling provisions. Shares surrendered or withheld to pay either the exercise price of an award or to withhold taxes in respect of an award do not become available for issuance as future awards under the Individual Plan.

•
No Increase to Shares Reserved for Issuance without Stockholder Approval.   The Individual Plan prohibits any material amendments that increase the total number of shares that may be reserved for issuance under the Individual Plan without stockholder approval.

Share Reserve
In its determination to approve the Advisor Plan, the Board sought to ensure that the Company would have an available pool of shares of Common Stock from which to grant long-term equity and equity-based incentive awards into the future. The Board believes these awards serve a key incentive and retention mechanism for the Advisor. However, the Board is mindful of its responsibility to our stockholders to exercise judgment in granting equity and equity-based awards and seeks to proactively manage dilution.
In determining the share reserve under the Advisor Plan, the Board considered the potential dilution from outstanding and future equity awards (“overhang”) both in absolute terms and relative to industry peers. At the end of fiscal year 2020, approximately 171,286 shares were subject to outstanding awards of unvested restricted shares or outstanding awards of restricted stock units under the RSP (the “Outstanding Awards”) and no shares were subject to outstanding awards under the Option Plan. Further, awards in respect of a number of shares up to the maximum number of RSP Continuing Shares may be issued prior to the RSP’s Expiration Date as described above. If our stockholders approve the Advisor Plan, the 6,300,000 shares proposed to be reserved for issuance under the Advisor Plan (net of any shares of Common Stock issued or subject to awards under the Individual Plan), when taken together with the RSP Continuing Shares and the shares of Common Stock subject to the Outstanding Awards, would result in an initial overhang percentage of approximately 10%.
Stockholder Approval Requirement
Stockholder approval of the Advisor Plan is necessary in order for us to meet the stockholder approval requirements of the New York Stock Exchange.
Summary of the Material Terms of the Advisor Plan
The following description of the Advisor Plan is only a summary and is qualified in its entirety by reference to the Advisor Plan, a copy of which is included in this proxy statement as Appendix B.
Purposes
The purposes of the Advisor Plan are to (i) provide incentives to the Advisor and its affiliates to promote the progress and success of the business of the Company and its subsidiaries, including Global Net Lease Operating Partnership, L.P. (the “OP”) and (ii) provide a means through which the Advisor and its affiliates can acquire and maintain an equity interest in the Company or the OP, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and aligning their interests with those of the Company’s stockholders.
Administration
The Advisor Plan is administered by the Board, or a duly appointed committee of the Board to which the Board has delegated its powers and functions under the Advisor Plan (such committee or the Board in such capacity, the “Committee”). Any authority granted to the Committee may also be exercised by the Board. The Board has appointed the Compensation Committee as the “Committee” that will administer the Advisor Plan. The Committee has the authority, in its sole discretion, subject to the terms of the Advisor Plan, to determine the eligible persons to whom, and time or times at which, awards will be granted, the amount and type of awards to be granted, the terms of awards (including, but not limited to, the vesting requirements and the impact of termination of service) and all other terms and conditions of awards. The terms and conditions of specific grants of awards are set forth in written award agreements between the Company and the participant. Determinations of the Committee are final, binding and conclusive.
Term of the Plan
Awards may be granted under the Advisor Plan for no more than ten (10) years following the date the Company’s stockholders approve the Advisor Plan, which would be April 21, 2031 if stockholders approve the Advisor Plan at the Annual Meeting.
Eligibility
Only the Advisor and any of its affiliates that are involved in providing services to the Company or any of its subsidiaries are eligible to receive awards under the Advisor Plan. There is one Advisor. For the purposes of the Advisor Plan, “affiliate” includes with respect to any person, any other person who directly or indirectly controls, is controlled by or is under common control with, that person. The Compensation Committee determines in its sole discretion whether a person is an “affiliate” for purposes of the Advisor Plan.
Types of Awards
The following types of awards can be granted under the Advisor Plan to eligible persons: (i) restricted shares of Common Stock (“Restricted Shares”), (ii) restricted stock units in respect of shares of Common Stock (“RSUs”), (iii) stock options to purchase shares of Common Stock (“Stock Options”) (other than stock options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended) (the “Code”), (iv) stock appreciation rights (“SARs”), (v) awards of shares not subject to forfeiture or other conditions (“Stock Awards”), (vi) LTIP Units (as described below), and (vii) Other Equity Awards (as described below).
Share Reserve
The total number of shares of Common Stock and any other class of the Company’s common stock subsequently designated and classified from time to time (“Shares”) that can be issued or subject to awards under the Advisor Plan shall be 6,300,000 Shares, less the number of Shares issued or subject to outstanding awards under the Individual Plan (the “Share limitation”). If the Company’s stockholders do not approve the Individual Plan, the entirety of the Share limitation will be reserved for issuance under the Advisor Plan, without adjustment resulting therefrom. Shares underlying each type of award that may be granted under the Advisor Plan will be counted as one Share. If any awards granted under the Advisor Plan expire or are terminated, cancelled or forfeited for any reason, the Shares underlying those awards (including Shares that could have become issuable with respect to forfeited LTIP Units) will again be available for awards under the Advisor Plan. To the extent an award is granted under the Advisor Plan that may be settled solely in cash, the award will not count against this Share limitation and will not reduce the remaining Shares available for issuance under the Advisor Plan. Shares tendered or held back on exercise or settlement of an award to cover exercise price or tax withholding, and shares or share equivalents repurchased by the Company with cash proceeds from option exercises, will not be available for future issuance under the Advisor Plan. Further, upon the exercise of an SAR, the gross number of shares with respect to which the SAR may be exercised, and not the number of shares that may be distributed in settlement of such exercise, will be deducted from the number of shares available for issuance under the Advisor Plan. The Share limitation is subject to adjustment in accordance with the terms and conditions of the Advisor Plan.
Amendment and Termination
The Board or the Committee may at any time amend, suspend or discontinue the Advisor Plan, subject to applicable laws, including any applicable requirements for stockholder approval. No amendment, suspension or discontinuation will be made if it would impair the rights of any participant under any award previously granted without the participant’s consent, except to conform the Advisor Plan and awards granted to the requirements of applicable laws. If the Board or the Committee determines that any award may be subject to Section 409A of the Code, the Board or the Committee may adopt such amendments to the

Advisor Plan and the applicable award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Board or the Committee determines are necessary or appropriate, without the participant’s consent, for the award to be exempt from or comply with the requirements of Section 409A of the Code. Without the approval of the Company’s stockholders, (i) no Stock Option or SAR may be repriced, replaced, regranted through cancellation, repurchased for cash or other consideration (including any other award), or modified (except in connection with adjustments permitted for certain events as set forth in the Advisor Plan), in each case, if the effect would be to reduce the exercise price for the Shares underlying the Stock Option or SAR, and (ii) no amendment may be effected to increase the number of Shares reserved for issuance under the Advisor Plan, to expand the type of awards available under, or extend the term of, the Advisor Plan or to materially change the method of determining fair market value under the Advisor Plan.
Adjustments
In the event that the outstanding Shares (or any other securities covered by the Advisor Plan) are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to Shares or other securities covered by the Advisor Plan, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar distribution, an appropriate and proportionate adjustment will be made in: (i) the maximum number and kinds of Shares subject to the Share limitation; (ii) the numbers and kinds of Shares, units or other securities subject to the then outstanding awards; and (iii) the exercise price for each Share or other unit of any other securities subject to the then outstanding Stock Options and SARs (without change in the aggregate exercise price as to which such awards remain exercisable). Upon the occurrence of any other unusual or nonrecurring event, such as an extraordinary cash distribution on Shares, a corporate separation or other reorganization or liquidation, the Committee may make any adjustments of outstanding awards and their terms as the Committee, in its sole discretion, may deem equitable and appropriate in the circumstances in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Advisor Plan. These adjustments may include adjustments in the terms and conditions of and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events above) affecting the Company or the OP or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are equitable and appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
Any adjustments made will include any correlative modifications of Awards, including of Stock Right exercise prices, rates of vesting or exercisability and business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Award recipients in their respective Awards are neither substantially diminished nor expanded as a result of the adjustment and corporate action other than as permitted under the Advisor Plan.
Fractional Shares
The Committee, in its discretion, may determine that no fraction of a Share or other security will be purchasable or deliverable upon exercise of an Award. The Committee may also determine, in its discretion, to adjust any number of Shares or other securities associated with an Award to the nearest smaller whole number if any adjustment under the Advisor Plan causes the number to include a fraction of a Share or other securities. However, no adjustment of a Stock Right exercise price per Share may result in an exercise price which is less than the par value of the Share.
Effect of a Change in Control
Under the Advisor Plan, in the event of a change of control (as defined in the Advisor Plan), the treatment of outstanding awards depends on whether awards are assumed or substituted for by the acquiring or succeeding entity. Awards that are assumed or substituted for will not vest on the change of control and will generally remain outstanding in accordance with the terms and conditions applicable to the award prior to the assumption or substitution. For awards that are not assumed or substituted for, the

Committee has discretion to determine the effect of the change of control on the award, including (i) providing for accelerated vesting and exercisability of all or a portion of the Shares subject to Stock Options or SARs, (ii) providing for accelerated vesting of Restricted Shares, RSUs and other awards (other than Stock Options and SARs), (iii) for Stock Options and SARs, providing for cash payments (net of applicable tax withholdings) equal to the excess of the per Share price paid in the change of control multiplied by the number of Shares subject to the Stock Option or SAR over the aggregate exercise price for all Shares subject to the Stock Option or SAR, (iv) for Restricted Shares, RSUs and other awards (other than Stock Options and SARs), providing for cash payments (net of applicable tax withholdings) equal to the number of Shares subject to the award multiplied by the per Share price paid in the change of control, and (v) providing that, in connection with the liquidation or dissolution of the Company, awards will convert into the right to receive liquidation proceeds (net of applicable tax withholdings and, if applicable, the exercise price of such award).
Types of Awards Authorized Under the Advisor Plan
Stock Options.   Stock Options granted under the Advisor Plan entitle the participant to purchase a specified number of Shares, subject to vesting provisions, at an exercise price set by the Committee at the time of grant. The exercise price of a Stock Option may not be less than 100% of the fair market value of a Share on the grant date. The term of each Stock Option is established by the Committee at grant, but may not exceed ten years from the grant date. The Committee determines when each Stock Option may be exercised.
A participant may elect to exercise Stock Options by giving written notice to the Committee of the election at any time. The participant must specify the number of Stock Options to be exercised and provide payment in full of the aggregate purchase price. Payment may be made (i) in cash or by check, bank draft or money order, (ii) if permitted by the Committee, by delivery of Shares with a fair market value equal to the aggregate exercise price of Shares to be purchased, (iii) if permitted by the Committee, by surrender of the Stock Option as to all or part of the Shares for which the Stock Option is exercisable in exchange for Shares having an aggregate fair market value equal to the difference between the aggregate fair market value of the surrendered portion of the Stock Option and the aggregate exercise price under the Stock Option for the surrendered portion of the Stock Option or (iv) if the Shares are traded on an established market, through a cashless exercise procedure whereby Shares subject to the Stock Option are sold (other than to the Company) in a brokered transaction.
In general, unless otherwise determined by the Committee and set forth in an award agreement, all unvested Stock Options will terminate upon a termination of service for any reason, and vested options will generally remain exercisable for a period of three months following termination of service.
SARs.   SARs may be granted either with a Stock Option (a “tandem SAR”) or independent of a Stock Option (a “non-tandem SAR”). A SAR is a right to receive a payment either in cash or Shares (as determined by the Committee) equal in value to the excess of the fair market value of one Share on the date of exercise over the exercise price per Share of the SAR. A non-tandem SAR is subject to the terms and conditions of the Advisor Plan, including, without limitation, that the purchase price may not be less than 100% of the fair market value of a Share on the date of grant and the post-termination exercise periods applicable to Stock Options are applicable to SARs (unless otherwise provided in an award agreement).
A tandem SAR is subject to the same terms and conditions of the related Stock Option, and, therefore, terminates and is no longer exercisable upon the termination or the exercise of the Stock Option granted in conjunction with the SAR. In addition, the purchase price of a tandem SAR may not be less than 100% of the fair market value of a Share on the date of grant. The term of each non-tandem SAR will be fixed by the Committee, but, in any event, will not be more than ten years from the date of grant. Tandem SARs may be exercised only at the times and to the extent that the Stock Options to which they relate are exercisable, and the Committee determines at grant when non-tandem SARs are exercisable.
Restricted Shares and RSUs.   The Committee will determine when grants of Restricted Shares or RSUs will be made, the number of Shares to be awarded, the purchase price (if any) to be paid, when those awards may be subject to forfeiture (if any), the vesting schedule (if any) and all other terms and conditions of the Restricted Share or RSU award. Restricted Share awards entitle the recipient to receive Shares under terms that provide for vesting upon continued service, performance or other factors that the Committee may determine. Restricted Shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of Restricted Shares may receive cash distributions prior to the time that the restrictions on the Restricted Shares have lapsed, although any distributions to holders of Restricted Shares that are payable in Shares are subject to the same restrictions as the underlying Restricted Shares. RSUs represent a contingent right to receive Shares at a future settlement date, subject to the recipient satisfying vesting conditions and other restrictions, which may include continued service, performance or other factors that the Committee may determine. RSUs may not, in general, be sold or otherwise transferred until vesting conditions have been satisfied. Holders of RSUs do not have or receive any voting rights with respect to the RSUs or any Shares underlying any award of RSUs, but holders of RSUs are generally credited with dividend or other distribution equivalents that are subject to the same vesting conditions and other restrictions as the underlying RSUs and are paid at the same time the RSUs are settled in Shares. The Committee may condition the grant or vesting of Restricted Shares or RSUs upon continued service, performance or such other factors as the Committee may determine. Unless otherwise determined by the Committee at grant or thereafter, upon the termination of the participant’s services for any reason during the relevant restriction period, all Restricted Shares and RSUs still subject to restriction will be forfeited.
Stock Awards.   The Committee is authorized to grant Stock Awards under the Advisor Plan. A Stock Award is an award of Shares that are not subject to restrictions or other forfeiture conditions, and may include awards of fully vested shares or shares granted in lieu of other compensation. The Committee will determine when grants of Stock Awards will be made, the number of Shares to be awarded and all other terms and conditions of the Stock Award.
LTIP Units.   An LTIP Unit is an award of a unit representing an interest in the OP under the Advisor Plan pursuant to and in accordance with the agreement of limited partnership of the OP. The Committee will determine when grants of LTIP Units will be made, when those awards may be subject to forfeiture (if any), the vesting schedule (if any) and all other terms and conditions of the LTIP Unit award. The Committee may grant LTIP Units as standalone awards or in tandem with other awards under the Advisor Plan. Unless otherwise determined by the Committee at grant or thereafter, upon the termination of the holder’s service for any reason during the relevant restriction period, all LTIP Units still subject to restriction will be forfeited. The Committee may condition the grant or vesting of LTIP Units upon continued service, performance or such other factors as the Committee may determine.
Other Equity Awards.   The Committee is authorized to grant Other Equity Awards under the Advisor Plan. Other Equity Awards are awards other than Stock Options, SARs, Restricted Shares, RSUs, LTIP Units and Stock Awards. The Committee will determine when Other Equity Awards will be made and the terms and conditions of Other Equity Awards.
Nontransferability of Awards
Generally, awards granted under the Advisor Plan are not transferable other than with consent of the Committee or by will or by the laws of descent and distribution.
Material U.S. Federal Income Tax Consequences Relating to the Advisor Plan
The following discussion of the principal U.S. federal income tax consequences of awards made under the Advisor Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect). This discussion does not address U.S. alternative minimum tax, U.S. federal estate tax, the loss of deduction provisions of Section 280G of the Code, the excise tax provisions of Section 4999 of the Code, the consequences of failure to comply with Section 409A of the Code, social security tax, or foreign, state and local tax issues which may arise in connection with the Advisor Plan. Since these rules are technical and complex, the discussion below represents only a general summary. Further, this summary assumes that the applicable participant is a natural person.
Restricted Shares.   A participant who receives an award of Restricted Shares will generally not have taxable income upon the grant unless the participant makes an election under Section 83(b) of the Code within 30 days of the date of grant. If a timely 83(b) election is made, then the participant will have ordinary compensation income on the date of grant equal to the fair market value of the Restricted Shares stock less the purchase price and, when the shares are sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the participant’s tax basis with respect to those shares (which will generally be equal to the amount of income reported by the participant with respect to the receipt of the shares). If the participant does not make a timely Section 83(b) election, then when the Restricted Shares vest, the participant will have compensation income equal to the value of the shares on the vesting date less the purchase price. When the shares are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of shares on the vesting date. Generally, any capital gain or loss will be long-term if the participant held the shares for more than one year and otherwise will be short-term. The holding period for purposes of capital gain or loss generally will commence on the date of vesting (or the date of grant if a timely Section 83(b) election is made).
RSUs.   A participant who receives an RSU award will not have taxable income upon the grant of an RSU. A participant is not permitted to make a Section 83(b) election with respect to an RSU award. When the RSU vests, the participant will have ordinary compensation income on the vesting date in an amount equal to the fair market value of a share on the vesting date less the purchase price, if any. When the shares acquired upon settlement of an RSU award are sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the shares on the vesting date. Generally, any capital gain or loss will be long-term if the holder held the shares for more than one year and otherwise will be short-term.
Stock Options.   A participant who receives an award of Stock Options will not have taxable income on the grant. Generally, on exercise of Stock Options, the participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The participant’s basis in the shares acquired on exercise for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the shares on the date the Stock Option is exercised. Any subsequent gain or loss will be generally taxable as capital gain or loss.
SARs.   A participant who receives an award of SARs will not realize taxable income upon the grant of the SAR, but on exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received will be treated as ordinary compensation income on the date of exercise.
Stock Awards.   A participant who receives a Stock Award will generally recognize ordinary income upon the grant equal to the fair market value of any shares received if the Stock Award is not subject to vesting and/or transfer conditions. When the shares received in respect of the Stock Award are sold, the participant will have capital gain or loss equal to the difference between the amount realized on the sale and the participant’s tax basis with respect to those shares (which will generally be equal to the amount of income reported by the participant with respect to the receipt of the shares). Generally, any capital gain or loss will be long-term if the holder held the shares for more than one year and otherwise will be short-term.
LTIP Units.   The Company anticipates that LTIP Units will have a value of zero for U.S. federal income tax purposes at the time of grant because such LTIP Units are designed to share only in the future profits, and appreciation in value, of the OP, the entity through which substantially all of the Company’s operations are conducted. The LTIP Units are intended to be “profits interests” for U.S. federal income tax purposes. Accordingly, it is expected that neither the grant nor the vesting of LTIP Units will result in the recognition of income or loss to the participant. However, if an LTIP Unit is treated as having a value greater than zero on the date of grant, the tax consequences to a participant who is granted an award of LTIP Units will depend on whether the LTIP Units are subject to vesting and whether the participant makes a timely election under Section 83(b) of the Code. If the participant does not make a timely Section 83(b) election with respect to an award of LTIP Units, the participant will not recognize income on receipt of the LTIP Units, and upon vesting or lapse of restrictions on the LTIP Units, as applicable, the participant would recognize income equal to the amount by which the then current fair market value of such LTIP Unit exceeds the price paid for such LTIP Unit on grant. However, if the participant makes a timely Section 83(b) election with respect to an award of LTIP Units, the participant will recognize compensation income on the date of grant equal to the amount by which the then fair market value of such LTIP Unit exceeds the amount paid for such LTIP Unit, and there will be no further income recognition upon the vesting or lapse of restrictions on such LTIP Unit.

Other Equity Awards.   A participant who receives an Other Equity Award generally will not recognize taxable income upon the grant of Other Equity Awards. When the conditions and requirements for the grants have been satisfied and the Award is settled, any cash received or the fair market value of any shares or other securities received will constitute ordinary income to the participant. If the participant sells any shares or other securities acquired pursuant to the grant of an Other Equity Award, the difference between the amount realized on the sale and the participant’s tax basis with respect to those shares or other securities (which, generally, will be equal to the amount of income reported with respect to the payment of the shares or other securities) will be taxed as short- or long-term capital gain or loss, depending on whether the one-year capital gain holding period is met.
Section 409A of the Code.   Section 409A of the Code provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. The Company intends that awards granted under the Advisor Plan will be exempt from, or comply with, Section 409A of the Code.
Tax Effects to the Company.   Generally the Company may be entitled to a tax deduction in connection with an award under the Advisor Plan in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income (for example, the exercise of a Stock Option), provided that, among other things, the income meets the test of reasonableness and is an ordinary and necessary business expense
The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the awards granted under the Advisor Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant who is not a natural person, a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income or gain may be taxable.
New Plan Benefits
As of the date of this Proxy Statement, no awards have been granted under the Advisor Plan. Awards under the Advisor Plan may only be made at the discretion of the Committee after the Advisor Plan becomes effective upon approval by the Company’s stockholders. Accordingly, no determination has been made as to the types or amounts of awards that will be granted to the Advisor under the Advisor Plan. The Company anticipates that awards under the Advisor Plan will be granted in transactions exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereunder.
Market Value of Underlying Securities
Shares of Common Stock underlie all of awards that can granted under the Advisor Plan. The closing price of Common Stock on February 25, 2021 was $18.72 per share.
Required Vote
This proposal requires the affirmative vote of a majority of the votes cast on the proposal at a meeting at which a quorum is present. For purposes of this proposal, abstentions will have the same effect as votes against the proposal and broker non-votes will not have any effect on the result of the vote. Both abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.
Voting Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2021 OMNIBUS ADVISOR INCENTIVE COMPENSATION PLAN OF GLOBAL NET LEASE, INC.

CODE OF ETHICS
The Board of Directors adopted a Code of Business Conduct and Ethics effective on February 17, 2016 (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.
The Code of Ethics is available on the Company’s website at www.globalnetlease.com by clicking on “Investor Relations — Corporate Governance — Code of Business Conduct and Ethics.” You may also obtain a copy of the Code of Ethics by writing to our secretary at: Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Christopher J. Masterson. A waiver of the Code of Ethics for our chief executive officer, chief financial officer, chief accounting officer or controller may be made only by the Board of Directors or the appropriate committee of the Board of Directors and will be promptly disclosed to the extent required by law. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to our chief executive officer, chief financial officer, chief accounting officer or controller or persons performing similar functions, we will disclose the nature of the amendment or waiver on our website or in a report on Form 8-K. A waiver of the Code of Ethics for all other employees may be made only by our chief executive officer, chief operating officer or general counsel and shall be discussed with the Board of Directors or a committee of the Board of Directors as appropriate.
OTHER MATTERS PRESENTED FOR ACTION AT THE ANNUAL MEETING
Our Board of Directors does not intend to present for consideration at the Annual Meeting or any postponement or adjournment thereof any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, either of the persons named in the proxy, acting individually and without the other, will vote thereon pursuant to his or her discretion.

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING
Stockholder Proposals in the Proxy Statement
Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. For stockholder proposals within the scope of Rule 14a-8 and submitted in accordance with the procedures specified thereunder, in order for the proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2022 Annual Meeting, the proposal must comply with Rule 14a-8 and be received at our principal executive offices by October 29, 2021. Any proposal received after such date will be considered untimely.
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings
For any proposal that is not submitted for inclusion in our proxy material for the 2022 Annual Meeting but is instead sought to be presented directly at that meeting, the proposal must be submitted in accordance with the procedures set forth in our bylaws. Under our bylaws, for a director nomination or other stockholder proposal to be properly submitted for presentation at the 2022 Annual Meeting, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on September 29, 2021 and ending at 5:00 p.m. Eastern Time, on October 29, 2021. Additionally, a stockholder proposal must contain certain information specified in our bylaws.
All nominations must also comply with our bylaws. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: Global Net Lease, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary (telephone: (212) 415-6500).
By Order of the Board of Directors,
/s/ Christopher J. Masterson

Christopher J. Masterson
Chief Financial Officer, Treasurer and Secretary

Annex A
2021 OMNIBUS INCENTIVE COMPENSATION PLAN
OF
GLOBAL NET LEASE, INC.
SECTION 1.   PURPOSES OF THE PLAN AND DEFINITIONS
1.1   Purposes.   The purposes of the 2021 Omnibus Incentive Compensation Plan (this “Plan”) of Global Net Lease, Inc. (the “Company”) are to:
(1)   provide incentives to individuals chosen to receive Share-based awards because of their ability to improve operations and increase profits;
(2)   encourage selected persons to accept positions with or continue to provide services to the Company, the Company’s Affiliates, the Advisor, and the Advisor’s Affiliates; and
(3)   further the participation of Directors in the growth in value of Shares.
To accomplish these purposes, this Plan provides a means whereby employees, officers and directors of the Company and its Subsidiaries and other enumerated persons may receive Awards.
1.2   Definitions.   For purposes of this Plan, the following terms have the following meanings:
“Advisor” means the Person or Persons, if any, appointed, employed or contracted with by the Company to be responsible for directing or performing the day-to-day business affairs of the Company, including, without limitation, any Person to whom the Advisor subcontracts substantially all such functions. The Advisor as of the Effective Date is Global Net Lease Advisors, LLC.
“Advisor Plan” means the 2021 Advisor Omnibus Incentive Compensation Plan of Global Net Lease, Inc.
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. The determination of whether a Person is an Affiliate shall be made by the Committee acting in its sole and absolute discretion.
“Applicable Laws” means the requirements relating to the administration of Awards under state corporation laws, U.S. federal and state securities laws, the Code, any national securities exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under this Plan.
“Articles of Incorporation” means the charter of the Company, as the same may be amended and supplemented from time to time.
“Award” means any award of Restricted Shares, RSUs, Options, Stock Appreciation Rights, Stock Awards, LTIP Units or Other Equity Awards under this Plan.
“Award Agreement” means, with respect to each Award, the written agreement executed by the Company and the Participant or other written document approved by the Board or the Committee setting forth the terms and conditions of the Award.
“Board” means the Board of Directors of the Company.
“Change of Control” means: (a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50.1% or more of the combined voting power of the Company’s then outstanding voting securities; (b) consummation of a merger or consolidation of the Company with any other entity or the issuance of voting securities in connection with a merger or consolidation of the Company

(or any direct or indirect subsidiary thereof) pursuant to applicable exchange requirements, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 50.1% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of either of the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities; or (c) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction or series of transactions within a period of twelve (12) months ending on the date of the last sale or disposition having a similar effect).
Notwithstanding the foregoing, a transaction or other event described above or in an Award Agreement may constitute a “Change of Control” for purposes of any Award which is subject to Section 409A of the Code for purposes of earning and vesting, but no payment shall be made thereunder until the earliest of (i) the Change of Control, if such transaction constitutes a “change in the ownership of the corporation,” a “change in the effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Code Section 409A(2)(A)(v), (ii) the date such Award would otherwise be settled pursuant to the terms of the Award Agreement, and (iii) the Participant’s “separation from service” within the meaning of Code Section 409A.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” means the Board or a duly appointed committee of the Board to which the Board has delegated its powers and functions hereunder. Any authority granted to the Committee may also be exercised by the Board.
“Company” has the meaning set forth in Section 1.1.
“Director” means a person elected or appointed and serving as a member of the Board in accordance with the Articles of Incorporation and the Maryland General Corporation Law.
“Effective Date” has the meaning given it in Section 22.
“Eligible Person” has the meaning set forth in Section 2.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Fair Market Value” means with respect to Shares:
(i)   If the Shares are listed or quoted on any national securities exchange or a national market system, their Fair Market Value shall be the closing sales price for the Shares, or the mean between the high bid and low asked prices if no sales were reported, as quoted on such system or exchange (or, if the Shares are listed on more than one exchange, then on the largest, as measured by volume, such exchange) for the date the value is to be determined (or if there are no sales or bids for such date, then for the last preceding business day on which there were sales or bids), as reported in The Wall Street Journal.
(ii)   If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, or if there is no secondary trading market for the Shares, their Fair Market Value shall be determined in good faith by the Board in a manner consistent with the applicable requirements of the Code and the regulations issued thereunder, including without limitation the requirements of Section 422 and Section 409A of the Code, as applicable.
“Grant Date” has the meaning set forth in Section 5.1(a).
“Incentive Stock Option” means an Option intended to meet the requirements of an “incentive stock option” as defined in Section 422 of the Code (or any statutory provision that may hereafter replace such section).

“LTIP Unit” means an LTIP unit as defined in the Partnership Agreement. An LTIP Unit granted under this Plan represents the right to receive the benefits, payments or other rights set forth in the Partnership Agreement, subject to the terms and conditions of the applicable Award Agreement and the Partnership Agreement.
“Nonqualified Stock Option” means an Option which is not intended to, or which fails to, meet the requirements of an Incentive Stock Option.
“Option” means an option to purchase Shares granted under Section 8.
“Other Equity Awards” means an Award granted under Section 12.
“Participant” means an Eligible Person who is granted an Award.
“Partnership” shall mean Global Net Lease Operating Partnership, L.P., a Delaware limited partnership.
“Partnership Agreement” shall mean the Second Amended and Restated Agreement of Limited Partnership of Global Net Lease Operating Partnership, L.P., dated as of August 18, 2020, as amended from time to time.
“Partnership Unit” shall have the meaning set forth in the Partnership Agreement.
“Person” means an individual, a corporation, partnership, trust, association, or any other entity.
“Plan” means this 2021 Omnibus Incentive Compensation Plan of Global Net Lease, Inc.
“Restricted Shares” means an Award of restricted shares granted under Section 6.
“Restricted Stock Unit” or “RSU” means a contractual right granted to an Eligible Person under Section 7 representing notional unit interests equal in value to a Share to be paid or distributed at such times, and subject to such conditions, as set forth in the Plan and the applicable Award Agreement.
“Rule 16b-3” means Rule 16b-3 adopted under Section 16(b) or any successor rule, as it may be amended from time to time, and references to paragraphs or clauses of Rule 16b-3 refer to the corresponding paragraphs or clauses of Rule 16b-3 as it exists at the Effective Date or the comparable paragraph or clause of Rule 16b-3 or successor rule, as that paragraph or clause may thereafter be amended.
“Section 16(b)” means Section 16(b) of the Exchange Act.
“Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulation or other official guidance promulgated thereunder.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Shares” means shares of the Company’s common stock, $0.01 par value per share, and any other class of the Company’s common stock subsequently designated and classified from time to time.
“Stock Appreciation Right” means the right to receive any excess in the Fair Market Value of a fixed number of Shares over a specified exercise price, granted under Section 9.
“Stock Right” means an Award in the form of an Option or a Stock Appreciation Right.
“Stock Award” means an Award of Shares that is not subject to restrictions or other forfeiture conditions.
“Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.
“Termination” means that a Participant has ceased, for any reason and with or without cause, to be an employee or Director of, or a consultant to, the Company, the Advisor or any of their respective Affiliates. However, the term “Termination” shall not include (a) a transfer of a Participant from the Company to the

Advisor or any Affiliate of the Company or the Advisor or vice versa, or a transfer from any such Affiliate to another, (b) an employee ceasing to be an employee of the Company, the Advisor or any Affiliate of the Company or the Advisor, but instead serving as a consultant to or Director of the Company, the Advisor or any Affiliate of the Company or the Advisor or vice versa, or any such service conversion from any such Affiliate to another or (c) a leave of absence duly authorized by the Company or, if applicable, the Advisor unless the Board or Committee has provided otherwise.
SECTION 2.   ELIGIBLE PERSONS
2.1   An “Eligible Person” is a natural person who, at or as of the Grant Date, is:
(a)   a full-time employee of the Company or any of its Subsidiaries;
(b)   a full-time employee of the Advisor or any of its Affiliates who is involved in providing services to the Company or any of its Subsidiaries;
(c)   (i) an officer of the Company or any of its Subsidiaries or (ii) an officer of the Advisor or any of its Affiliates who is involved in providing services to the Company or any of its Subsidiaries;
(d)   a Director;
(e)   a director of any of the Company’s Subsidiaries;
(f)   a director of the Advisor or any of its Affiliates who is involved in providing services to the Company or any of its Subsidiaries; and
(g)   a natural person whom the Board designates as eligible for an Award because the person:
(i)   performs bona fide consulting or advisory services for (A) the Company or any of its Subsidiaries or (B) the Advisor or any of its Affiliates to the extent such natural person’s services for the Advisor or its applicable Affiliate are services provided by the Advisor or its applicable Affiliate to the Company or any of its Subsidiaries, in any case, pursuant to a written agreement (other than services in connection with the offer or sale of securities in a capital-raising transaction), and
(ii)   has a direct and significant effect on the financial development of the Company or any of its Subsidiaries; provided, that in the case of each of (a) through (g), that such natural person may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act and the applicable guidance thereunder as in effect at the applicable time; provided, further, that only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Stock Option
SECTION 3.   SHARES SUBJECT TO THIS PLAN
3.1   Total Number of Shares.   The total number of Shares that may be issued or subject to Awards under this Plan shall be 6,300,000 Shares, less any Shares issued or subject to outstanding awards under the Advisor Plan (the “Share Limitation”). The Share Limitation shall be subject to adjustment in accordance with the provisions for adjustment in Section 5. Shares issued pursuant to the Plan shall be authorized but unissued Shares. The maximum number of Shares that may be delivered pursuant to Incentive Stock Options during the term of the Plan is equal to the Share Limitation.
3.2   Share Counting.   Without limiting the generality of the foregoing, for purposes of applying the Share Limitation, the following rules shall apply with respect to Awards under this Plan:
(a)   Any Award of an LTIP Unit shall count against the Share Limitation (and accordingly, shall reduce the remaining Shares available for grant) on a one-for-one basis (or such other conversion factor as determined in accordance with the Partnership Agreement at the time of grant, but which shall not be less than one-for-one). To the extent that LTIP Units are, following earning, vesting or satisfaction of any other conditions contained in the Award granting the LTIP Units, ultimately converted into, or exchanged or redeemed for, Shares pursuant to the terms of the Partnership Agreement, only the initial number of LTIP Units granted (subject to adjustment under Section 5) shall count against the Share Limitation, and any subsequent conversions, exchanges or redemptions shall not count against the Share Limitation or otherwise reduce the Shares available for issuance under the Plan.
(b)   Any Award under the Plan that may be settled solely in cash shall not count against the Share Limitation (and accordingly, shall not reduce the remaining Shares available for grant).
(c)   If any Option or Share-settled Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient, then the Shares underlying such Awards which expire or are terminated, cancelled or forfeited by the recipient shall again be available for Awards to be granted under the Plan.
(d)   Shares tendered or held back upon exercise of an Option, or upon settlement of any other Award, to cover exercise price or tax withholding (as applicable) shall not be available for future issuance under the Plan.
(e)   Shares and Share equivalents repurchased by the Company with any cash proceeds from Option exercises shall not be added back to Shares available for grant under the Plan.
(f)   Upon exercise of Stock Appreciation Rights, the gross number of Shares with respect to which such Stock Appreciation Right may be exercised, and not the number of Shares that may be distributed in settlement of such exercise, shall be deducted from the total number of Shares remaining available for issuance under the Plan.
Neither the foregoing provisions of this Section 3, nor the adjustment provisions of Section 5, shall apply in determining the maximum number of Shares issued pursuant to or subject to outstanding Incentive Stock Options unless consistent with the provisions of Section 422 of the Code, however.
SECTION 4.   ADMINISTRATION
4.1   Administration.   This Plan shall be administered by the Committee.
4.2   Committee’s Powers.   Subject to the express provisions of this Plan, the Committee shall have the authority, in its sole discretion:
(a)   to adopt, amend and rescind administrative and interpretive rules and regulations relating to this Plan;
(b)   to determine the Eligible Persons to whom, and the time or times at which, Awards shall be granted;
(c)   to determine the number of Shares that shall be the subject of each Award;
(d)   to determine the terms and provisions of each Award (which need not be identical) and any amendments thereto, including provisions defining or otherwise relating to:
(i)   the extent to which the transferability of Shares issued or transferred pursuant to any Award is restricted;
(ii)   the effect of Termination on an Award;
(iii)   the exercise price of a Stock Right;
(iv)   the effect of approved leaves of absence;
(v)   to construe the respective Award Agreements and this Plan;
(vi)   to make determinations of the Fair Market Value of Shares;
(vii)   to waive any provision, condition or limitation set forth in an Award Agreement;
(viii)   to delegate its duties under this Plan to such agents as it may appoint from time to time; and

(ix)   to make all other determinations, perform all other acts and exercise all other powers and authority necessary or advisable for administering this Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate.
The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan, in any Award or in any Award Agreement in the manner and to the extent it deems necessary or desirable to implement this Plan, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 4.2 shall be final, binding and conclusive.
4.3   Designation of Consultants.
(a)   The Committee may designate officers of the Company and professional advisors to assist the Committee in the administration of the Plan (to the extent permitted by Applicable Laws) and may grant authority to officers to grant Awards or execute agreements or other documents on behalf of the Committee, provided that any officer who has authority to grant Awards may not grant Awards to himself or herself.
(b)   The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel, consultant or agent and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company.
4.4   Term of Plan.   No Awards shall be granted under this Plan after ten (10) years from the Effective Date of this Plan; provided that Awards granted prior to such tenth anniversary may extend beyond that date.
SECTION 5.   CERTAIN TERMS AND CONDITIONS OF AWARDS
5.1   All Awards.   All Awards shall be evidenced by a written Award Agreement and subject to the following terms and conditions:
(a)   Grant Date.   Each Award Agreement shall specify the date as of which it shall be effective (the “Grant Date”).
(b)   Vesting.   Each Award shall vest, and any restrictions thereunder shall lapse, as the case may be, at such times, subject to such conditions and in such amounts as may be specified by the Committee in the applicable Award Agreement.
(c)   Nonassignability of Rights.   Awards shall not be transferable other than with the consent of the Committee or by will or the laws of descent and distribution.
(d)   Termination of Service.   The Committee shall establish, in respect of each Award when granted, or if no rights of a Participant are reduced, after the Grant Date, the effect of a Termination on the rights and benefits thereunder and in so doing may, but need not, make distinctions based upon the cause of termination (such as retirement, death, disability or other factors) or which party effected the termination (the employer or the employee).
(e)   Minimum Purchase Price.   Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued Shares are issued under this Plan, such Shares shall not be issued for a consideration which is less than as permitted under Applicable Law, and in no event, shall such consideration be less than the par value per Share multiplied by the number of Shares to be issued.
(f)   Other Provisions.   Each Award Agreement may contain such other terms, provisions and conditions not inconsistent with this Plan, as may be determined by the Committee.
5.2   Adjustment for Corporate Actions.   All of the share numbers set forth in the Plan reflect the capital structure of the Company and the Partnership as of the Effective Date. If subsequent to the Effective Date the outstanding Shares or Partnership Units (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to Shares or Partnership Units, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such Shares or Partnership Units, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of Shares provided in Section 3, (ii) the numbers and kinds of Shares, units or other securities subject to the then outstanding Awards, and (iii) the exercise price for each Share or other unit of any other securities subject to then outstanding Stock Rights (without change in the aggregate exercise price as to which such Stock Rights remain exercisable).
5.3   Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.   In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Shares, a corporate separation or other reorganization or liquidation, the Committee shall make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The Committee shall make adjustments in the terms and conditions of, and the performance goals and targets or other criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the Partnership or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are equitable and appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
5.4   Related Matters.   Any adjustment in Awards made pursuant to Section 5 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Stock Right exercise prices, rates of vesting or exercisability, performance goals and targets, and business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished or expanded as a result of the adjustment and corporate action other than as expressly contemplated in this Section 5. The Committee, in its discretion, may determine that no fraction of a Share or Partnership Unit shall be purchasable or deliverable upon exercise, and in that event if any adjustment hereunder of the number of Shares covered by an Award would cause such number to include a fraction of a Share or Partnership Unit, such number of Shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of a Stock Right exercise price per share pursuant to Sections 5 shall result in an exercise price which is less than the par value of the Share.
5.5   Change of Control.   Upon the occurrence of a Change of Control, the Committee may take any one or more of the actions enumerated in this Section 5.5 as to all or any (or any portion of) outstanding Awards; provided, however, that none of the following shall apply, (A) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Change of Control (or similar event), or (B) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges. Specifically, the Committee may:
(a)   take one or more of the following actions as to all or any (or any portion of) outstanding Restricted Share, Restricted Stock Units and other Awards (other than Stock Rights):
(i)   provide for immediate vesting of all or a portion of Restricted Share, Restricted Stock Units or other Awards (other than Stock Rights) which are not fully vested immediately prior to the Change of Control;
(ii)   provide that such Restricted Share, Restricted Stock Units and other Awards (other than Stock Rights) shall be assumed, or substantially equivalent rights shall be provided in substitution therefore, by the acquiring or succeeding entity (or an Affiliate thereof);
(iii)   provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the number of Shares subject to the Restricted Share, Restricted Stock Unit or other Award (other than Stock Rights) equal to the acquisition price times the number of Shares subject to the Restricted Share, Restricted Stock Unit or other Award (other than Stock Rights) (for this purpose, “acquisition price” means the amount of cash, and market value of any other consideration, received in payment for a Share surrendered in a Change of Control);

(iv)   provide that, in connection with a liquidation or dissolution of the Company, Restricted Share, Restricted Stock Units or other Awards (other than Stock Rights) shall convert into the right to receive liquidation proceeds net of any applicable purchase price and any applicable tax withholdings; or
(v)   any combination of the foregoing.
(b)   take one or more of the following actions as to all or any (or any portion of) outstanding Stock Rights:
(i)   provide that any or all Stock Rights not already vested and exercisable in full shall accelerate with respect to all or a portion of the Shares for which such Stock Rights are not then vested and exercisable;
(ii)   provide that such Stock Rights shall be assumed, or substantially equivalent rights shall be provided in substitution therefore, by the acquiring or succeeding entity (or an Affiliate thereof);
(iii)   upon written notice to the holders, provide that the holders’ unexercised Stock Rights will terminate immediately prior to the consummation of such Change of Control unless, in the case of Stock Rights then exercisable, such Stock Rights are exercised within a specified period following the date of such notice;
(iv)   provide that outstanding Stock Rights shall become exercisable in whole or in part prior to or upon the Change of Control;
(v)   provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of Shares subject to the Stock Right (to the extent the acquisition price exceeds the exercise price) over (B) the aggregate exercise price for all such Shares subject to the Stock Right, in exchange for the termination of such Stock Right; provided, that if the acquisition price does not exceed the exercise price of any such Stock Right, the Committee may cancel that Stock Right without the payment of any consideration therefor prior to or upon the Change of Control (for this purpose, “acquisition price” means the amount of cash, and market value of any other consideration, received in payment for a Share surrendered in a Change of Control);
(vi)   provide that, in connection with a liquidation or dissolution of the Company, Stock Rights shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings; or
(vii)   any combination of the foregoing.
In taking any of the actions permitted under Section 5.5, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of Section 5.5, including but not limited to the market value of other consideration received by holders of Shares or Partnership Units in a Change of Control and whether substantially equivalent rights have been substituted, shall be made by the Committee acting in its sole discretion. In connection with any action or actions taken by the Committee in respect of Awards and in connection with a Change of Control, the Committee may require such acknowledgements of satisfaction and releases from Participants as it may determine.
5.6   Decisions Final.   Any decision or determination made by the Committee under this Section 5 shall be final, binding and conclusive on the Participant and the Company for all purposes.
SECTION 6.   RESTRICTED SHARES
6.1   Grant.   The Committee may grant one or more Awards of Restricted Shares to any Eligible Person. Each Award of Restricted Shares shall specify the number of Shares to be issued to the Participant, the date of issuance and the restrictions imposed on the Shares including the conditions of release or lapse of such restrictions. Upon the issuance of Restricted Shares, the Participant may be required to furnish such additional documentation or other assurances as the Committee may require to enforce restrictions applicable thereto.

6.2   Restrictions.   Except as specifically provided elsewhere in this Plan or the Award Agreement regarding Restricted Shares, Restricted Shares may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions have lapsed or been satisfied and the Shares are no longer Restricted Shares. The Committee may in its sole discretion provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Committee may determine.
6.3   Dividends.   Unless otherwise determined by the Committee in consultation with outside tax counsel, cash dividends with respect to Restricted Shares shall be paid to the recipient of the Award of Restricted Shares on the normal dividend payment dates, and dividends payable in Shares shall be paid in the form of Restricted Shares having the same terms as the Restricted Shares upon which such dividend is paid. Each Award Agreement for Awards of Restricted Shares shall specify whether and, if so, the extent to which the Participant shall be obligated to return to the Company any cash dividends paid with respect to any Restricted Shares which are subsequently forfeited.
6.4   Forfeiture of Restricted Shares.   Except to the extent otherwise provided in the applicable Award Agreement, if a Termination occurs with respect to a Participant, the Participant shall automatically forfeit all Restricted Shares that are still subject to restriction.
SECTION 7.   RESTRICTED STOCK UNITS
7.1   Grant.   The Committee may grant one or more Awards of RSUs to any Eligible Person. Each Award of RSUs shall specify the number of RSUs granted to the Participant, the Grant Date and the restrictions imposed on the RSUs including the conditions of vesting or lapse of such restrictions. The value of each RSU is equal to the Fair Market Value of the Shares on the applicable date or time period of determination, as specified by the Committee.
7.2   Restrictions.   Except as specifically provided elsewhere in this Plan or the Award Agreement regarding RSUs, RSUs may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily. The Committee may in its sole discretion provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Committee may determine.
7.3   Payment of Restricted Stock Units.   RSUs shall become payable to a Participant at the time or times determined by the Committee in its sole discretion and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of an RSU may be made, as approved by the Committee and set forth in the Award Agreement, in cash or in Shares or in a combination thereof, subject to applicable tax withholding requirements. Any cash payment of an RSU shall be made based upon the Fair Market Value of the Shares, determined on such date or over such time period as determined by the Committee in its sole discretion.
7.4   Dividend Equivalent Rights.   RSUs may be granted together with a dividend equivalent right with respect to the Shares subject to the Award, which may be accumulated and may be deemed reinvested in additional RSUs or may be accumulated in cash, as determined by the Committee in its sole discretion, and, unless otherwise determined by the Committee, will be paid at the time the underlying RSU is payable. Unless otherwise determined by the Committee, dividend equivalent rights shall be subject to forfeiture under the same conditions as apply to the underlying RSU.
7.5   Forfeiture of Restricted Stock Units.   Except to the extent otherwise provided in the applicable Award Agreement, if a Termination of a Participant occurs, the Participant shall automatically forfeit all RSUs that are still subject to restriction.
7.6   No Rights as Stockholder.   The Participant shall not have any rights as a stockholder with respect to the shares subject to an RSU unless and until such time as Shares are delivered in respect of the RSU to the Participant pursuant to the terms of the Award Agreement.
SECTION 8.   OPTIONS
8.1   Grant.   Options may be granted to Eligible Persons in such number, and at such times during the term of the Plan, as the Committee shall determine. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Participant. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option.
8.2   Exercise Price.   The price at which Shares may be acquired under each Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the Grant Date, or not less than 110% of the Fair Market Value of a Share on the Grant Date if the Participant is a Ten Percent Owner. The price at which Shares may be acquired under each Nonqualified Stock Option shall be equal to at least 100% of the Fair Market Value of a Share on the Grant Date. Without approval of the Company’s stockholders, no Option may be repriced, replaced, regranted through cancellation, repurchased for cash or other consideration, or modified (except in connection with an adjustment pursuant to Section 5), in each case if the effect would be to reduce the exercise price for the Shares underlying the Option.
8.3   Option Period.   No Incentive Stock Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Participant is a Ten Percent Owner. The Option period under each Nonqualified Stock Option shall not exceed ten years from the Grant Date.
8.4   Exercisability.   An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Stock Option, any such acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Participant consents to the acceleration.
8.5   Method of Exercise.   An Option may be exercised by a Participant giving written notice, in the manner provided in Section 20, specifying the number of Shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the Shares to be purchased or by one or more of the following methods, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company:
(a)   by delivery to the Company of Shares having a Fair Market Value equal to the exercise price of the Shares to be purchased,
(b)   by surrender of the Option as to all or part of the Shares for which the Option is then exercisable in exchange for Shares having an aggregate Fair Market Value equal to the difference between (i) the aggregate Fair Market Value of the surrendered portion of the Option, and (ii) the aggregate exercise price under the Option for the surrendered portion of the Option, or
(c)   by delivery of any other lawful means of consideration which the Committee may approve.
If the Shares are traded on a national securities exchange, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of Shares subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Participant or his agent a certificate or certificates for the number of Shares then being purchased. Such Shares shall be fully paid and nonassessable.
8.6   Limit on Incentive Stock Option Characterization.   An Option shall be considered to be an Incentive Stock Option only to the extent that the number of Shares for which the Option first becomes exercisable in a calendar year do not have an aggregate Fair Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Participant for any calendar year shall be $100,000 minus the aggregate Fair Market Value on the Grant Date of the number of Shares available for purchase for the first time in the same year under each other Incentive Stock Option previously granted to the Participant under the Plan, and under each other incentive stock option previously granted to the Participant under any other incentive stock option plan of the Company and its Affiliates. Any Shares which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonqualified Stock Option, otherwise identical in its terms to those of the Incentive Stock Option.
8.7   Notification of Disposition.   Each person exercising any Incentive Stock Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the Shares issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(l) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.
8.8   Forfeiture of Options.   Except to the extent otherwise provided in the applicable Award Agreement, if a Termination occurs with respect to a Participant, the Participant shall automatically forfeit all unvested Options.
8.9   No Rights as Stockholder.   The Participant shall not have any rights as a stockholder with respect to the Shares subject to an Option until such time as Shares are delivered to the Participant pursuant to the terms of the Award Agreement.
SECTION 9.   STOCK APPRECIATION RIGHTS
9.1   Grant.   Stock Appreciation Rights may be granted to Eligible Persons in such number, and at such times during the term of the Plan, as the Committee shall determine. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonqualified Stock Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.
9.2   Exercise Price.   Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option. Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to receive Shares or the cash equivalent thereof (as determined by the Committee in its sole discretion except as otherwise provided in an Award Agreement), with an aggregate Fair Market Value determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the price determined by the Committee on the Grant Date times (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised. Without approval of the Company’s stockholders, no Stock Appreciation Right may be repriced, replaced, re-granted through cancellation, repurchased for cash or other consideration, or modified (except in connection with an adjustment pursuant to Section 5), in each case if the effect would be to reduce the exercise price for the Shares underlying the Stock Appreciation Right.
9.3   Other Terms.   Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonqualified Stock Option.
9.4   Forfeiture of Stock Appreciation Rights.   Except to the extent otherwise provided in the applicable Award Agreement, if a Termination occurs with respect to a Participant, the Participant shall automatically forfeit all unvested Stock Appreciation Rights.
9.5   No Rights as Stockholder.   The Participant shall not have any rights as a stockholder with respect to the Shares subject to a Stock Appreciation Right until such time as Shares are delivered to the Participant pursuant to the terms of the Award Agreement.
SECTION 10.   STOCK AWARDS
Shares may be granted to Eligible Persons pursuant to Stock Awards (including awards of fully vested Shares or Shares granted in lieu of other compensation) in such number, and at such times during the term of the Plan, as the Committee shall determine. Any such Stock Award shall be evidenced by an Award Agreement between the Participant and the Company which shall specify the number of Shares subject to the Stock Award, any consideration therefor, any vesting or performance conditions or other restrictions (if any), and such other terms and conditions as the Committee shall determine in its sole and absolute discretion.
SECTION 11.   LTIP UNITS
An LTIP Unit is an Award of a Partnership Unit under the Plan pursuant to and in accordance with the Partnership Agreement, and which may be granted as freestanding awards or in tandem with other Awards under the Plan. Any such LTIP Unit Awards shall be evidenced by an Award Agreement between the Participant and the Company and the Partnership and shall be subject to such conditions and restrictions as the Committee, in its sole and absolute discretion, may determine, including, but not limited to, continued employment or service by the Participant, computation of financial metrics and/or the achievement of pre-established performance goals and objectives.
SECTION 12.   OTHER EQUITY AWARDS
The Committee may grant Other Equity Awards, which are Awards (other than those described in Sections 6 through 11 of the Plan) that are based on, measured by or payable in Shares to Participant, on such terms and conditions as the Committee shall determine. Any such Other Equity Awards shall be evidenced by an Award Agreement between the Participant and the Company and may be granted subject to the achievement of performance goals or other conditions. Other Equity Awards may be denominated in cash, Shares or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock (including LTIP Units and other Partnership Units), or in any combination of the foregoing, and may be paid in cash, Shares or other securities, or in a combination of cash, Shares and other securities, all as determined by the Committee in the Award Agreement; provided, however, that the grant of LTIP Units must satisfy the requirements of the Partnership Agreement as in effect on the date of grant.
SECTION 13.   SECURITIES LAWS
Nothing in this Plan or in any Award or Award Agreement shall require the Company to issue any Shares with respect to any Award if, in the opinion of counsel for the Company, that issuance could constitute a violation of any Applicable Laws. As a condition to the grant of any Award, the Company may require the Participant (or, in the event of the Participant’s death, the Participant’s legal representatives, heirs, legatees or distributees) to provide written representations concerning the Participant’s (or such other Person’s) intentions with regard to the retention or disposition of the Shares covered by the Award and written covenants as to the manner of disposal of such Shares as may be necessary or useful to ensure that the grant or disposition thereof will not violate the Securities Act, any other law or any rule of any applicable securities exchange or securities association then in effect. The Company shall not be required to register any Shares under the Securities Act or register or qualify any Shares under any state or other securities laws.
SECTION 14.   EMPLOYMENT OR OTHER RELATIONSHIP
Nothing in this Plan or any Award shall in any way interfere with or limit the right of the Company, the Advisor or any Affiliate of the Company to terminate any Participant’s employment or status as a consultant or Director at any time, nor confer upon any Participant any right to continue in the employ of, or as a Director or consultant of, the Company, the Advisor or any Affiliate of the Company.
SECTION 15.   AMENDMENT, SUSPENSION AND TERMINATION OF THIS PLAN
The Board or the Committee may at any time amend, suspend or discontinue this Plan, provided that such amendment, suspension or discontinuance meets the requirements of Applicable Laws, including without limitation, any applicable requirements for stockholder approval. Notwithstanding the above, an amendment, suspension or discontinuation shall not be made if it would impair the rights of any Participant under any Award previously granted, without the Participant’s consent, except to conform this Plan and Awards granted to the requirements of Applicable Laws. Notwithstanding any provision of the Plan to the contrary, if the Board or the Committee determines that any Award may be subject to Section 409A of the

Code, the Board or the Committee may adopt such amendment to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Board or the Committee determines are necessary or appropriate, without the consent of the Participant, to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code. Without approval of the Company’s stockholders, (i) no Option or Stock Appreciation Right may be repriced, replaced, regranted through cancellation, repurchased for cash or other consideration (including another Award), or modified (except in connection with an adjustment pursuant to Section 5), in each case if the effect would be to reduce the exercise price for the Shares underlying the Option or Stock Appreciation Right; and (ii) no amendment may be effected to increase the number of Shares reserved for issuance under the Plan, to expand the type of Awards available under, or extend the term of, the Plan or to materially change the method of determining Fair Market Value.
SECTION 16.   LIABILITY AND INDEMNIFICATION
No person or member of the group constituting the Board or the Committee, nor any person acting pursuant to authority delegated to such person pursuant to Section 4.3, shall be liable for any act or omission on such person’s part, including but not limited to the exercise of any power or discretion given to such member under this Plan, except for those acts or omissions resulting from such member’s gross negligence or willful misconduct. The Company shall indemnify each present and future person or member of the group constituting the Board or the Committee, as well as any person acting pursuant to authority delegated to such person pursuant to Section 4.3, against and each person or member of the group constituting the Board or the Committee and each person acting pursuant to authority granted to such person pursuant to Section 4.3 shall be entitled without further act on his or her part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by such person in connection with or arising out of any action, suit or proceeding to the fullest extent permitted by law and by the Articles of Incorporation and Bylaws of the Company.
SECTION 17.   SEVERABILITY
If any provision of this Plan is held to be illegal or invalid for any reason, that illegality or invalidity shall not affect the remaining portions of this Plan, but such provision shall be fully severable and this Plan shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan. Such an illegal or invalid provision shall be replaced by a revised provision that most nearly comports to the substance of the illegal or invalid provision. If any of the terms or provisions of this Plan or any Award Agreement conflict with the requirements of Applicable Laws, those conflicting terms or provisions shall be deemed inoperative to the extent they conflict with Applicable Law.
SECTION 18.   SECTION 409A OF THE CODE
Although the Company does not guarantee to a Participant the particular tax treatment of an Award granted under the Plan, Awards granted under the Plan are intended to be exempt from, or comply with, Section 409A of the Code. The Plan and any Awards granted under the Plan shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award granted under the Plan constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code (a “Section 409A Covered Award”), it shall be paid in a manner intended to comply with Section 409A of the Code. Notwithstanding the foregoing, in no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.
Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to Section 409A Covered Awards:
(a)   A termination of service shall not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a termination of the Participant’s service unless such termination is also a “Separation from Service” within the meaning of Code Section 409A and, for purposes of any such provision of Section 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean “Separation from Service.” Notwithstanding any provision to the contrary in the Plan or an Award, if the Participant is deemed on the date of the Participant’s termination of service to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B) and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under a Section 409A Covered Award, to the extent required to be delayed in compliance with Code Section 409A(a)(2)(B), such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Participant’s Separation from Service, and (ii) the date of the Participant’s death (the “Delay Period”). All payments delayed pursuant to this Section 18(a) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s Separation from Service or, if earlier, on the date of the Participant’s death.
(b)   Whenever a payment under a Section 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.
(c)   If under the Section 409A Covered Award an amount is to be paid in two or more installments, for purposes of Code Section 409A, each installment shall be treated as a separate payment.
SECTION 19.   WITHHOLDING
The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the vesting, issuance or settlement of any Award, the delivery of any Shares or the payment of any cash hereunder, payment or other satisfaction by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting, issuance or settlement of any applicable Award, or upon making an election under Section 83(b) of the Code, or upon any other tax event, a Participant shall pay all required withholding or other tax obligations in connection with the grant, vesting or settlement of the Award or otherwise in connection with the Award to the Company. The Board may permit any such statutory withholding obligation with regard to any Participant to be satisfied by, to the extent applicable, reducing the number of Shares otherwise deliverable or by delivering Shares already owned having a Fair Market Value equal to the amount of such tax withholding obligations.
SECTION 20.   NOTICES AND OTHER COMMUNICATIONS
Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (a) if to the recipient of an Award, at his or her residence address last filed with the Company and (b) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.
SECTION 21.   GOVERNING LAW
This Plan shall be governed and construed in accordance with the laws of the State of Maryland (regardless of the law that might otherwise govern under applicable principles of conflict of laws).
SECTION 22.   EFFECTIVE DATE
This Plan was approved and adopted by the Board on February 23, 2021, subject to approval in that form by the holders of the Company’s voting Shares. The holders of the Company’s voting Shares approved the Plan on April       , 2021 (the “Effective Date”).

Annex B
2021 ADVISOR OMNIBUS INCENTIVE COMPENSATION PLAN
OF
GLOBAL NET LEASE, INC.
SECTION 1.   PURPOSES OF THE PLAN AND DEFINITIONS
1.1   Purposes.   The purposes of the 2021 Advisor Omnibus Incentive Compensation Plan (this “Plan”) of Global Net Lease, Inc. (the “Company”) are to:
(a)   provide incentives to the Advisor and its Affiliates to promote the progress and success of the business of the Company and its Subsidiaries (including the Partnership); and
(b)   provide a means through which the Advisor and its Affiliates can acquire and maintain an equity interest in the Company or the Partnership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and aligning their interests with those of the Company’s stockholders.
To accomplish these purposes, this Plan provides a means whereby the Advisor and any of its Affiliates that is involved in providing services to the Company or any of its Subsidiaries may receive Awards.
1.2   Definitions.   For purposes of this Plan, the following terms have the following meanings:
“Advisor” means the Person or Persons, if any, appointed, employed or contracted with by the Company to be responsible for directing or performing the day-to-day business affairs of the Company, including, without limitation, any Person to whom the Advisor subcontracts substantially all such functions. The Advisor as of the Effective Date is Global Net Lease Advisors, LLC.
“Advisory Agreement” means the applicable advisory agreement by and among the Company and the Advisor, through which the Advisor provides advisory services to the Company, as in effect from time to time. The Advisory Agreement as of the Effective Date is that certain Fourth Amended and Restated Advisory Agreement by and among the Company, the Partnership and the Advisor, dated as of June 2, 2015, as amended by that certain First Amendment to Fourth Amended and Restated Advisory Agreement by and among the Company, the Partnership and the Advisor, dated as of August 14, 2018, as further amended by that certain Second Amendment to Fourth Amended and Restated Advisory Agreement by and among the Company, the Partnership and the Advisor, dated as of November 6, 2018, and as further amended by that certain Second Amendment to Fourth Amended and Restated Advisor Agreement by and among the Company, the Partnership and the Advisor, dated as of May 6, 2020, and as may be further amended or restated from time to time.
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. The determination of whether a Person is an Affiliate shall be made by the Committee acting in its sole and absolute discretion.
“Applicable Laws” means the requirements relating to the administration of Awards under state corporation laws, U.S. federal and state securities laws, the Code, any national securities exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under this Plan.
“Articles of Incorporation” means the charter of the Company, as the same may be amended and supplemented from time to time.
“Award” means any award of Restricted Shares, RSUs, Options, Stock Appreciation Rights, Stock Awards, LTIP Units or Other Equity Awards under this Plan.
“Award Agreement” means, with respect to each Award, the written agreement executed by the Company and the Participant or other written document approved by the Board or the Committee setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.
“Change of Control” means: (a) any “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50.1% or more of the combined voting power of the Company’s then outstanding voting securities; (b) consummation of a merger or consolidation of the Company with any other entity or the issuance of voting securities in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary thereof) pursuant to applicable exchange requirements, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) at least 50.1% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined above) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of either of the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities; or (c) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction or series of transactions within a period of twelve (12) months ending on the date of the last sale or disposition having a similar effect).
Notwithstanding the foregoing, a transaction or other event described above or in an Award Agreement may constitute a “Change of Control” for purposes of any Award which is subject to Section 409A of the Code for purposes of earning and vesting, but no payment shall be made thereunder until the earliest of (i) the Change of Control, if such transaction constitutes a “change in the ownership of the corporation,” a “change in the effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Code Section 409A(2)(A)(v), (ii) the date such Award would otherwise be settled pursuant to the terms of the Award Agreement, and (iii) the Participant’s “separation from service” within the meaning of Code Section 409A.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” means the Board or a duly appointed committee of the Board to which the Board has delegated its powers and functions hereunder. Any authority granted to the Committee may also be exercised by the Board.
“Company” has the meaning set forth in Section 1.1.
“Director” means a person elected or appointed and serving as a member of the Board in accordance with the Articles of Incorporation and the Maryland General Corporation Law.
“Effective Date” has the meaning given it in Section 22.
“Eligible Person” has the meaning set forth in Section 2.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Fair Market Value” means with respect to Shares:
(i)   If the Shares are listed or quoted on any national securities exchange or a national market system, their Fair Market Value shall be the closing sales price for the Shares, or the mean between the high bid and low asked prices if no sales were reported, as quoted on such system or exchange (or, if the Shares are listed on more than one exchange, then on the largest, as measured by volume, such exchange) for the date the value is to be determined (or if there are no sales or bids for such date, then for the last preceding business day on which there were sales or bids), as reported in The Wall Street Journal.

(ii)   If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, or if there is no secondary trading market for the Shares, their Fair Market Value shall be determined in good faith by the Board in a manner consistent with the applicable requirements of the Code and the regulations issued thereunder, including without limitation the requirements of Section 422 and Section 409A of the Code, as applicable.
“Grant Date” has the meaning set forth in Section 5.1(a).
“Individual Plan” means the 2021 Omnibus Incentive Compensation Plan of Global Net Lease, Inc.
“LTIP Unit” means an LTIP unit as defined in the Partnership Agreement. An LTIP Unit granted under this Plan represents the right to receive the benefits, payments or other rights set forth in the Partnership Agreement, subject to the terms and conditions of the applicable Award Agreement and the Partnership Agreement.
“Option” means an option to purchase Shares granted under Section 8. Options granted under the Plan are not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code.
“Other Equity Awards” means an Award granted under Section 12.
“Participant” means an Eligible Person who is granted an Award.
“Partnership” shall mean Global Net Lease Operating Partnership, L.P., a Delaware limited partnership.
“Partnership Agreement” shall mean the Second Amended and Restated Agreement of Limited Partnership of Global Net Lease Operating Partnership, L.P., dated as of August 18, 2020, as amended from time to time.
“Partnership Unit” shall have the meaning set forth in the Partnership Agreement.
“Person” means an individual, a corporation, partnership, trust, association, or any other entity.
“Plan” means this 2021 Advisor Omnibus Incentive Compensation Plan of Global Net Lease, Inc.
“Restricted Shares” means an Award of restricted shares granted under Section 6.
“Restricted Stock Unit” or “RSU” means a contractual right granted to an Eligible Person under Section 7 representing notional unit interests equal in value to a Share to be paid or distributed at such times, and subject to such conditions, as set forth in the Plan and the applicable Award Agreement.
“Rule 16b-3” means Rule 16b-3 adopted under Section 16(b) or any successor rule, as it may be amended from time to time, and references to paragraphs or clauses of Rule 16b-3 refer to the corresponding paragraphs or clauses of Rule 16b-3 as it exists at the Effective Date or the comparable paragraph or clause of Rule 16b-3 or successor rule, as that paragraph or clause may thereafter be amended.
“Section 16(b)” means Section 16(b) of the Exchange Act.
“Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulation or other official guidance promulgated thereunder.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Shares” means shares of the Company’s common stock, $0.01 par value per share, and any other class of the Company’s common stock subsequently designated and classified from time to time.
“Stock Appreciation Right” means the right to receive any excess in the Fair Market Value of a fixed number of Shares over a specified exercise price, granted under Section 9.
“Stock Right” means an Award in the form of an Option or a Stock Appreciation Right.
“Stock Award” means an Award of Shares that is not subject to restrictions or other forfeiture conditions.

“Termination” means the termination of the Advisor’s services to the Company under the Advisory Agreement.
SECTION 2.   ELIGIBLE PERSONS
2.1   “Eligible Person” means the Advisor or any of its Affiliates that is involved in providing services to the Company or any of its Subsidiaries.
SECTION 3.   SHARES SUBJECT TO THIS PLAN
3.1   Total Number of Shares.   The total number of Shares that may be issued or subject to Awards under this Plan shall be 6,300,000 Shares, less any Shares issued or subject to outstanding awards under the Individual Plan (the “Share Limitation”). The Share Limitation shall be subject to adjustment in accordance with the provisions for adjustment in Section 5. Shares issued pursuant to the Plan shall be authorized but unissued Shares.
3.2   Share Counting.   Without limiting the generality of the foregoing, for purposes of applying the Share Limitation, the following rules shall apply with respect to Awards under this Plan:
(a)   Any Award of an LTIP Unit shall count against the Share Limitation (and accordingly, shall reduce the remaining Shares available for grant) on a one-for-one basis (or such other conversion factor as determined in accordance with the Partnership Agreement at the time of grant, but which shall not be less than one-for-one). To the extent that LTIP Units are, following earning, vesting or satisfaction of any other conditions contained in the Award granting the LTIP Units, ultimately converted into, or exchanged or redeemed for, Shares pursuant to the terms of the Partnership Agreement, only the initial number of LTIP Units granted (subject to adjustment under Section 5) shall count against the Share Limitation, and any subsequent conversions, exchanges or redemptions shall not count against the Share Limitation or otherwise reduce the Shares available for issuance under the Plan.
(b)   Any Award under the Plan that may be settled solely in cash shall not count against the Share Limitation (and accordingly, shall not reduce the remaining Shares available for grant).
(c)   If any Option or Share-settled Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient, then the Shares underlying such Awards which expire or are terminated, cancelled or forfeited by the recipient shall again be available for Awards to be granted under the Plan.
(d)   Shares tendered or held back upon exercise of an Option, or upon settlement of any other Award, to cover exercise price or tax withholding (as applicable) shall not be available for future issuance under the Plan.
(e)   Shares and Share equivalents repurchased by the Company with any cash proceeds from Option exercises shall not be added back to Shares available for grant under the Plan.
(f)   Upon exercise of Stock Appreciation Rights, the gross number of Shares with respect to which such Stock Appreciation Right may be exercised, and not the number of Shares that may be distributed in settlement of such exercise, shall be deducted from the total number of Shares remaining available for issuance under the Plan.
SECTION 4.   ADMINISTRATION
4.1   Administration.   This Plan shall be administered by the Committee.
4.2   Committee’s Powers.   Subject to the express provisions of this Plan, the Committee shall have the authority, in its sole discretion:
(a)   to adopt, amend and rescind administrative and interpretive rules and regulations relating to this Plan;
(b)   to determine the Eligible Persons to whom, and the time or times at which, Awards shall be granted;

(c)   to determine the number of Shares that shall be the subject of each Award;
(d)   to determine the terms and provisions of each Award (which need not be identical) and any amendments thereto, including provisions defining or otherwise relating to:
(i)   the extent to which the transferability of Shares issued or transferred pursuant to any Award is restricted;
(ii)   the effect of Termination on an Award;
(iii)   the exercise price of a Stock Right;
(iv)   to construe the respective Award Agreements and this Plan;
(v)   to make determinations of the Fair Market Value of Shares;
(vi)   to waive any provision, condition or limitation set forth in an Award Agreement;
(vii)   to delegate its duties under this Plan to such agents as it may appoint from time to time; and
(viii)   to make all other determinations, perform all other acts and exercise all other powers and authority necessary or advisable for administering this Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate.
The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan, in any Award or in any Award Agreement in the manner and to the extent it deems necessary or desirable to implement this Plan, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 4.2 shall be final, binding and conclusive.
4.3   Designation of Consultants.
(a)   The Committee may designate officers of the Company and professional advisors to assist the Committee in the administration of the Plan (to the extent permitted by Applicable Laws) and may grant authority to officers to grant Awards or execute agreements or other documents on behalf of the Committee, provided that any officer who has authority to grant Awards may not grant Awards to himself or herself.
(b)   The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel, consultant or agent and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company.
4.4   Term of Plan.   No Awards shall be granted under this Plan after ten (10) years from the Effective Date of this Plan; provided that Awards granted prior to such tenth anniversary may extend beyond that date.
SECTION 5.   CERTAIN TERMS AND CONDITIONS OF AWARDS
5.1   All Awards.   All Awards shall be evidenced by a written Award Agreement and subject to the following terms and conditions:
(a)   Grant Date.   Each Award Agreement shall specify the date as of which it shall be effective (the “Grant Date”).
(b)   Vesting.   Each Award shall vest, and any restrictions thereunder shall lapse, as the case may be, at such times, subject to such conditions and in such amounts as may be specified by the Committee in the applicable Award Agreement.
(c)   Nonassignability of Rights.   Awards shall not be transferable other than with the consent of the Committee or by will or the laws of descent and distribution.

(d)   Termination.   The Committee shall establish, in respect of each Award when granted, or if no rights of a Participant are reduced, after the Grant Date, the effect of a Termination on the rights and benefits thereunder and in so doing may, but need not, make distinctions based upon the cause of termination or which party effected the termination (the Company or the Advisor).
(e)   Minimum Purchase Price.   Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued Shares are issued under this Plan, such Shares shall not be issued for a consideration which is less than as permitted under Applicable Law, and in no event, shall such consideration be less than the par value per Share multiplied by the number of Shares to be issued.
(f)   Other Provisions.   Each Award Agreement may contain such other terms, provisions and conditions not inconsistent with this Plan, as may be determined by the Committee.
5.2   Adjustment for Corporate Actions.   All of the share numbers set forth in the Plan reflect the capital structure of the Company and the Partnership as of the Effective Date. If subsequent to the Effective Date the outstanding Shares or Partnership Units (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to Shares or Partnership Units, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such Shares or Partnership Units, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of Shares provided in Section 3, (ii) the numbers and kinds of Shares, units or other securities subject to the then outstanding Awards, and (iii) the exercise price for each Share or other unit of any other securities subject to then outstanding Stock Rights (without change in the aggregate exercise price as to which such Stock Rights remain exercisable).
5.3   Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.   In the event of any corporate action not specifically covered by the preceding Section, including but not limited to an extraordinary cash distribution on Shares, a corporate separation or other reorganization or liquidation, the Committee shall make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The Committee shall make adjustments in the terms and conditions of, and the performance goals and targets or other criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the Partnership or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are equitable and appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
5.4   Related Matters.   Any adjustment in Awards made pursuant to Section 5 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Stock Right exercise prices, rates of vesting or exercisability, performance goals and targets, and business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished or expanded as a result of the adjustment and corporate action other than as expressly contemplated in this Section 5. The Committee, in its discretion, may determine that no fraction of a Share or Partnership Unit shall be purchasable or deliverable upon exercise, and in that event if any adjustment hereunder of the number of Shares covered by an Award would cause such number to include a fraction of a Share or Partnership Unit, such number of Shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of a Stock Right exercise price per share pursuant to Sections 5 shall result in an exercise price which is less than the par value of the Share.
5.5   Change of Control.   Upon the occurrence of a Change of Control, the Committee may take any one or more of the actions enumerated in this Section 5.5 as to all or any (or any portion of) outstanding Awards; provided, however, that none of the following shall apply, (A) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Change of Control (or similar event), or (B) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges. Specifically, the Committee may:

(a)   take one or more of the following actions as to all or any (or any portion of) outstanding Restricted Share, Restricted Stock Units and other Awards (other than Stock Rights):
(i)   provide for immediate vesting of all or a portion of Restricted Share, Restricted Stock Units or other Awards (other than Stock Rights) which are not fully vested immediately prior to the Change of Control;
(ii)   provide that such Restricted Share, Restricted Stock Units and other Awards (other than Stock Rights) shall be assumed, or substantially equivalent rights shall be provided in substitution therefore, by the acquiring or succeeding entity (or an Affiliate thereof);
(iii)   provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the number of Shares subject to the Restricted Share, Restricted Stock Unit or other Award (other than Stock Rights) equal to the acquisition price times the number of Shares subject to the Restricted Share, Restricted Stock Unit or other Award (other than Stock Rights) (for this purpose, “acquisition price” means the amount of cash, and market value of any other consideration, received in payment for a Share surrendered in a Change of Control);
(iv)   provide that, in connection with a liquidation or dissolution of the Company, Restricted Share, Restricted Stock Units or other Awards (other than Stock Rights) shall convert into the right to receive liquidation proceeds net of any applicable purchase price and any applicable tax withholdings; or
(v)   any combination of the foregoing.
(b)   take one or more of the following actions as to all or any (or any portion of) outstanding Stock Rights:
(i)   provide that any or all Stock Rights not already vested and exercisable in full shall accelerate with respect to all or a portion of the Shares for which such Stock Rights are not then vested and exercisable;
(ii)   provide that such Stock Rights shall be assumed, or substantially equivalent rights shall be provided in substitution therefore, by the acquiring or succeeding entity (or an Affiliate thereof);
(iii)   upon written notice to the holders, provide that the holders’ unexercised Stock Rights will terminate immediately prior to the consummation of such Change of Control unless, in the case of Stock Rights then exercisable, such Stock Rights are exercised within a specified period following the date of such notice;
(iv)   provide that outstanding Stock Rights shall become exercisable in whole or in part prior to or upon the Change of Control;
(v)   provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of Shares subject to the Stock Right (to the extent the acquisition price exceeds the exercise price) over (B) the aggregate exercise price for all such Shares subject to the Stock Right, in exchange for the termination of such Stock Right; provided, that if the acquisition price does not exceed the exercise price of any such Stock Right, the Committee may cancel that Stock Right without the payment of any consideration therefor prior to or upon the Change of Control (for this purpose, “acquisition price” means the amount of cash, and market value of any other consideration, received in payment for a Share surrendered in a Change of Control);
(vi)   provide that, in connection with a liquidation or dissolution of the Company, Stock Rights shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings; or
(vii)   any combination of the foregoing.
In taking any of the actions permitted under Section 5.5, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of Section 5.5, including but not limited to the market value of other consideration received by holders of Shares or Partnership Units in a Change of Control and whether substantially equivalent rights have been substituted, shall be made by the Committee acting in its sole discretion. In connection with any action or actions taken by the Committee in respect of Awards and in connection with a Change of Control, the Committee may require such acknowledgements of satisfaction and releases from Participants as it may determine.
5.6   Decisions Final.   Any decision or determination made by the Committee under this Section 5 shall be final, binding and conclusive on the Participant and the Company for all purposes.
SECTION 6.   RESTRICTED SHARES
6.1   Grant.   The Committee may grant one or more Awards of Restricted Shares to any Eligible Person. Each Award of Restricted Shares shall specify the number of Shares to be issued to the Participant, the date of issuance and the restrictions imposed on the Shares including the conditions of release or lapse of such restrictions. Upon the issuance of Restricted Shares, the Participant may be required to furnish such additional documentation or other assurances as the Committee may require to enforce restrictions applicable thereto.
6.2   Restrictions.   Except as specifically provided elsewhere in this Plan or the Award Agreement regarding Restricted Shares, Restricted Shares may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions have lapsed or been satisfied and the Shares are no longer Restricted Shares. The Committee may in its sole discretion provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Committee may determine.
6.3   Dividends.   Unless otherwise determined by the Committee in consultation with outside tax counsel, cash dividends with respect to Restricted Shares shall be paid to the recipient of the Award of Restricted Shares on the normal dividend payment dates, and dividends payable in Shares shall be paid in the form of Restricted Shares having the same terms as the Restricted Shares upon which such dividend is paid. Each Award Agreement for Awards of Restricted Shares shall specify whether and, if so, the extent to which the Participant shall be obligated to return to the Company any cash dividends paid with respect to any Restricted Shares which are subsequently forfeited.
6.4   Forfeiture of Restricted Shares.   Except to the extent otherwise provided in the applicable Award Agreement, if a Termination occurs with respect to a Participant, the Participant shall automatically forfeit all Restricted Shares that are still subject to restriction.
SECTION 7.   RESTRICTED STOCK UNITS
7.1   Grant.   The Committee may grant one or more Awards of RSUs to any Eligible Person. Each Award of RSUs shall specify the number of RSUs granted to the Participant, the Grant Date and the restrictions imposed on the RSUs including the conditions of vesting or lapse of such restrictions. The value of each RSU is equal to the Fair Market Value of the Shares on the applicable date or time period of determination, as specified by the Committee.
7.2   Restrictions.   Except as specifically provided elsewhere in this Plan or the Award Agreement regarding RSUs, RSUs may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily. The Committee may in its sole discretion provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Committee may determine.
7.3   Payment of Restricted Stock Units.   RSUs shall become payable to a Participant at the time or times determined by the Committee in its sole discretion and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of an RSU may be made, as approved by the Committee and set forth in the Award Agreement, in cash or in Shares or in a combination thereof, subject to applicable tax withholding requirements. Any cash payment of an RSU shall be made based upon the Fair Market Value of the Shares, determined on such date or over such time period as determined by the Committee in its sole discretion.

7.4   Dividend Equivalent Rights.   RSUs may be granted together with a dividend equivalent right with respect to the Shares subject to the Award, which may be accumulated and may be deemed reinvested in additional RSUs or may be accumulated in cash, as determined by the Committee in its sole discretion, and, unless otherwise determined by the Committee, will be paid at the time the underlying RSU is payable. Unless otherwise determined by the Committee, dividend equivalent rights shall be subject to forfeiture under the same conditions as apply to the underlying RSU.
7.5   Forfeiture of Restricted Stock Units.   Except to the extent otherwise provided in the applicable Award Agreement, if a Termination occurs with respect to a Participant, the Participant shall automatically forfeit all RSUs that are still subject to restriction.
7.6   No Rights as Stockholder.   The Participant shall not have any rights as a stockholder with respect to the shares subject to an RSU unless and until such time as Shares are delivered in respect of the RSU to the Participant pursuant to the terms of the Award Agreement.
SECTION 8.   OPTIONS
8.1   Grant.   Options may be granted to Eligible Persons in such number, and at such times during the term of the Plan, as the Committee shall determine. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Participant. All Options granted under the Plan shall be “nonqualified stock options” (that is, not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code).
8.2   Exercise Price.   The price at which Shares may be acquired under each Option shall be not less than 100% of the Fair Market Value of a Share on the Grant Date. Without approval of the Company’s stockholders, no Option may be repriced, replaced, regranted through cancellation, repurchased for cash or other consideration, or modified (except in connection with an adjustment pursuant to Section 5), in each case if the effect would be to reduce the exercise price for the Shares underlying the Option.
8.3   Option Period.   No Option may be exercised on or after the tenth anniversary of the Grant Date.
8.4   Exercisability.   An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may accelerate such Option in whole or in part at any time.
8.5   Method of Exercise.   An Option may be exercised by a Participant giving written notice, in the manner provided in Section 20, specifying the number of Shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the Shares to be purchased or by one or more of the following methods, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company:
(a)   by delivery to the Company of Shares having a Fair Market Value equal to the exercise price of the Shares to be purchased,
(b)   by surrender of the Option as to all or part of the Shares for which the Option is then exercisable in exchange for Shares having an aggregate Fair Market Value equal to the difference between (i) the aggregate Fair Market Value of the surrendered portion of the Option, and (ii) the aggregate exercise price under the Option for the surrendered portion of the Option, or
(c)   by delivery of any other lawful means of consideration which the Committee may approve.
If the Shares are traded on a national securities exchange, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of Shares subject to an Option in a brokered transaction (other than to the

Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Participant or his agent a certificate or certificates for the number of Shares then being purchased. Such Shares shall be fully paid and nonassessable.
8.6   Forfeiture of Options.   Except to the extent otherwise provided in the applicable Award Agreement, if a Termination occurs with respect to a Participant, the Participant shall automatically forfeit all unvested Options.
8.7   No Rights as Stockholder.   The Participant shall not have any rights as a stockholder with respect to the Shares subject to an Option until such time as Shares are delivered to the Participant pursuant to the terms of the Award Agreement.
SECTION 9.   STOCK APPRECIATION RIGHTS
9.1   Grant.   Stock Appreciation Rights may be granted to Eligible Persons in such number, and at such times during the term of the Plan, as the Committee shall determine. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonqualified Stock Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.
9.2   Exercise Price.   Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option. Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to receive Shares or the cash equivalent thereof (as determined by the Committee in its sole discretion except as otherwise provided in an Award Agreement), with an aggregate Fair Market Value determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the price determined by the Committee on the Grant Date times (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised. Without approval of the Company’s stockholders, no Stock Appreciation Right may be repriced, replaced, re-granted through cancellation, repurchased for cash or other consideration, or modified (except in connection with an adjustment pursuant to Section 5), in each case if the effect would be to reduce the exercise price for the Shares underlying the Stock Appreciation Right.
9.3   Other Terms.   Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonqualified Stock Option.
9.4   Forfeiture of Stock Appreciation Rights.   Except to the extent otherwise provided in the applicable Award Agreement, if a Termination occurs with respect to a Participant, the Participant shall automatically forfeit all unvested Stock Appreciation Rights.
9.5   No Rights as Stockholder.   The Participant shall not have any rights as a stockholder with respect to the Shares subject to a Stock Appreciation Right until such time as Shares are delivered to the Participant pursuant to the terms of the Award Agreement.
SECTION 10.   STOCK AWARDS
Shares may be granted to Eligible Persons pursuant to Stock Awards (including awards of fully vested Shares or Shares granted in lieu of other compensation) in such number, and at such times during the term of the Plan, as the Committee shall determine. Any such Stock Award shall be evidenced by an Award Agreement between the Participant and the Company which shall specify the number of Shares subject to the Stock Award, any consideration therefor, any vesting or performance conditions or other restrictions (if any), and such other terms and conditions as the Committee shall determine in its sole and absolute discretion.

SECTION 11.   LTIP UNITS
An LTIP Unit is an Award of a Partnership Unit under the Plan pursuant to and in accordance with the Partnership Agreement, and which may be granted as freestanding awards or in tandem with other Awards under the Plan. Any such LTIP Unit Awards shall be evidenced by an Award Agreement between the Participant and the Company and the Partnership and shall be subject to such conditions and restrictions as the Committee, in its sole and absolute discretion, may determine, including, but not limited to, continued service by the Participant, computation of financial metrics and/or the achievement of pre-established performance goals and objectives.
SECTION 12.   OTHER EQUITY AWARDS
The Committee may grant Other Equity Awards, which are Awards (other than those described in Sections 6 through 11 of the Plan) that are based on, measured by or payable in Shares to Participant, on such terms and conditions as the Committee shall determine. Any such Other Equity Awards shall be evidenced by an Award Agreement between the Participant and the Company and may be granted subject to the achievement of performance goals or other conditions. Other Equity Awards may be denominated in cash, Shares or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock (including LTIP Units and other Partnership Units), or in any combination of the foregoing, and may be paid in cash, Shares or other securities, or in a combination of cash, Shares and other securities, all as determined by the Committee in the Award Agreement; provided, however, that the grant of LTIP Units must satisfy the requirements of the Partnership Agreement as in effect on the date of grant.
SECTION 13.   SECURITIES LAWS
Nothing in this Plan or in any Award or Award Agreement shall require the Company to issue any Shares with respect to any Award if, in the opinion of counsel for the Company, that issuance could constitute a violation of any Applicable Laws. As a condition to the grant of any Award, the Company may require the Participant to provide written representations concerning the Participant’s intentions with regard to the retention or disposition of the Shares covered by the Award and written covenants as to the manner of disposal of such Shares as may be necessary or useful to ensure that the grant or disposition thereof will not violate the Securities Act, any other law or any rule of any applicable securities exchange or securities association then in effect. The Company shall not be required to register any Shares under the Securities Act or register or qualify any Shares under any state or other securities laws.
SECTION 14.   SERVICE RELATIONSHIP
Nothing in this Plan or any Award shall in any way interfere with or limit the right of the Company, the Advisor or any Affiliate of the Company to terminate any Participant’s service therewith at any time, nor confer upon any Participant any right to continue in the service of the Company, the Advisor or any Affiliate of the Company.
SECTION 15.   AMENDMENT, SUSPENSION AND TERMINATION OF THIS PLAN
The Board or the Committee may at any time amend, suspend or discontinue this Plan, provided that such amendment, suspension or discontinuance meets the requirements of Applicable Laws, including without limitation, any applicable requirements for stockholder approval. Notwithstanding the above, an amendment, suspension or discontinuation shall not be made if it would impair the rights of any Participant under any Award previously granted, without the Participant’s consent, except to conform this Plan and Awards granted to the requirements of Applicable Laws. Notwithstanding any provision of the Plan to the contrary, if the Board or the Committee determines that any Award may be subject to Section 409A of the Code, the Board or the Committee may adopt such amendment to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Board or the Committee determines are necessary or appropriate, without the consent of the Participant, to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code. Without approval of the Company’s stockholders, (i) no Option or Stock Appreciation Right may be repriced, replaced, regranted through cancellation, repurchased for cash or other consideration (including another Award), or modified (except in connection with an adjustment pursuant to Section 5), in each case if the effect would be to reduce the exercise price for the Shares underlying the Option or Stock Appreciation Right; and (ii) no amendment may be effected to increase the number of Shares reserved for issuance under the Plan, to expand the type of Awards available under, or extend the term of, the Plan or to materially change the method of determining Fair Market Value.
SECTION 16.   LIABILITY AND INDEMNIFICATION
No person or member of the group constituting the Board or the Committee, nor any person acting pursuant to authority delegated to such person pursuant to Section 4.3, shall be liable for any act or omission on such person’s part, including but not limited to the exercise of any power or discretion given to such member under this Plan, except for those acts or omissions resulting from such member’s gross negligence or willful misconduct. The Company shall indemnify each present and future person or member of the group constituting the Board or the Committee, as well as any person acting pursuant to authority delegated to such person pursuant to Section 4.3, against and each person or member of the group constituting the Board or the Committee and each person acting pursuant to authority granted to such person pursuant to Section 4.3 shall be entitled without further act on his or her part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation) reasonably incurred by such person in connection with or arising out of any action, suit or proceeding to the fullest extent permitted by law and by the Articles of Incorporation and Bylaws of the Company.
SECTION 17.   SEVERABILITY
If any provision of this Plan is held to be illegal or invalid for any reason, that illegality or invalidity shall not affect the remaining portions of this Plan, but such provision shall be fully severable and this Plan shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan. Such an illegal or invalid provision shall be replaced by a revised provision that most nearly comports to the substance of the illegal or invalid provision. If any of the terms or provisions of this Plan or any Award Agreement conflict with the requirements of Applicable Laws, those conflicting terms or provisions shall be deemed inoperative to the extent they conflict with Applicable Law.
SECTION 18.   SECTION 409A OF THE CODE
Although the Company does not guarantee to a Participant the particular tax treatment of an Award granted under the Plan, Awards granted under the Plan are intended to be exempt from, or comply with, Section 409A of the Code. The Plan and any Awards granted under the Plan shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award granted under the Plan constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code (a “Section 409A Covered Award”), it shall be paid in a manner intended to comply with Section 409A of the Code. Notwithstanding the foregoing, in no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.
Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to Section 409A Covered Awards:
(a)   A termination of service shall not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a termination of the Participant’s service unless such termination is also a “Separation from Service” within the meaning of Code Section 409A and, for purposes of any such provision of Section 409A Covered Award, references to a “termination” or like terms shall mean “Separation from Service.” Notwithstanding any provision to the contrary in the Plan or an Award, if the Participant is deemed on the date of the Participant’s termination of service to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B) and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under a Section 409A Covered Award, to the extent required to be delayed in compliance with Code Section 409A(a)(2)(B), such payment shall not be made prior to the expiration of the six

(6)-month period measured from the date of the Participant’s Separation from Service (the “Delay Period”). All payments delayed pursuant to this Section 18(a) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s Separation from Service or, if earlier, on the date of the Participant’s death.
(b)   Whenever a payment under a Section 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.
(c)   If under the Section 409A Covered Award an amount is to be paid in two or more installments, for purposes of Code Section 409A, each installment shall be treated as a separate payment.
SECTION 19.   WITHHOLDING
The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the vesting, issuance or settlement of any Award, the delivery of any Shares or the payment of any cash hereunder, payment or other satisfaction by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting, issuance or settlement of any applicable Award, or upon making an election under Section 83(b) of the Code, or upon any other tax event, a Participant shall pay all required withholding or other tax obligations in connection with the grant, vesting or settlement of the Award or otherwise in connection with the Award to the Company. The Board may permit any such statutory withholding obligation with regard to any Participant to be satisfied by, to the extent applicable, reducing the number of Shares otherwise deliverable or by delivering Shares already owned having a Fair Market Value equal to the amount of such tax withholding obligations.
SECTION 20.   NOTICES AND OTHER COMMUNICATIONS
Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (a) if to the recipient of an Award, at his or her residence address last filed with the Company and (b) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.
SECTION 21.   GOVERNING LAW
This Plan shall be governed and construed in accordance with the laws of the State of Maryland (regardless of the law that might otherwise govern under applicable principles of conflict of laws).
SECTION 22.   EFFECTIVE DATE
This Plan was approved and adopted by the Board on February 23, 2021, subject to approval in that form by the holders of the Company’s voting Shares. The holders of the Company’s voting Shares approved the Plan on April   , 2021 (the “Effective Date”).

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYD33754-P50780For Against AbstainGLOBAL NET LEASE, INC.650 FIFTH AVE., 30TH FLOORNEW YORK, NY 100191a. M. Therese Antone1b. Edward G. Rendell1c. Abby M. WenzelNOTE: Such other business as may properly come before themeeting or any postponement or adjournment thereof.The Board of Directors recommends you vote FOR thefollowing proposals:The Board of Directors recommends youvote THREE YEARS on the followingproposal:1. Election of DirectorsNominees for Class I Directors:GLOBAL NET LEASE, INC.! ! !! ! !! ! !For Against Abstain2. Ratification of the appointment of PricewaterhouseCoopersLLP as the Company’s independent registered accountingfirm for the year ending December 31, 2021.5. A proposal approving the 2021 Omnibus IncentiveCompensation Plan.The Board of Directors recommends that you vote FOR thefollowing proposals:3. A proposal to adopt a non-binding advisory resolutionapproving the executive compensation for our namedexecutive officers as described herein.6. A proposal approving the 2021 Omnibus Advisor IncentiveCompensation Plan.4. A proposal recommending, by non-bindingvote, the frequency of future non-bindingadvisory votes on executive compensation.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.! ! !! ! ! !! ! !1 Year 2 Years 3 Years Abstain! ! !! ! !VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com/GNL or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Followthe instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/GNL2021You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.Eastern Time the day before the cut-off date or meeting date. Have your proxy card in handwhen you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.SCAN TOVIEW MATERIALS & VOTE

D33755-P50780Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com/GNL.GLOBAL NET LEASE, INC.Annual Meeting of StockholdersApril 12, 2021 11:00 a.m.This proxy is solicited by the Board of DirectorsThe undersigned stockholder(s) of Global Net Lease, Inc., a Maryland corporation (the "Company"), hereby appoint(s)James L. Nelson and Christopher J. Masterson, and each of them, as proxies for the undersigned with full power ofsubstitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held virtually atwww.virtualshareholdermeeting.com/GNL2021 on April 12, 2021, commencing at 11:00 a.m., Eastern Time, and any and allpostponements or adjournments thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled tocast, and otherwise to represent the undersigned, at such Annual Meeting and all postponements or adjournments thereof,with all power possessed by the undersigned as if personally present and to vote in his or her discretion on such matters as mayproperly come before the Annual Meeting. The undersigned hereby acknowledge(s) receipt of the Notice of Annual Meetingof Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxyheretofore given with respect to such meeting.When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast inthe manner directed on the reverse side. If this proxy is executed but no direction is made, the votes entitled tobe cast by the undersigned stockholder will be cast "FOR" Proposals 1, 2 and 3, "THREE YEARS" on Proposal 4 and"FOR" Proposals 5 and 6, as more particularly described in the proxy statement. The votes entitled to be cast by theundersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjournor postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies, that mayproperly come before the Annual Meeting or any postponement or adjournment thereof. At the present time, theBoard of Directors knows of no other matters to be presented at the Annual Meeting.Continued and to be signed on reverse side